UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments

Municipal Bond Funds

Annual Report dated April 30, 2008

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen High Yield Municipal Bond Fund

Nuveen All-American Municipal Bond Fund

Nuveen Insured Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

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Dear Shareholder,

It is with a variety of emotions that I write my last letter to Nuveen Fund shareholders. For a dozen years, it has been my privilege to communicate periodically with you through these annual and semi-annual reports about the performance and uses of your Fund. Over that time, I’ve tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification. I firmly believe that all our Fund shareholders, working in conjunction with a trusted financial advisor, have the potential to reach their financial objectives by using Nuveen Funds as a core component of a well-balanced portfolio.

As I noted in your Fund’s last shareholder report, Nuveen Investments was acquired in November 2007 by a group led by Madison Dearborn Partners, LLC. While this event had no impact on the investment objectives, portfolio management strategies or dividend policies of your Fund, it did provide a convenient point to begin implementing a long-planned transition in the senior management team at Nuveen. As a part of this process, I will be leaving the board of the Nuveen Funds on June 30, 2008.

In addition, Nuveen and your Fund’s Board determined that Fund shareholders would be best served by having an independent director serve as the new chairman of the Fund board. Therefore, I am very excited and pleased to report that I will be succeeded as chairman of your Nuveen Fund Board by Robert Bremner. A member of the board since 1997, Bob is a management consultant and private investor not affiliated with Nuveen. Over the years, he has played a critical role on the Fund Board, most recently as the lead independent director, and I know Bob and the other Board members are determined to maintain the standards and commitment to quality that you have come to expect from your Nuveen investment.

Please take the time to review the Portfolio Managers’ Comments, and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of Bob Bremner and the other members of your Fund’s board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

June 16, 2008

“I’ve tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification.”

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen High Yield

Municipal Bond Fund, the Nuveen All-American Municipal Bond Fund, the Nuveen Insured Municipal Bond Fund, the Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund

In the following discussion, portfolio managers John Miller, Johnathan N. Wilhelm, and Paul Brennan examine economic and market factors, key investment strategies and the performance of the Funds. John Miller, who has 15 years of investment experience, and Johnathan Wilhelm, with 18 years of investment experience, have managed the Nuveen High Yield Municipal Bond Fund since 2000 and 2007, respectively. Johnathan Wilhelm has managed the Nuveen All-American Municipal Bond Fund since December 2007. Paul Brennan, with 19 years of investment experience, has managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since July 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since December 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended April 30, 2008?

These past twelve months were a remarkably volatile period for municipal bond investors. While the year began quietly enough, conditions started to be much more challenging in August 2007. The U.S. economy weakened noticeably as the year progressed. In the second quarter of 2007, U.S. gross domestic product (GDP) grew by 3.8 percent, followed by a surprisingly robust 4.9 percent expansion in the year’s third quarter. By the final quarter, however, GDP growth shrunk to just 0.6 percent – the slowest quarterly economic expansion since late 2002. The sluggishness continued into the first three months of the new year, with growth of just 0.9 percent during that time. The deteriorating housing market had a far-ranging negative impact on the economy. Rising inflation also hurt, with increased food and energy costs weighing down consumer spending. The Consumer Price Index rose by 4.1 percent in 2007, compared to a more-modest 2.6 percent in 2006. Fixed-income investors became more concerned about risk and, in a “flight to quality,” flocked to U.S. Treasury bonds while shunning nearly every other corner of the bond market – including municipal securities, whose prices fell and yields rose dramatically in August.

While the tax-exempt bond market bounced back in the following month, conditions once again worsened late in 2007 and in early 2008. Various municipal bond insurers with indirect exposure to sub-prime loans were downgraded, in many cases causing substantial underperformance in the municipal bonds they guaranteed.

As nervous investors sought to reduce their risk, many began to purchase shorter-duration bonds – meaning those with less price sensitivity to changes in interest rates. These bonds performed the best over this period, aided by an aggressive series of Federal Reserve cuts in short-term interest rates. Conversely, longer-duration bonds, which carry more interest rate risk, did relatively poorly.

In general, riskier municipal securities significantly underperformed their higher-rated counterparts in this risk-averse environment, with the market’s high-yield segment faring the worst overall. However, most individual issuers remained financially solid, even as the prices of lower-rated bonds fell. Market conditions stabilized in the period’s final two months, especially among higher-rated bonds.

Calendar year 2007 was the third-consecutive year of very heavy municipal bond issuance. Total new supply in 2007 exceeded $427 billion nationally – a record level that was ten percent higher than the prior year, itself the third-highest total on record. Municipal issuance slowed markedly, however, in the first four months of the new year, with new supply of $129 billion representing a nine percent drop compared to the same period in 2007.

How did the Funds perform during this period?

The table on page three provides Class A share total returns for the five Funds for the one-year, five-year, and ten-year periods ending April 30, 2008. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category and relevant Lehman Brothers index.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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Class A Shares—

Average Annual Total Returns

as of 4/30/08

	1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	-10.97%	5.06%	N/A
A Shares at Offer	-14.71%	4.16%	N/A
Lipper High Yield Municipal Debt Funds Category Average[1]	-6.20%	3.94%	3.66%
Lehman Brothers High Yield Municipal Bond Index[2]	-6.65%	7.29%	5.13%

Nuveen All-American Municipal Bond Fund
A Shares at NAV	0.41%	3.79%	4.25%
A Shares at Offer	-3.82%	2.90%	3.80%
Lipper General Municipal Debt Funds Category Average[1]	0.08%	3.15%	4.02%
Lehman Brothers Municipal Bond Index[2]	2.79%	4.03%	5.16%

Nuveen Insured Municipal Bond Fund
A Shares at NAV	0.85%	3.16%	4.30%
A Shares at Offer	-3.35%	2.28%	3.85%
Lipper Insured Municipal Debt Funds Category Average[1]	0.64%	2.80%	4.07%
Lehman Brothers Insured Municipal Bond Index[2]	2.24%	3.98%	5.29%

Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	1.90%	3.35%	4.10%
A Shares at Offer	-1.18%	2.72%	3.79%
Lipper Intermediate Municipal Debt Funds Category Average[1]	2.81%	2.84%	4.15%
Lehman Brothers 7-Year Municipal Bond Index[2]	5.53%	3.81%	5.07%

	1-Year	5-Year	10-Year

Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	3.95%	2.98%	3.84%
A Shares at Offer	1.37%	2.46%	3.57%
Lipper Short-Intermediate Municipal Debt Funds Category Average[1]	3.47%	2.48%	3.61%
Lehman Brothers 5-Year Municipal Bond Index[2]	5.92%	3.29%	4.68%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Category contained 99, 77 and 48 funds for the one-year, five-year and ten-year periods ended April 30, 2008. The Lipper General Municipal Debt Funds Category had 233, 210 and 151 funds; the Lipper Insured Municipal Debt Funds Category had 52, 49 and 44 funds; the Lipper Intermediate Municipal Debt Funds Category had 157, 120 and 76 funds and the Lipper Short-Intermediate Municipal Debt Funds Category had 44, 34 and 25 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

Annual Report    Page 3

Nuveen High Yield Municipal Bond Fund

The Class A shares of the Nuveen High Yield Municipal Bond Fund returned negative 10.97 percent on net asset value during the reporting period. This return lagged the Lipper High Yield Municipal Debt Funds Category Average and the unmanaged Lehman Brothers High Yield Municipal Bond Index.

Market conditions were very challenging for high-yield investors for much of the twelve-month reporting period. In our view, most of the problems experienced in the high-yield municipal market stemmed from technical factors, such as an imbalance between relatively large supply and relatively weak demand, and were not the result of any large-scale fundamental credit weakness.

The Fund’s relatively long duration – meaning its relatively greater price sensitivity to interest rate changes – was one big reason for its underperformance. Longer-duration bonds significantly trailed their shorter-duration counterparts during the period. Moreover, most of the longer-duration bonds we owned were lower rated – not surprising for a high-yield-oriented Fund. Bonds rated BBB and BB, as well as non-rated bonds, generally performed poorly as municipal investors became more risk averse.

On a sector basis, our results were hampered by an allocation to airline bonds, especially those issued for American Airlines and Continental Airlines. General credit concerns and soaring oil costs hurt airline issues, which cut into the companies’ liquidity and weakened their balance sheets. However, despite their near-term challenges, we remained confident of the underlying credit quality of our airline holdings.

Our special-taxing-district community development bonds also were notable underperformers. These securities lagged as the housing market weakened and the perceived risks of investing in the sector increased. Although we were cautious about the sector as a whole, we remained confident in our individual holdings, none of which experienced credit problems during the period.

On the positive side, some of our higher-rated positions – especially certain hospital and higher-education bond holdings – were relatively strong performers. The Fund also benefited after certain bonds were pre-refunded1 during the period. When bonds are pre-refunded, they typically experience significant initial price appreciation. This appreciation added favorably to the Fund’s recent performance.

Nuveen All-American Municipal Bond Fund

During the twelve-month period, the Nuveen All-American Municipal Bond Fund returned 0.41 percent (Class A shares at net asset value), outpacing the return of the Lipper General Municipal Debt Funds Category Average. This return underperformed the unmanaged Lehman Brothers Municipal Bond Index.

The Fund’s holdings in bonds with relatively short maturity dates – especially under ten years – were particularly helpful for performance. These securities benefited the most from the Fed’s aggressive series of short-term interest rate cuts between September 2007 and April 2008. The Fund’s higher-rated bond allocation also added to results. Specifically, our AAA-rated and AA-rated bond positions performed well, as these securities benefited from investors’ flight to quality during the period. In addition, our pre-refunded bonds saw strong price appreciation and made especially favorable performance contributions.

In contrast, our allocation to lower-investment-grade and longer-maturity bonds had a negative impact on total returns. Our holdings of bonds backed by the 1998 master tobacco settlement agreement were one notable source of underperformance. In addition to being hurt by the market’s general unease about credit risk, the tobacco sector saw extremely high issuance during

1	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Annual Report    Page 4

the period. Coupled with the sharply lower demand, it resulted in large price declines throughout this sector. Lower-rated health care bonds also detracted from overall performance.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund’s total return during the past twelve months was 0.85 percent (Class A shares at net asset value). This performance outpaced the Lipper Insured Municipal Debt Funds Category Average, but trailed the return of the unmanaged Lehman Brothers Insured Municipal Bond Index.

The biggest overall impact on the Fund’s recent performance came from our exposure to securities backed by municipal bond insurers whose ratings were downgraded in the wake of the credit concerns that began last summer and fall. Many of the securities these companies insured saw their bonds negatively repriced as a result. While this hurt performance, the Fund did have relatively limited exposure to the insurers that were downgraded and relatively more exposure to the insurance companies whose ratings remained intact.

The Fund’s relatively modest duration had a helpful impact on our comparative performance. Specifically, reduced exposure to longer-dated holdings contributed positively, as did our allocation to strong-performing pre-refunded bonds. Despite our lighter overall weighting in longer-duration issues, those longer bonds we did own detracted meaningfully from the Fund’s return. In particular, our zero-coupon bonds – which are very interest-rate-sensitive – were a drag on performance in a market environment favoring shorter-duration securities.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund generated a total return of 1.90 percent (Class A shares at net asset value) during the past twelve months, underperforming the Lipper Intermediate Municipal Debt Funds Category Average and the unmanaged Lehman Brothers 7-Year Municipal Bond Index.

Not surprisingly, given the weak credit market conditions, the Fund’s performance was hampered significantly by its lower-rated bond positions. The portfolio’s relatively long duration positioning was another negative performance factor. To manage the duration, we implemented a derivatives overlay strategy that did not perform as we had anticipated in the unsettled credit markets prevalent during much of this period.

On the positive side, as with the Insured Fund, we benefited in a comparative sense from having bonds backed by relatively strong bond insurers represented in the portfolio.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund had a total return of 3.95 percent (Class A shares at net asset value) during the twelve-month reporting period. This return outperformed the Lipper Short-Intermediate Municipal Debt Funds Category Average, but fell short of the unmanaged Lehman Brothers 5-Year Municipal Bond Index.

Our allocation to highly rated bonds, and especially pre-refunded bonds, contributed positively to performance as well. As with the Insured and Intermediate Duration Funds, we had a relatively modest weighting in underperforming insured bonds backed by downgraded municipal bond insurers, and relatively more exposure to those that performed better.

On the negative side, we had a fairly sizeable weighting in lower-investment-grade bonds, as well as positions in BB-rated and non-rated municipal securities. Although we were actively working to reduce this exposure during the period, the allocation to riskier segments of the market worked against the Fund. Despite their poor recent performance, the lower-rated bonds we did own generally experienced no fundamental credit weakness. Another modest source of underperformance was our slight overweighting in longer-duration bonds, which lagged shorter-

Annual Report    Page 5

duration bonds in an environment of falling short-term interest rates.

What strategies did you use to manage the Funds? How did these strategies influence performance during the past twelve months?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s performance, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Despite the difficult market environment, the Fund’s overall management approach remained consistent with past reporting periods. We continued to invest on a bottom-up basis, selecting securities one-by-one based on our assessment of their credit quality and long-term value potential. We also continued to manage risk by diversifying the portfolio across multiple sectors and credit rating categories, as well as by relying heavily on the experience and skill of Nuveen’s research team, which regularly helps us determine which bonds may be most resilient in the face of the current market downturn.

Given the great volatility during the year, we sought to benefit from sharp market fluctuations to purchase financially strong BBB-rated and lower-rated bonds selling for what we believed were unusually attractive prices. Market conditions provided us with a wide variety of bonds to choose from – both new positions as well as opportunities to add to existing holdings – that were offering much-higher yields than we have seen in recent years. Our focus remained on “essential service” bonds – debt issued to fund utilities, hospitals, education facilities and other projects that are vital to the communities they serve. We believe these bonds’ essentiality gives investors an extra and valuable layer of protection during challenging market conditions.

Conversely, we were relatively cautious about bonds in cyclical sectors, which we believed could be more vulnerable in a deteriorating economy. Worries about economic weakness also prompted us to add to our higher-rated bond holdings. In addition to adding liquidity to the portfolio in a difficult market, we believed that these bonds’ higher credit quality would be an asset in the event of a protracted economic slowdown.

To fund recent purchases, we sold a number of bonds that we believed had reached their fair values. These included pre-refunded bonds experiencing significant price appreciation during the period. We also sold some municipal securities issued in high-tax states that were in strong demand, enabling us to obtain what we believed were relatively high prices. Of final note, we also were selling certain community-development district bonds that we believed would be more vulnerable to the ongoing real estate market slowdown.

Nuveen All-American Municipal Bond Fund

Given the tremendous volatility and historically wide credit spreads over much of this period, we saw a unique opportunity to add fundamentally solid lower-rated and unrated bonds at unusually high yields. In both cases, we believed these bonds offered investors a number of benefits: a very favorable risk/reward tradeoff, very good appreciation prospects, and strong income-generation capability because of their relatively high yields. Most of these lower-rated positions were on the longer end of the yield curve, which we believed offered the best total-return prospects over time.

In contrast, we reduced the Fund’s allocation to higher-rated bonds. At period end, the portfolio remained very high quality, with more than 38 percent held in AAA-rated bonds. However, we believed that we were making best use of our experienced credit research team by focusing on some of the exceptional values we were finding in other parts of the municipal market.

Annual Report    Page 6

Many of our new purchases focused on the health care sector, an area of particular expertise for our research team. We like investing in health care issuers for a variety of reasons – the basic service they provide is essential, and they are benefiting from an aging population, among other factors. At period end, the portfolio’s health care weighting was approximately 16 percent of the portfolio. Other areas of investment during the period included land-secured community-development-district bonds offering what we believed were strong values as well as several higher-education bond issues.

Nuveen Insured Municipal Bond Fund

With the turmoil in the credit markets, a number of municipal insurers saw their credit ratings downgraded during the period. This resulted in a more-volatile-than-normal insured municipal market environment. However, these conditions provided us with a number of opportunities to buy insured bonds that we believed were trading at attractive long-term values and whose credit quality we remained confident about despite their recent underperformance.

We also bought a modest amount of high-quality uninsured bonds, as permitted by the Fund’s investment policies, when we believed they offered our shareholders particular value and sufficiently strong credit quality.

We sought to increase the Fund’s exposure to longer-dated bonds during the period, especially during its second half. As the short end of the yield curve strongly outperformed, we saw much greater reward potential available from bonds on the yield curve’s longer end. Accordingly, we looked for appropriate opportunities to add longer-dated holdings while simultaneously keeping the portfolio’s overall duration from extending too far.

Nuveen Intermediate Duration Municipal Bond Fund

Throughout the period, we took advantage of opportunities to add bonds with 5- to 15-year maturities. Given the recent outperformance of shorter-dated bonds, we believed that longer-intermediate bonds offered much better yield potential and long-term value for our shareholders.

We were not widely adding lower-rated bonds to the portfolio, as we felt that the Fund was already sufficiently exposed to that part of the market. At period end, approximately 22 percent of the portfolio was held in bonds rated BBB or lower. To capitalize on market volatility, new purchases tended to focus on medium-quality issues. In our view, these provided better long-term value than higher-rated bonds, whose prices rose the most as investors became increasingly risk averse.

Nuveen Limited Term Municipal Bond Fund

As market conditions became more volatile and the yield curve steepened, we looked to buy suitable longer-maturity bonds, financing these purchases with shorter-term bonds. This approach enabled us to take advantage of what we believed were favorable opportunities to increase the Fund’s yield and investment performance prospects.

In adding new bonds to the portfolio, we tended to favor securities with unusual structural features – such as very high coupons or unusual redemption provisions – that we believed were being undervalued by the market. This emphasis enabled us to add bonds offering higher-than-expected yields relative to their risk.

Early in 2008, we also saw opportunities to purchase variable-rate auctioned bonds – very-short-term securities whose interest rates are typically reset on a weekly basis. We do not typically invest widely in these types of issues. However, because they were offering unusually high yields during the period – enabling us to add income to the portfolio – we bought these securities at various points during the period.

Dividend Information

The High Yield Fund’s Class A shares saw one dividend increase in February 2008; its Class B shares saw three in August 2007, November 2007, and February 2008; its Class C shares saw two in

Annual Report    Page 7

November 2007 and February 2008; and its Class I shares saw one in February 2008. During the reporting period, the All-American Fund’s Class C shares saw one increase to their monthly dividend in August 2007. The Intermediate Duration Fund’s Class B and Class C shares saw dividend increases in August 2007. The dividends for all share classes of the Insured and Limited Term Funds remained consistent during the past year.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of April 30, 2008, the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, and Nuveen Limited Term Municipal Bond Fund had positive UNII balances for financial statement purposes and positive UNII balances for tax purposes. The Nuveen Insured Municipal Bond Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

Recent Developments Regarding Bond Insurance Companies and Fund Policy Changes

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. During the period covered by this report, at least one rating agency reduced the rating for AMBAC-insured and MBIA-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds to BB. Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB, and MBIA-insured bonds to A. As of April 30, 2008, at least one rating agency has placed XLCA-insured bonds on “negative credit watch” and one or more rating agencies have placed each of these insurers on “negative outlook”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen Funds’ Board of Trustees approved changes to the investment policies of all of the Nuveen insured municipal open-end funds. The new policies require that (1) at least 80% of a Fund’s net assets must be invested in insured municipal bonds guaranteed by insurers rated “A” or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund’s net assets must be invested in municipal bonds rated “AA” or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of a Fund’s net assets may be invested in uninsured municipal bonds rated “A” to “BBB” by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds’ investment portfolios for current and future environments. Nuveen Insured Municipal Bond Fund implemented these policy changes on March 20, 2008.

Annual Report    Page 8

Nuveen High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen All-American Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 9

Nuveen Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Intermediate Duration Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A shares (4.20% for the Insured Fund and 3.0% for Intermediate Duration) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 10

Nuveen Limited Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Limited Term Municipal Bond Fund compared with the Lehman Brothers 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 11

Fund Spotlight as of 4/30/08 Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R Shares[1]
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
NAV	$19.26	$19.24	$19.25	$19.26
Latest Monthly Dividend[2]	$0.0910	$0.0780	$0.0815	$0.0945
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0018	$0.0018	$0.0018	$0.0018
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/08

A Shares	NAV	Offer
1-Year	-10.97%	-14.71%
5-Year	5.06%	4.16%
Since Inception	5.38%	4.87%

B Shares	w/o CDSC	w/CDSC
1-Year	-11.63%	-15.01%
5-Year	4.29%	4.12%
Since Inception	4.68%	4.68%

C Shares	NAV
1-Year	-11.44%
5-Year	4.50%
Since Inception	4.81%

R Shares	NAV
1-Year	-10.82%
5-Year	5.27%
Since Inception	5.59%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	5.67%	5.43%
30-Day Yield[4]	5.81%	—
SEC 30-Day Yield[4,5]	—	5.56%
Taxable-Equivalent Yield[5,6]	8.07%	7.72%

B Shares	NAV
Dividend Yield[4]	4.86%
30-Day Yield[4]	5.05%
Taxable-Equivalent Yield[6]	7.01%

C Shares	NAV
Dividend Yield[4]	5.08%
30-Day Yield[4]	5.25%
Taxable-Equivalent Yield[6]	7.29%

R Shares	NAV
Dividend Yield[4]	5.89%
SEC 30-Day Yield[4]	6.01%
Taxable-Equivalent Yield[6]	8.35%

Average Annual Total Returns as of 3/31/08

A Shares	NAV	Offer
1-Year	-11.31%	-15.04%
5-Year	5.07%	4.17%
Since Inception	5.34%	4.83%

B Shares	w/o CDSC	w/CDSC
1-Year	-11.97%	-15.34%
5-Year	4.29%	4.12%
Since Inception	4.63%	4.63%

C Shares	NAV
1-Year	-11.78%
5-Year	4.50%
Since Inception	4.77%

R Shares	NAV
1-Year	-11.13%
5-Year	5.27%
Since Inception	5.55%

Portfolio Statistics
Net Assets ($000)	$4,084,967
Average Effective Maturity on Securities (Years)	22.03
Average Duration	11.54

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.87%	4/30/07
Class B	1.63%	1.62%	4/30/07
Class C	1.43%	1.42%	4/30/07
Class R	0.67%	0.67%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares will be renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 12

Fund Spotlight as of 4/30/08 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Health Care	23.7%
Tax Obligation/Limited	23.2%
Education and Civic Organizations	8.6%
Consumer Discretionary	6.3%
Long-Term Care	5.5%
Industrials	5.2%
Consumer Staples	5.1%
Utilities	5.0%
Transportation	5.0%
Other	12.4%

States/U.S. Territories2

California	12.1%
Florida	10.4%
Colorado	7.2%
Illinois	6.4%
Texas	6.2%
Ohio	4.8%
Louisiana	4.2%
Alabama	4.1%
Michigan	3.7%
Virginia	2.9%
Wisconsin	2.8%
Pennsylvania	2.6%
Missouri	2.5%
Arizona	2.0%
Nevada	2.0%
Maryland	2.0%
Georgia	1.9%
Oklahoma	1.7%
New Jersey	1.7%
South Carolina	1.7%
New York	1.7%
Other	15.4%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of April 30, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/08)	$921.80	$918.60	$919.60	$922.80	$1,019.54	$1,015.81	$1,018.81	$1,020.54
Expenses Incurred During Period	$5.11	$8.68	$7.73	$4.16	$5.37	$9.12	$8.12	$4.37

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 1.62% and ..87% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 13

Fund Spotlight as of 4/30/08 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R Shares[1]
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
NAV	$10.50	$10.53	$10.50	$10.54
Latest Monthly Dividend[2]	$0.0385	$0.0315	$0.0335	$0.0400
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/08
A Shares	NAV	Offer
1-Year	0.41%	-3.82%
5-Year	3.79%	2.90%
10-Year	4.25%	3.80%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.28%	-4.13%
5-Year	3.03%	2.86%
10-Year	3.63%	3.63%
C Shares	NAV
1-Year	-0.17%
5-Year	3.22%
10-Year	3.68%
R Shares	NAV
1-Year	0.58%
5-Year	3.99%
10-Year	4.46%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.40%	4.22%
30-Day Yield[3]	4.57%	—
SEC 30-Day Yield[3,4]	—	4.38%
Taxable-Equivalent Yield[4,5]	6.35%	6.08%
B Shares	NAV
Dividend Yield[3]	3.59%
30-Day Yield[3]	3.82%
Taxable-Equivalent Yield[5]	5.31%
C Shares	NAV
Dividend Yield[3]	3.83%
30-Day Yield[3]	4.02%
Taxable-Equivalent Yield[5]	5.58%
R Shares	NAV
Dividend Yield[3]	4.55%
SEC 30-Day Yield[3]	4.77%
Taxable-Equivalent Yield[5]	6.63%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	-0.66%	-4.84%
5-Year	3.70%	2.81%
10-Year	4.03%	3.59%
B Shares	w/o CDSC	w/CDSC
1-Year	-1.43%	-5.23%
5-Year	2.94%	2.77%
10-Year	3.43%	3.43%
C Shares	NAV
1-Year	-1.23%
5-Year	3.13%
10-Year	3.47%
R Shares	NAV
1-Year	-0.49%
5-Year	3.90%
10-Year	4.24%

Portfolio Statistics
Net Assets ($000)	$445,383
Average Effective Maturity on Securities (Years)	17.83
Average Duration	8.13

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.91%	0.90%	4/30/07
Class B	1.67%	1.65%	4/30/07
Class C	1.46%	1.45%	4/30/07
Class R	0.71%	0.70%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares will be renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2008.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 14

Fund Spotlight as of 4/30/08 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	21.4%
Health Care	15.9%
U.S. Guaranteed	11.0%
Utilities	10.0%
Education and Civic Organizations	7.5%
Tax Obligation/General	6.8%
Transportation	6.1%
Housing/Single Family	6.0%
Consumer Staples	5.2%
Other	10.1%

States/U.S. Territories2

California	8.9%
New York	8.4%
Wisconsin	7.3%
Illinois	6.2%
Louisiana	6.1%
Texas	5.6%
Florida	4.5%
Tennessee	4.2%
New Jersey	4.0%
Puerto Rico	3.6%
South Carolina	3.3%
Indiana	3.0%
Michigan	3.0%
Colorado	2.8%
New Hampshire	2.6%
Washington	2.5%
Alabama	2.1%
Massachusetts	1.8%
Ohio	1.8%
Other	18.3%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of April 30, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/08)	$997.40	$993.50	$993.70	$997.30	$1,020.69	$1,016.96	$1,017.95	$1,021.73
Expenses Incurred During Period	$4.17	$7.88	$6.89	$3.13	$4.22	$7.97	$6.97	$3.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and ..63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 15

Fund Spotlight as of 4/30/08 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R Shares[1]
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
NAV	$10.45	$10.47	$10.39	$10.43
Latest Monthly Dividend[2]	$0.0375	$0.0305	$0.0320	$0.0390
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0073	$0.0073	$0.0073	$0.0073
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/08
A Shares	NAV	Offer
1-Year	0.85%	-3.35%
5-Year	3.16%	2.28%
10-Year	4.30%	3.85%
B Shares	w/o CDSC	w/CDSC
1-Year	0.14%	-3.73%
5-Year	2.38%	2.21%
10-Year	3.68%	3.68%
C Shares	NAV
1-Year	0.31%
5-Year	2.59%
10-Year	3.74%
R Shares	NAV
1-Year	1.11%
5-Year	3.35%
10-Year	4.51%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	4.31%	4.12%
30-Day Yield[4]	3.68%	—
SEC 30-Day Yield[4,5]	—	3.52%
Taxable-Equivalent Yield[5,6]	5.11%	4.89%
B Shares	NAV
Dividend Yield[4]	3.50%
30-Day Yield[4]	2.93%
Taxable-Equivalent Yield[6]	4.07%
C Shares	NAV
Dividend Yield[4]	3.70%
30-Day Yield[4]	3.13%
Taxable-Equivalent Yield[6]	4.35%
R Shares	NAV
Dividend Yield[4]	4.49%
SEC 30-Day Yield[4]	3.88%
Taxable-Equivalent Yield[6]	5.39%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	-0.04%	-4.20%
5-Year	3.08%	2.19%
10-Year	4.11%	3.66%
B Shares	w/o CDSC	w/CDSC
1-Year	-0.82%	-4.65%
5-Year	2.32%	2.15%
10-Year	3.49%	3.49%
C Shares	NAV
1-Year	-0.56%
5-Year	2.53%
10-Year	3.55%
R Shares	NAV
1-Year	0.13%
5-Year	3.29%
10-Year	4.31%

Portfolio Statistics
Net Assets ($000)	$810,423
Average Effective Maturity on Securities (Years)	15.18
Average Duration	6.15

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.96%	0.96%	4/30/07
Class B	1.71%	1.71%	4/30/07
Class C	1.51%	1.51%	4/30/07
Class R	0.76%	0.76%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares will be renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 16

Fund Spotlight as of 4/30/08 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1,2

As of April 30, 2008, the Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries[2]
U.S. Guaranteed	23.2%
Transportation	19.5%
Tax Obligation/Limited	15.9%
Tax Obligation/General	14.4%
Health Care	7.0%
Utilities	6.1%
Other	13.9%

States/U.S. Territories2

California	18.0%
Texas	8.4%
Washington	7.1%
Michigan	6.5%
Indiana	5.3%
Alabama	4.4%
Tennessee	4.4%
Colorado	4.1%
Illinois	3.9%
Georgia	3.1%
Ohio	2.9%
Florida	2.9%
New York	2.9%
New Jersey	2.8%
Massachusetts	2.3%
Louisiana	2.2%
Puerto Rico	1.7%
Pennsylvania	1.7%
Other	15.4%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of April 30, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/08)	$1,000.40	$996.40	$997.20	$1,001.20	$1,020.64	$1,016.91	$1,017.90	$1,021.63
Expenses Incurred During Period	$4.23	$7.94	$6.95	$3.23	$4.27	$8.02	$7.02	$3.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and ..65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 17

Fund Spotlight as of 4/30/08 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R Shares[1]
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
NAV	$8.78	$8.81	$8.80	$8.79
Latest Monthly Dividend[2]	$0.0280	$0.0225	$0.0240	$0.0295
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0206	$0.0206	$0.0206	$0.0206
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/08
A Shares	NAV	Offer
1-Year	1.90%	-1.18%
5-Year	3.35%	2.72%
10-Year	4.10%	3.79%
B Shares	w/o CDSC	w/CDSC
1-Year	1.13%	-2.79%
5-Year	2.59%	2.41%
10-Year	3.48%	3.48%
C Shares	NAV
1-Year	1.22%
5-Year	2.76%
10-Year	3.54%
R Shares	NAV
1-Year	1.99%
5-Year	3.55%
10-Year	4.31%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[4]	3.83%	3.71%
30-Day Yield[4]	3.48%	—
SEC 30-Day Yield[4,5]	—	3.38%
Taxable-Equivalent Yield[5,6]	4.83%	4.69%
B Shares	NAV
Dividend Yield[4]	3.06%
30-Day Yield[4]	2.73%
Taxable-Equivalent Yield[6]	3.79%
C Shares	NAV
Dividend Yield[4]	3.27%
30-Day Yield[4]	2.93%
Taxable-Equivalent Yield[6]	4.07%
R Shares	NAV
Dividend Yield[4]	4.03%
SEC 30-Day Yield[4]	3.68%
Taxable-Equivalent Yield[6]	5.11%

Average Annual Total Returns as of 3/31/08
A Shares	NAV	Offer
1-Year	1.55%	-1.52%
5-Year	3.34%	2.71%
10-Year	3.99%	3.67%
B Shares	w/o CDSC	w/CDSC
1-Year	0.88%	-3.02%
5-Year	2.57%	2.40%
10-Year	3.37%	3.37%
C Shares	NAV
1-Year	0.98%
5-Year	2.77%
10-Year	3.43%
R Shares	NAV
1-Year	1.75%
5-Year	3.54%
10-Year	4.20%

Portfolio Statistics
Net Assets ($000)	$2,495,509
Average Effective Maturity on Securities (Years)	9.09
Average Duration	4.70

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.75%	0.75%	4/30/07
Class B	1.50%	1.50%	4/30/07
Class C	1.30%	1.30%	4/30/07
Class R	0.55%	0.55%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares will be renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid May 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 18

Fund Spotlight as of 4/30/08 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	23.5%
Health Care	16.3%
Tax Obligation/General	15.3%
U.S. Guaranteed	12.5%
Utilities	10.8%
Consumer Staples	7.2%
Other	14.4%

States/U.S. Territories2

New York	11.4%
California	7.8%
Texas	6.8%
Florida	6.5%
Michigan	6.2%
Massachusetts	6.1%
Illinois	5.8%
New Jersey	5.4%
Wisconsin	3.6%
Louisiana	3.1%
Ohio	2.9%
Washington	2.9%
Alabama	2.8%
Puerto Rico	2.6%
Tennessee	2.5%
North Carolina	2.3%
Colorado	2.3%
Pennsylvania	2.1%
Missouri	2.1%
District of Columbia	2.1%
Other	12.7%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments, excluding derivative transactions, as of April 30, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/08)	$1,008.90	$1,005.20	$1,006.20	$1,009.90	$1,021.18	$1,017.45	$1,018.45	$1,022.18
Expenses Incurred During Period	$3.70	$7.43	$6.43	$2.70	$3.72	$7.47	$6.47	$2.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.49%, 1.29% and ..54% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 19

Fund Spotlight as of 4/30/08 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	R Shares[1]
Fund Symbol	FLTDX	FLTCX	FLTRX
NAV	$10.63	$10.60	$10.57
Latest Monthly Dividend[2]	$0.0315	$0.0285	$0.0335
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0032	$0.0032	$0.0032
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 4/30/08

A Shares	NAV	Offer
1-Year	3.95%	1.37%
5-Year	2.98%	2.46%
10-Year	3.84%	3.57%

C Shares	NAV
1-Year	3.61%
5-Year	2.62%
10-Year	3.47%

R Shares	NAV
1-Year	4.21%
5-Year	3.19%
10-Year	4.04%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.56%	3.47%
30-Day Yield[4]	3.16%	—
SEC 30-Day Yield[4,5]	—	3.08%
Taxable-Equivalent Yield[5,6]	4.39%	4.28%

C Shares	NAV
Dividend Yield[4]	3.23%
30-Day Yield[4]	2.81%
Taxable-Equivalent Yield[6]	3.90%

R Shares	NAV
Dividend Yield[4]	3.80%
SEC 30-Day Yield[4]	3.36%
Taxable-Equivalent Yield[6]	4.67%

Average Annual Total Returns as of 3/31/08

A Shares	NAV	Offer
1-Year	4.05%	1.46%
5-Year	3.04%	2.52%
10-Year	3.77%	3.51%

C Shares	NAV
1-Year	3.71%
5-Year	2.68%
10-Year	3.41%

R Shares	NAV
1-Year	4.31%
5-Year	3.25%
10-Year	3.98%

Portfolio Statistics
Net Assets ($000)	$823,912
Average Effective Maturity on Securities (Years)	4.79
Average Duration	3.43

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.73%	0.72%	4/30/07
Class C	1.08%	1.07%	4/30/07
Class R	0.52%	0.51%	4/30/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares will be renamed Class I Shares.

2	Paid May 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2008.

3	Paid December 5, 2007. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Annual Report    Page 20

Fund Spotlight as of 4/30/08 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Health Care	18.2%
Tax Obligation/Limited	16.4%
U.S. Guaranteed	15.5%
Utilities	14.1%
Tax Obligation/General	12.8%
Education and Civic Organizations	5.8%
Transportation	4.6%
Other	12.6%

States/U.S. Territories2

New York	8.6%
Texas	8.3%
New Jersey	7.1%
California	7.0%
Illinois	7.0%
Pennsylvania	6.4%
Massachusetts	5.4%
Florida	4.4%
Ohio	3.5%
South Carolina	3.3%
Tennessee	2.7%
Colorado	2.5%
New Mexico	2.5%
Nevada	2.1%
Maryland	2.0%
Alabama	2.0%
North Carolina	2.0%
Michigan	1.9%
Connecticut	1.9%
Mississippi	1.7%
Other	17.7%
1	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2	As a percentage of total investments as of April 30, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)

	A Shares	C Shares	R Shares	A Shares	C Shares	R Shares
Beginning Account Value (11/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/08)	$1,021.10	$1,019.40	$1,022.40	$1,021.43	$1,019.64	$1,022.43
Expenses Incurred During Period	$3.47	$5.27	$2.46	$3.47	$5.27	$2.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .69%, 1.05% and .49% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 21

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	National – 0.2%

$4,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15) (Alternative Minimum Tax)	4/15 at 100.00	Aaa		$4,267,040

601	MMA Financial Multifamily Securitization Trust, Class B Certificates, Series 2005A, 9.000%, 6/01/39 (Mandatory put 12/01/09) (Alternative Minimum Tax)	8/08 at 115.00	N/R		610,898

1,566	MMA Financial Mutlifamily Securitization Trust, Class B Certificates, Series 2005B, 9.000%, 7/01/40 (Mandatory put 7/01/10) (Alternative Minimum Tax)	8/08 at 101.00	N/R		1,570,087
6,167	Total National				6,448,025
	Alabama – 4.4%

2,445	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, Drivers 1954, 11.215%, 4/01/38 (Alternative Minimum Tax) (IF)	4/16 at 100.00	Aaa		1,855,828

16,000	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R		14,215,040

50,085	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa1		43,603,500

5,550	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	B		4,566,540

25	Courtland Industrial Development Board, Alabama, Solid Waste Disposal Revenue Refunding Bonds, Champion International Paper Corporation, Series 1998A, 5.700%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.00	Baa3		22,389

295	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		253,933

101,535	Huntsville Healthcare Authority, Alabama, Revenue Bonds, 2.666%, 6/01/32 (UB)	6/17 at 100.00	A2		72,094,927

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2		1,467,462
3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2		2,523,243

900	Prattville Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Co. Projects, Series 2006A, 4.550%, 12/01/26	12/11 at 100.00	BBB		786,006

24,600	Prichard Waterworks and Sewer Board, Alabama, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 8/15/35	11/15 at 102.00	BBB–		21,718,848

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (4)	No Opt. Call	N/R		5,991
2,365	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R		1,416,872
1,420	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R		850,722

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	1/06 at 100.00	N/R		1,575,113

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R		1,882,140
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R		11,853,861
227,565	Total Alabama				180,692,415
	Alaska – 0.1%

1,000	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 5.500%, 6/01/36 – ACA Insured	6/16 at 100.00	N/R		906,500

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31 (Pre-refunded 6/01/10)	6/10 at 100.00	AAA		2,150,360

50	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3		39,068
3,050	Total Alaska				3,095,928
	Arizona – 2.2%

40	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Series 1999A, 6.250%, 11/15/29 (Pre-refunded 11/15/09)	11/09 at 100.00	Baa3	(5)	42,311

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$3,000	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.750%, 11/15/33 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(5)	$3,666,660

840	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R		878,741

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,400	4.625%, 12/01/26	12/15 at 100.00	BBB		1,242,766
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,042,788
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,505,231
345	4.750%, 12/01/29	12/15 at 100.00	BBB		305,356
1,855	4.750%, 12/01/30	12/15 at 100.00	BBB		1,626,223
200	5.000%, 12/01/35	12/15 at 100.00	BBB		178,604

10,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB		8,705,900

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.250%, 11/01/41 (Mandatory put 11/01/11) (Alternative Minimum Tax)	5/08 at 103.00	N/R		20,134,800

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	BB		6,344,554

1,905	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/08 at 100.00	N/R		1,912,582

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
1,195	5.000%, 4/01/25	4/15 at 100.00	Baa1		1,146,196
5,000	5.000%, 4/01/35	4/15 at 100.00	Baa1		4,470,550

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		375,610

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
280	6.375%, 11/01/13	11/11 at 103.00	N/R		291,903
790	7.250%, 11/01/23	11/11 at 103.00	N/R		834,256
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,797,467

2,490	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R		2,167,894

1,640	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Heritage Elementary School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(5)	1,940,710

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–		533,121

4,700	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 7.500%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R	(5)	5,686,859

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
505	6.000%, 6/01/16	No Opt. Call	N/R		510,606
1,240	6.250%, 6/01/26	6/16 at 100.00	N/R		1,198,906
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R		2,862,570

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BB		236,258
475	6.000%, 6/01/36	6/16 at 100.00	BB		420,361

2,500	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	N/R		2,197,575

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
$1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–		$1,581,266
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–		1,009,808

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R		100,908
500	5.400%, 7/01/15	No Opt. Call	N/R		502,765
700	5.500%, 7/01/16	No Opt. Call	N/R		702,457
3,960	5.750%, 7/01/22	7/16 at 100.00	N/R		3,838,507
5,918	6.000%, 7/01/30	7/16 at 100.00	N/R		5,602,216

1,600	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R		1,413,936

2,200	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	N/R		1,812,448
93,568	Total Arizona				90,821,669
	Arkansas – 0.3%

55	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	B2		49,089

13,300	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	10/08 at 101.00	B2		10,849,209

1,000	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/30	2/15 at 100.00	BBB		925,000
14,355	Total Arkansas				11,823,298
	California – 13.1%

1,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	10/08 at 101.00	BBB–		1,251,413

90	Affordable Housing Agency, California, Multifamily Housing Revenue Bonds, Westridge at Hilltop Apartments, Series 2003A-S, 6.375%, 12/15/33 (Pre-refunded 12/15/08)	12/08 at 103.00	Baa3	(5)	95,007

12,250	Alameda Public Finance Authority, California, Revenue Bond Anticipation Notes, Alameda Power and Telecom, Series 2004, 7.000%, 6/01/09	No Opt. Call	N/R		10,582,163

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R		1,687,200
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R		2,822,243

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R		217,219

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R		1,401,020
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R		1,789,669

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R		1,635,075
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R		2,134,916
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R		2,278,475

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
1,000	5.350%, 9/01/28	9/15 at 102.00	N/R		917,000
1,490	5.400%, 9/01/35	9/15 at 102.00	N/R		1,331,136

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R		813,225
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R		1,922,990

685	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.000%, 9/01/27	9/08 at 103.00	N/R		590,655

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	Benicia, California, Assessment District Limited Obligation Improvement Bonds, Series 2004B, 5.900%, 9/02/30	3/11 at 100.00	N/R	$1,507,425

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32	8/17 at 102.00	N/R	2,976,152

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
5,000	0.000%, 6/01/21	12/18 at 100.00	Baa3	3,980,150
4,070	0.000%, 6/01/28	12/18 at 100.00	Baa3	3,049,855
4,990	0.000%, 6/01/36 (Mandatory put 6/01/23)	12/18 at 100.00	Baa3	3,650,884

	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993:
905	5.625%, 5/15/08	No Opt. Call	BB	904,801
5,410	5.750%, 5/15/15	5/08 at 100.00	BB	5,241,208

11,375	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Trust 2636, 10.554%, 11/15/34 (IF)	11/15 at 100.00	A2	10,264,345

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007, Floaters, Series 1757:
2,500	12.360%, 11/15/42 (IF)	11/16 at 100.00	Aa3	2,259,000
1,250	12.361%, 11/15/42 (IF)	11/16 at 100.00	Aa3	1,129,500
2,000	12.361%, 11/15/43 (IF)	11/16 at 100.00	Aa3	1,793,720
3,125	13.363%, 11/15/46 (IF)	11/16 at 100.00	Aa3	3,181,063

8,330	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007, 5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	8,115,253

3,245	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2007M, Trust 1022, 11.079%, 2/01/30 (Alternative Minimum Tax) (IF)	2/17 at 100.00	AA–	2,194,886

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,299,804

320	California Municipal Finance Authority, Revenue Bonds, University Students Coop Association, Series 2007, 4.750%, 4/01/27	4/17 at 100.00	BBB–	282,867

2,560	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–	2,396,160

4,800	California Pollution Control Financing Authority, Solid Waste Revenue Bonds, Keller Canyon Landfill Company, Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)	7/08 at 100.00	BB–	4,800,048

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)	No Opt. Call	BB	34,432,454

2,770	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.000%, 7/15/22	7/17 at 100.00	N/R	2,457,572

3,195	California Statewide Community Development Authority, Charter School Revenue Bonds, Lionel Wilson College Preparatory Academy, Series 2001A, 7.250%, 8/01/31	8/09 at 100.00	N/R	3,227,717

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	444,214
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	935,670

640	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/09 at 102.00	N/R	647,642

495	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	9/08 at 100.00	N/R	453,885

750	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB+	694,440

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,006,432

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,000	California Statewide Community Development Authority, Revenue Bonds, Hollenbeck Palms, Magnolia Assisted Living, Series 2007A, 4.600%, 2/01/37 – RAAI Insured (Alternative Minimum Tax)	2/17 at 100.00	AA	$3,454,800

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,220,621
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,135,433
800	5.000%, 11/01/29	11/16 at 100.00	N/R	677,168

	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System:
14,545	5.000%, 4/01/31 (UB)	4/17 at 100.00	A+	14,195,629
49,650	4.750%, 4/01/33 (UB)	4/17 at 100.00	A+	45,733,608

755	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	789,632

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,615,272

1,500	California Statewide Community Development Authority, Revenue Bonds, Notre Dame de Namur University, Series 2003, 6.625%, 10/01/33	10/13 at 100.00	N/R	1,419,090

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	1,047,027

4,040	California, General Obligation Veterans Welfare Bonds, Series 2007CE, Trust 2590, 11.615%, 12/01/32 (IF)	12/15 at 100.00	AA–	3,764,634

4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured (UB)	10/17 at 100.00	AA	3,913,108

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	887,080
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,520,350
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,664,020

	Chino, California, Special Tax Bonds, Community Facilities District 03-3, Area 1, Series 2004:
1,300	5.700%, 9/01/29	9/12 at 102.00	N/R	1,232,504
1,355	5.750%, 9/01/34	9/12 at 102.00	N/R	1,270,394

875	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	781,716

	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A:
4,500	5.050%, 9/01/34	9/15 at 100.00	N/R	3,733,515
3,115	5.000%, 9/01/34	9/15 at 100.00	N/R	2,564,704

1,025	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2007, 5.000%, 9/01/37	9/08 at 103.00	N/R	834,289

	Corona-Norco Unified School District, California, Special Tax Bonds, Community Facilities District 03-1, Series 2004:
1,000	5.375%, 9/01/25	9/14 at 100.00	N/R	956,470
1,000	5.375%, 9/01/33	9/14 at 100.00	N/R	919,650

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 12.765%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA	3,076,864

210	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/08 at 102.00	N/R	175,932

1,105	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/17 at 100.00	N/R	962,300

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	9/08 at 102.00	N/R	354,338

1,200	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	995,004

2,610	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	2,247,732

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,500	Fontana, California, Special Tax Bonds, Sierra Community Facilities District 22, Series 2004, 6.000%, 9/01/34	9/14 at 100.00	N/R	$3,303,440

7,050	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 5.375%, 9/01/36	9/15 at 100.00	N/R	6,171,852

1,500	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Series 2002, 6.200%, 9/01/32	9/12 at 100.00	N/R	1,518,270

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
775	5.000%, 6/01/33	6/17 at 100.00	BBB	661,749
24,750	5.750%, 6/01/47	6/17 at 100.00	BBB	22,222,778
22,650	5.125%, 6/01/47	6/17 at 100.00	BBB	18,330,872

1,590	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,911,975

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-4, 7.800%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,198,090

2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2003A-5, 7.875%, 6/01/42 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,402,800

7,985	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust K88W, 7.514%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	Aaa	6,337,056

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	486,966

145	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	9/08 at 100.00	N/R	150,385

500	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1, Huntington Center, Series 2004, 5.800%, 9/01/23	9/14 at 100.00	N/R	504,830

	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates Project, Series 2006A:
250	4.750%, 5/15/21	5/16 at 100.00	BBB–	233,698
400	4.875%, 5/15/26	5/16 at 100.00	BBB–	359,764
3,210	5.125%, 5/15/41	5/16 at 100.00	BBB–	2,839,438

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
1,020	6.000%, 5/15/34	5/14 at 100.00	N/R	1,003,476
790	6.125%, 5/15/38	5/14 at 100.00	N/R	784,067
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,539,175

1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	980,850

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,271,310

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	997,633

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,550	5.100%, 9/01/30	9/15 at 102.00	N/R	2,181,525
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,208,946
2,175	5.150%, 9/01/35	9/15 at 102.00	N/R	1,824,695

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
645	5.050%, 9/01/26	9/08 at 103.00	N/R	563,401
1,885	5.125%, 9/01/36	9/08 at 103.00	N/R	1,569,112

	Irvine Assessment District, California, Limited Obligation Improvement Bonds, Assessment District 87-08, Group 7, Series 2005:
430	5.000%, 9/02/22	9/15 at 100.00	N/R	408,221
475	5.000%, 9/02/24	9/15 at 100.00	N/R	439,679

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$750	Irvine, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.200%, 9/01/26	9/08 at 103.00	N/R	$689,625

1,565	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 16 – Eastvale Area, Series 2005A, 5.300%, 9/01/34	9/13 at 100.00	N/R	1,419,815

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,512,125

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,135,200

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/09 at 103.00	N/R	2,615,970
3,750	5.150%, 9/01/36	9/09 at 103.00	N/R	3,104,213

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1, Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,102,650
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,107,510

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/08 at 103.00	N/R	803,330
4,660	5.250%, 9/01/37	9/08 at 103.00	N/R	3,908,575

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	865,124
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	938,927

4,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	3,935,745

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,019,540

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,831,300

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	540,105

6,785	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	6,312,425

640	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B	613,139

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	556,100
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	848,650

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A:
610	5.000%, 9/01/26	9/14 at 102.00	N/R	529,517
1,560	5.000%, 9/01/36	9/14 at 102.00	N/R	1,273,256

1,415	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	1,386,629

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	1,136,891
1,245	5.300%, 9/01/36	9/08 at 103.00	N/R	1,064,649

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
1,875	5.250%, 9/01/26	9/16 at 100.00	N/R	1,665,338
7,290	5.300%, 9/01/38	9/16 at 100.00	N/R	6,143,502

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	$190,973

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	517,928

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	870,893
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,078,471

2,000	Morgan Hill Financing Authority, California, Reassessment Revenue Bonds, Madron Business Park, Series 2005A, 5.250%, 9/02/25	9/10 at 102.00	N/R	1,834,480

860	Multifamily Housing Revenue Bond Pass-Through Certificates, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	876,039

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	331,694
550	5.450%, 9/01/38	9/16 at 100.00	N/R	478,935

	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005:
1,355	5.100%, 9/01/26	9/09 at 103.00	N/R	1,190,923
805	5.300%, 9/01/35	9/09 at 103.00	N/R	690,827
1,815	5.200%, 9/01/35	9/09 at 103.00	N/R	1,534,310

1,210	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	1,019,461

2,000	Oceanside, California, Special Tax Revenue Bonds, Community Facilities District 00-1 – Ocean Ranch Corporate Center, Series 2004, 5.875%, 9/01/34	9/14 at 100.00	N/R	1,970,820

750	Orange County, California, Newport Coast Phase IV Assessment District 01-1 Limited Obligation Improvement Bonds, Series 2006, 5.050%, 9/02/33	9/16 at 100.00	N/R	645,128

	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A:
500	5.500%, 8/15/23	8/12 at 101.00	N/R	503,260
1,625	5.600%, 8/15/28	8/12 at 101.00	N/R	1,619,573
1,000	5.625%, 8/15/34	8/12 at 101.00	N/R	981,070

1,755	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/15 at 101.00	N/R	1,528,605

580	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/08 at 103.00	N/R	495,552

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,159,026
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,189,311

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	459,092
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,302,045
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	891,954

1,390	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,192,856

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,986,200

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,242,759

2,535	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	2,264,110

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 11, Series 2004:
$650	5.375%, 9/01/34	9/11 at 102.00	N/R	$584,259
875	5.375%, 9/01/34	9/11 at 102.00	N/R	786,503

9,125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	8,127,729

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa3	869,950
1,750	5.000%, 12/15/33	12/12 at 100.00	A+	1,453,760

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,782,716

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,757,820
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,263,225

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	919,040
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,778,280

1,665	Roseville Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007B, 5.000%, 9/01/33	9/17 at 100.00	N/R	1,384,414

830	Roseville, California, Special Tax Bonds, Community Facilities District 1 – The Fountains, Series 2008, 6.125%, 9/01/38	9/18 at 100.00	N/R	787,122

3,500	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005, 5.200%, 9/01/36	9/15 at 100.00	N/R	2,854,180

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R	221,302
645	5.100%, 9/01/20	9/16 at 100.00	N/R	596,709
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,059,625
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	2,668,189

4,255	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	3,655,300

465	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	430,599

4,690	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	4,086,678

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	314,201
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	518,625

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	757,944

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,048,560
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	892,038
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,931,446

6,235	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/10 at 100.00	N/R	6,091,720

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	2,164,025

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	$809,568

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	N/R	2,960,760

590	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 2005-1, Special Tax Bonds, Series 2006, 5.000%, 9/01/27	9/08 at 102.00	N/R	526,380

4,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	BBB	3,469,680

24,630	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.125%, 6/01/46	6/14 at 100.00	BBB	19,961,384

4,050	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	Aaa	3,787,763

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,160,269
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,638,102

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	7,090,725

1,200	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2007A, 5.250%, 8/01/09	8/08 at 100.00	N/R	1,203,852

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,765,489

1,730	West Sacramento, California, Special Tax Bonds, Community Facilities District 20, Bridgeway Lakes II, Series 2005, 5.300%, 9/01/35	9/13 at 102.00	N/R	1,522,954

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	695,170
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,432,752

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	607,642

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,981,806

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R	2,371,086
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R	6,075,757
624,615	Total California			536,298,733
	Colorado – 7.8%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R	2,580,840
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R	4,505,750

18,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	16,649,036

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	3,732,120

2,745	Bell Mountain Ranch Consolidated Metropolitan District, Colorado, Subordinate Refunding and Improvement Bonds, Series 2003, 7.900%, 11/15/23	No Opt. Call	N/R	2,875,415

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R	1,737,662

925	Bradburn Metropolitan District 3, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	928,950

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R	1,168,101

4,525	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R	4,631,609

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$2,750	Canterberry Crossing Metropolitan District II, Parker, Colorado, Limited Tax General Obligation Bonds, Series 2002, 7.375%, 12/01/32	12/12 at 100.00	N/R		$2,814,955

3,850	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35	12/12 at 100.00	N/R		3,699,773

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
2,500	6.000%, 12/01/25	12/15 at 100.00	N/R		2,213,475
4,000	6.125%, 12/01/35	12/15 at 100.00	N/R		3,336,440

6,570	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,558,765

4,320	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Education Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded 3/15/13)	3/13 at 100.00	N/R	(5)	5,020,186

1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		1,012,735

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		485,485

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
350	6.125%, 7/01/12	7/09 at 102.00	N/R		358,215
1,460	6.500%, 7/01/24	7/09 at 102.00	N/R		1,489,930

925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass Montessori Elementary Charter School, Series 2000, 7.750%, 7/15/31 (Pre-refunded 7/15/08)	7/08 at 100.00	N/R	(5)	935,379

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Denver Arts and Technology Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		3,360,874

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – Platte River Academy, Series 2002A:
850	7.250%, 3/01/22 (Pre-refunded 3/01/10)	3/10 at 100.00	Ba2	(5)	904,307
750	7.250%, 3/01/32 (Pre-refunded 3/01/10)	3/10 at 100.00	AAA		814,995

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
565	6.750%, 3/01/14	No Opt. Call	N/R		585,267
730	7.250%, 3/01/24	3/14 at 100.00	N/R		756,331
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,619,910

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003:
475	7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		547,694
875	7.500%, 12/01/33 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA		1,014,843

3,676	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32 (Pre-refunded 2/15/10)	2/10 at 100.00	AAA		3,986,843

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,900	5.500%, 2/15/26	2/16 at 101.00	N/R		2,578,303
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		2,037,157

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		948,695

2,460	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Montessori Peaks Building Foundation, Series 2002A, 8.000%, 5/01/32 (Pre-refunded 3/01/10)	3/10 at 102.00	N/R	(5)	2,702,113

4,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)	8/11 at 100.00	AAA		4,606,720

4,925	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pioneer ELOB Charter School, Series 2003, 7.750%, 10/15/33 (4)	10/13 at 100.00	N/R		2,635,959

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$2,575	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Series 2001, 7.250%, 6/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	Ba1	(5)	$2,842,028

800	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+		685,536

	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Denver Academy, Series 2003A:
500	7.000%, 11/01/23	11/13 at 100.00	BBB–		528,525
810	7.125%, 11/01/28	11/13 at 100.00	BBB–		848,507

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,382,462

4,215	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		4,235,949

23,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, National Jewish Federation Board, Series 2007-E1, 5.600%, 9/15/37	No Opt. Call	N/R		20,566,600

3,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R		2,868,360

500	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R		506,265

10,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		8,852,100

8,415	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1033, 10.945%, 9/01/40 (IF)	9/16 at 100.00	AA		6,756,488

6,325	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, Trust 1088, 11.697%, 9/01/41 (IF)	9/16 at 100.00	AA		5,761,569

5,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 11.524%, 10/01/41 (WI/DD, Settling 5/01/08) – FSA Insured (IF)	4/18 at 100.00	AAA		5,252,100

1,455	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R		1,369,053

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R		880,160
2,000	5.450%, 12/01/34	12/17 at 100.00	N/R		1,727,900

2,230	Conservatory Metropolitan District, Arapahoe County, Aurora, Colorado, General Obligation Bonds, Series 2003, 7.550%, 12/01/32 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	2,754,050

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R		2,488,140
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R		3,189,055

1,800	Country Club Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/34	12/15 at 100.00	N/R		1,479,204

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R		3,377,555

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006:
500	5.050%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		475,325
355	5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		327,562

800	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Terminal Project, Series 2006A. Bonds, Series 2006A, 5.150%, 5/01/17 (Alternative Minimum Tax)	5/16 at 100.00	N/R		755,352

1,835	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,447,301

3,475	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R		3,119,820

3,600	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R		3,002,796

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$2,000	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	No Opt. Call	N/R		$1,713,340

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds, Anheuser Busch Project, 4.700%, 9/01/40 (UB)	3/12 at 100.00	A2		12,514,095

4,460	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		3,377,558

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		676,269

5,500	Horse Creek Metropolitan District of Parker County, Colorado, Limited Tax Obligations, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	N/R		4,431,350

1,560	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,284,894

1,000	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		846,900

3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		2,960,797

2,350	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,360,035

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,393,151

	Madre Metropolitan District 2, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2007A:
2,000	5.375%, 12/01/26	12/16 at 100.00	N/R		1,635,240
2,500	5.500%, 12/01/36	12/16 at 100.00	N/R		1,971,450

5,035	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	6,320,989

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,335,676

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		3,472,630

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		795,010
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		2,148,244

3,150	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/37	12/17 at 100.00	N/R		2,625,399

	Northwest Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2005:
3,585	6.125%, 12/01/25	12/15 at 100.00	N/R		3,218,541
16,500	6.250%, 12/01/35	12/15 at 100.00	N/R		14,000,250

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,636,825

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13) (6)	12/13 at 100.00	N/R		1,576,821

1,100	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		945,307

5,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R		5,598,284

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,465	5.250%, 12/15/21	12/16 at 100.00	N/R		4,951,946
6,180	5.400%, 12/15/31	12/16 at 100.00	N/R		5,321,227

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.500%, 12/01/32	12/17 at 100.00	N/R		1,961,950

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,602,553

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$6,000	Salida Hospital District, Colorado, Revenue Bonds, Series 2006, 5.250%, 10/01/36	10/16 at 100.00	N/R	$4,916,940

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,427,583

500	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2004, 7.000%, 12/01/24 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA	604,610

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	1,136,125

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004:
500	6.625%, 12/01/23	12/13 at 100.00	N/R	510,460
500	6.750%, 12/01/33	12/13 at 100.00	N/R	508,660

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
540	5.100%, 12/01/26	12/16 at 100.00	N/R	470,923
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	846,280

12,138	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	9,935,814

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	932,255

1,500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	Baa1	1,352,730

	Wheatlands Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
4,740	6.000%, 12/01/25	12/15 at 100.00	N/R	4,020,658
8,330	6.125%, 12/01/35	12/15 at 100.00	N/R	6,857,673

2,050	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	1,838,481

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
1,750	6.250%, 12/01/25	12/15 at 100.00	N/R	1,592,798
3,450	6.375%, 12/01/35	12/15 at 100.00	N/R	2,977,005
352,284	Total Colorado			319,920,320
	Connecticut – 0.4%

5,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	5,683,073

2,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 12.162%, 7/01/42 (IF)	7/17 at 100.00	AAA	2,492,996

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
330	5.500%, 1/01/14 (Alternative Minimum Tax)	7/08 at 100.00	BBB	330,066
10	5.500%, 1/01/15 (Alternative Minimum Tax)	1/15 at 100.00	BBB	10,001
3,010	5.500%, 1/01/20 (Alternative Minimum Tax)	7/08 at 100.00	BBB	2,873,798

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	Baa3	887,030

6,470	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	Baa3	5,877,154
18,270	Total Connecticut			18,154,118
	District of Columbia – 0.0%

3,025	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	3,002,706
	Florida – 11.3%

9,400	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	7,306,432

1,810	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	1,599,950

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$75,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Hospital, 2.666%, 12/01/37 (UB)	6/17 at 100.00	A	$54,378,750

4,040	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,603,195

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,500,048

2,450	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	1,954,561

5,805	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	5,290,619

2,690	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	2,280,125

1,435	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,126,016

2,000	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,539,660

9,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	7,313,516

19,980	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	15,676,907

1,855	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,485,651

690	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	665,112

2,000	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,709,820

1,250	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,187,088

3,940	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	3,095,343

2,105	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,880,670

715	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	592,127

3,000	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,564,730

8,800	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/34 (UB)	4/16 at 100.00	A2	8,276,576

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,108,660

4,000	Capital Trust Agency, Florida, Revenue Bonds, Seminole Tribe Convention Center, Series 2003A, 8.950%, 10/01/33 (Pre-refunded 10/01/12) (7)	10/12 at 102.00	AAA	4,966,240

1,530	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,482,616

3,260	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,224,591

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	798,895

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	$995,130

6,945	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007B, 5.500%, 5/01/17	No Opt. Call	N/R	5,549,333

2,100	Cutler Cay Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.300%, 5/01/34	5/14 at 101.00	N/R	2,125,431

2,600	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/08 at 100.50	N/R	2,593,188

2,910	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,319,270

3,665	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	3,479,478

3,435	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,710,078

1,495	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,492,264

835	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	631,586

2,000	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	1,792,940

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,275,577

13,125	Estates at Cherry Lake Community Development District, Groveland, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.350%, 5/01/37	5/16 at 100.00	N/R	9,514,313

2,000	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,546,980

3,725	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 12.258%, 7/01/26 (Alternative Minimum Tax) (IF)	1/16 at 100.00	AA+	3,259,152

2,680	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/16 at 100.00	N/R	2,024,043

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17	No Opt. Call	N/R	4,935,112

4,500	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	3,447,225

4,805	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	4,105,632

1,075	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	899,485

	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B:
1,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	974,000
4,000	7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	3,896,000

4,075	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	3,202,420

580	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	600,323

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
4,000	6.000%, 9/01/17	No Opt. Call	N/R	3,911,720
6,000	6.250%, 9/01/27	9/17 at 100.00	N/R	5,860,080

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	$2,286,826

1,155	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	860,001

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	535,052

2,470	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13	No Opt. Call	N/R	2,284,775

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,435	5.250%, 6/15/27	6/17 at 100.00	BB	5,458,167
13,120	5.375%, 6/15/37	6/17 at 100.00	BB	10,669,971

	Lee Memorial Health System, Florida Hospital Revenue Bonds, Series 2007A:
7,300	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	6,753,522
24,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	22,723,800

610	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	N/R	584,789

357	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	280,473

7,500	Madeira Community Development District, Florida, Special Assessment Revenue, Series 2007B, 5.250%, 11/01/14	No Opt. Call	N/R	6,691,875

4,125	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	3,935,993

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14	No Opt. Call	N/R	3,949,610

965	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	765,216

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/08 at 100.00	BB+	1,002,180

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	6/08 at 100.00	BB+	310,719

1,265	Meadowwoods Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2004B, 5.250%, 5/01/11	No Opt. Call	N/R	1,204,166

395	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A, 6.000%, 5/01/24	5/14 at 100.00	N/R	366,825

3,560	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	3,224,541

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,080,731

3,381	MMA Financial CDD Junior Securitization Trust, Florida, Pass-Through Certificates, Class A, Series 2003I, 8.000%, 11/01/13	5/08 at 100.00	N/R	3,396,656

3,790	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,862,587

1,295	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,000,711

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16	No Opt. Call	N/R	2,053,432

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	6,258,385

2,120	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	2,200,814

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,755	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35 (6)	5/15 at 101.00	N/R	$3,745,656

3,645	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	2,890,376

1,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	949,360

5,995	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,693,545

960	Palm River Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.375%, 5/01/36	5/17 at 100.00	N/R	757,402

9,315	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	8,046,576

2,950	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	2,211,969

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
950	5.875%, 5/01/22	5/17 at 100.00	N/R	857,537
2,305	6.000%, 5/01/37	5/17 at 100.00	N/R	1,998,873

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	951,204

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,461,482

4,860	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	4,042,402

2,600	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	2,701,998

1,985	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36	No Opt. Call	N/R	1,645,089

9,030	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	7,965,724

3,000	Ridgewood Trails Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.650%, 5/01/38	5/17 at 100.00	N/R	2,363,310

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
3,250	5.125%, 11/01/13	No Opt. Call	N/R	2,962,473
11,400	5.450%, 5/01/37	5/16 at 100.00	N/R	8,979,552

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	4,227,798
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	2,005,522
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,272,301

1,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	1,369,500

10,000	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	7,725,000

2,110	South Kendall Community Development District, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/14 at 101.00	N/R	2,058,558

9,880	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, P-Flt 1498, 6.902%, 8/15/33 (IF)	No Opt. Call	AA–	3,960,596

8,610	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, Rites 1497, 6.714%, 8/15/29 (IF)	No Opt. Call	AA–	3,804,673

7,385	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	5,901,427

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
$2,750	5.000%, 1/01/16	No Opt. Call	N/R	$2,543,613
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,987,292
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,853,465

	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004:
440	6.000%, 5/01/24	5/14 at 101.00	N/R	441,368
500	6.125%, 5/01/34	5/14 at 101.00	N/R	501,125

16,955	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	13,938,706

10,770	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	10,539,737

2,935	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38	5/16 at 100.00	N/R	2,269,900

2,000	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	1,689,900

1,590	Valencia Acres Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/35	5/15 at 101.00	N/R	1,530,280

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12	No Opt. Call	N/R	1,426,444
1,000	5.350%, 5/01/17	No Opt. Call	N/R	882,910
1,500	5.550%, 5/01/39	5/17 at 100.00	N/R	1,186,170

3,180	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,492,834

4,600	Waterstone Community Development District, Florida, Capitol Improvement Revenue Bonds, Series 2007B, 5.500%, 5/01/18	No Opt. Call	N/R	4,047,678

2,555	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	5/15 at 100.00	N/R	1,882,294

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
1,475	6.000%, 5/01/23	5/13 at 101.00	N/R	1,331,114
9,245	6.125%, 5/01/35	5/13 at 101.00	N/R	8,093,720
562,493	Total Florida			462,678,928
	Georgia – 2.1%

10,560	Athens-Clarke County Unified Government Development Authority, Georgia, Revenue Bonds, Catholic Health East Issue, 2.622%, 11/15/32 (UB)	11/17 at 100.00	A	7,656,528

	Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station Project, Series 2001:
1,390	7.750%, 12/01/14 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	1,570,436
1,400	7.900%, 12/01/24 (Pre-refunded 12/01/11)	12/11 at 101.00	AAA	1,655,724

2,000	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,989,380

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	N/R	1,198,213
2,000	5.600%, 1/01/30	7/15 at 100.00	N/R	1,819,520

1,230	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	1,109,915

2,820	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	2,464,003

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/08 at 102.00	BB+	250,130
595	5.400%, 12/01/15	12/08 at 102.00	BB+	592,085
890	5.250%, 12/01/22	12/08 at 102.00	BB+	824,852
95	5.375%, 12/01/28	12/08 at 102.00	BB+	86,463

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$5,115	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	9/08 at 102.00	B2	$4,161,615

3,310	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/26	12/14 at 100.00	BBB	2,748,955

3,000	DeKalb County Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, General Motors Corporation Projects, Series 2002, 6.000%, 3/15/21	12/12 at 101.00	B–	2,502,750

17,020	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (7)	7/08 at 102.00	B	14,968,579

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	5,929,831

900	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34	2/09 at 100.00	N/R	833,139

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,300	5.000%, 7/01/27	7/17 at 100.00	N/R	2,655,015
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	6,156,480
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	15,065,295

1,435	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,534,804

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	803,740

5,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2008A, 6.375%, 7/15/38	No Opt. Call	A+	5,022,800

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	913,120
99,520	Total Georgia			84,513,372
	Hawaii – 0.5%

18,000	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Island Pacific Academy Project, Series 2007, 6.375%, 3/01/34	No Opt. Call	N/R	16,522,380

4,310	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,770,043
22,310	Total Hawaii			20,292,423
	Idaho – 0.4%

6,100	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	5,100,881

8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	7,215,431

3,620	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/09 at 102.00	BBB	3,652,725
18,270	Total Idaho			15,969,037
	Illinois – 7.0%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	7,735,233

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,899,840

3,980	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,624,427

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,808,480

945	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	889,869

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,000	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	$4,072,400

7,320	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation Project, GNMA/FHA Guaranteed, 5.270%, 6/20/48 (Alternative Minimum Tax) (UB)	12/17 at 102.00	AAA	6,849,251

1,170	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/09 at 100.00	N/R	1,180,764

2,500	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,123,100

	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006:
1,500	5.850%, 5/01/26	5/14 at 102.00	N/R	1,448,100
2,475	6.000%, 5/01/41	5/14 at 102.00	N/R	2,354,270

5,000	Gilberts, Illinois. Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16	No Opt. Call	N/R	3,760,100

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BBB–	845,711

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	3,788,730

39,500	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	40,045,890

3,335	Illinois Finance Authority, General Revenue Bonds, Northwestern University, Series 2006, Residuals Series 1489, 9.667%, 12/01/42 (IF)	12/15 at 100.00	AAA	3,473,336

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,949,132

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	881,210

5,100	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	2/15 at 100.00	N/R	4,156,602

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,540	5.000%, 8/15/26	8/16 at 100.00	N/R	5,501,644
7,850	5.100%, 8/15/31	8/16 at 100.00	N/R	6,395,160

20,445	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	18,988,703

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R	470,495
2,750	5.500%, 5/15/26	5/17 at 100.00	N/R	2,442,880
1,500	5.750%, 5/15/38	5/17 at 100.00	N/R	1,301,100
350	5.400%, 5/15/38	5/12 at 100.00	N/R	282,289

9,045	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BBB–	8,235,292

10,750	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	11,109,265

	Illinois Finance Authority, Revenue Bonds, Sedgebrook Inc. Facility, Series 2007A:
3,750	6.000%, 11/15/27	11/17 at 10.00	N/R	3,487,313
5,000	6.000%, 11/15/42	11/17 at 100.00	N/R	4,460,950

11,450	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, 5.500%, 8/01/37 (UB)	8/17 at 100.00	A–	10,738,726

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000:
30	6.000%, 5/15/10	No Opt. Call	Baa3	31,002
100	6.350%, 5/15/15	5/10 at 101.00	Baa3	104,163

5,235	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32	5/12 at 100.00	Baa3	5,006,440

	Illinois Health Facilities Authority, Revenue Bonds, Midwest Physicians Group Ltd., Series 1998:
30	5.375%, 11/15/08	No Opt. Call	BB+	29,973
1,750	5.500%, 11/15/19	11/08 at 102.00	N/R	1,600,743

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$2,600		Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	$2,657,772

300		Libertyville, Illinois, Affordable Housing Revenue Bonds, Liberty Towers Project, Series 1999A, 7.000%, 11/01/29 (Pre-refunded 11/01/09) (Alternative Minimum Tax)	11/09 at 100.00	Aaa	319,335

19,000		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	19,378,860

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	N/R	2,543,130
9,000		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	N/R	7,487,010

10,448		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 4.000%, 1/01/36	7/18 at 100.00	N/R	8,960,861

3,429		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,469,839

2,870		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34	3/14 at 103.00	N/R	2,855,277

4,880		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,390,487

5,831		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,234,372

5,947		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,413,851

2,018		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	1,963,373

3,294		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	3,039,374

3,750		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,256,388

—	(8)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	200

2,900		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	12/23 at 100.00	N/R	2,562,991

4,491		Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	4,031,481

2,600		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	2,416,856

1,150		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	1,086,417

6,335		Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	5,812,806

3,159		Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,223,001

2,400		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	2,124,168

7,450		Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,519,942

3,844		Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	3,666,177

3,763		Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	3,377,970
305,369		Total Illinois			284,864,521

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 1.5%

$2,440	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	$2,597,770

1,500	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	BB+	1,286,835

5,340	Fort Wayne, Indiana, Pollution Control Revenue Bonds, General Motors Corporation Project, Series 2002, 6.200%, 10/15/25	12/12 at 101.00	B–	4,459,060

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
5,570	5.000%, 8/01/24	8/16 at 100.00	Baa2	4,964,430
6,865	5.125%, 8/01/29	8/16 at 100.00	Baa2	5,962,733
5,905	5.250%, 8/01/36	8/16 at 100.00	Baa2	5,008,739

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB–	1,981,660

1,130	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax) (7)	12/09 at 100.00	B2	918,679

1,245	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax) (7)	4/09 at 102.00	B2	1,002,125

195	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax) (7)	4/10 at 101.00	B2	181,646

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,774,080

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	Baa1	886,235

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	BBB+	1,384,212

3,758	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35	3/15 at 102.00	N/R	2,942,890

6,750	Saint Joseph County Hospital Authority, Indiana, Memorial Health System of South Bend Revenue Bonds, Trust K90W, 9.237%, 8/15/46 (IF)	8/17 at 100.00	AA–	—

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23	2/15 at 100.00	BBB	2,887,230
2,500	5.375%, 2/15/34	2/15 at 100.00	BBB	2,203,925

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,210,103

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
230	5.550%, 5/15/19	5/11 at 100.00	N/R	215,321
250	6.000%, 5/15/26	5/16 at 100.00	N/R	235,688
265	5.700%, 5/15/28	5/11 at 100.00	N/R	237,472
270	6.000%, 5/15/38	5/16 at 100.00	N/R	242,328

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,759,020
6,500	5.750%, 9/01/42	9/17 at 100.00	N/R	5,692,310
5,000	5.800%, 9/01/47	9/17 at 100.00	N/R	4,351,700

5,055	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	5,233,745
74,178	Total Indiana			60,619,936
	Iowa – 0.9%

1,200	Carroll County, Iowa, Hospital Revenue Bonds, Saint Anthony Regional Hospital Project, Series 2006A, 5.000%, 11/01/31	11/16 at 100.00	Baa3	1,040,352

7,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	6,472,130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$6,295	Iowa Finance Authority, Multifamily Housing Revenue Bonds, Series 2007, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA–	$5,664,052

	Iowa Finance Authority, Senior Housing Revenue Bonds, Bethany Life Communities, Series 2006A:
350	5.450%, 11/01/26	11/13 at 101.00	N/R	308,102
1,000	5.550%, 11/01/41	11/13 at 100.00	N/R	838,240

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,055	5.500%, 6/01/42	6/15 at 100.00	BBB	902,088
10,255	5.625%, 6/01/46	6/15 at 100.00	BBB	8,905,032

4,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	BBB	4,109,580

	Palo Alto County, Iowa, Critical Access Hospital Revenue Bonds, Palo Alto County Hospital Project, Series 2006:
420	5.125%, 8/01/29	8/16 at 100.00	N/R	346,172
5,760	5.125%, 8/01/36 (6)	8/16 at 100.00	N/R	4,600,454

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,979,618

	Washington County Hospital, Iowa, Revenue Bonds, Washington County Hospital Project, Series 2006:
1,525	5.375%, 7/01/26	7/16 at 100.00	N/R	1,426,988
1,275	5.500%, 7/01/32	7/16 at 100.00	N/R	1,158,656
42,885	Total Iowa			37,751,464
	Kansas – 0.9%

8,745	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	7,906,442

2,350	Kansas Independent College Financing Authority, Educational Facilities Revenue Bonds, Newman University, Series 2006, 5.000%, 10/01/28	10/17 at 100.00	N/R	2,031,881

	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A:
1,670	5.750%, 9/01/29	9/17 at 100.00	N/R	1,583,461
450	5.750%, 9/01/37	9/17 at 100.00	N/R	422,744

1,250	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,017,675

	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A:
1,000	5.050%, 9/01/26	9/14 at 100.00	N/R	901,100
1,500	5.150%, 9/01/31	9/14 at 100.00	N/R	1,313,460

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	857,760
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	3,385,148

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,924,988

2,500	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax)	6/11 at 102.00	N/R	2,268,625

14,970	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	B	12,187,975
43,005	Total Kansas			35,801,259
	Kentucky – 0.3%

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	4/10 at 100.00	BB–	497,190
2,000	5.850%, 10/01/17	10/08 at 102.00	BB–	1,931,860
6,390	5.875%, 10/01/22	10/08 at 102.00	BB–	5,974,139

	Louisville & Jefferson County Metropolitan Government, Kentucky, Revenue Bonds, Farmdale Adult Citizens Towers Inc., Series 2006A:
1,605	5.500%, 12/01/21	12/13 at 100.00	N/R	1,528,923
1,550	5.625%, 12/01/31	12/13 at 100.00	N/R	1,387,405

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	$2,066,046
14,235	Total Kentucky			13,385,563
	Louisiana – 4.5%

2,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	2,045,420

12,695	Carter Marina Community Development District, Louisiana, Special Assessment Bonds, Series 2007, 6.250%, 10/01/22	10/12 at 100.00	N/R	12,109,126

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16	5/08 at 100.00	N/R	1,840,808

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17	5/08 at 100.00	N/R	12,759,812

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17	5/08 at 100.00	N/R	1,346,440

10,455	Carter Plantation Land LLC, 9.000%, 7/01/17	7/08 at 100.00	N/R	10,051,751

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	90,586

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/09 at 101.00	B2	785,623

9,255	Greystone Community Development District, Louisiana, Special Assessment Bonds, Livingston Parish, Series 2005, 5.950%, 9/01/20	9/08 at 100.00	N/R	8,733,018

5,085	Greystone Community Development District, Louisiana, Special Assessment Bonds, Livingston Parish, Series 2007, 6.750%, 12/01/22	12/14 at 100.00	N/R	5,082,254

25,750	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	24,343,535

2,240	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	2,123,117

9,895	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	8,808,034

8,000	Louisiana Local Government Envirnomental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	7,882,320

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	10,280,569

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17	9/16 at 100.00	N/R	2,326,178

685	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	698,022

27,475	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (10)	No Opt. Call	AAA	28,752,038

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,920,540

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	5,619,214

1,050	Louisiana Local Government Environmental Facilities and Community Development Authority, Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007A, 7.000%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R	958,241

10,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	A+	8,645,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$2,955	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R		$2,492,188

	Ouachita Parish Industrial Development Authority, Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
880	8.250%, 3/01/19 (Alternative Minimum Tax)	3/10 at 102.00	N/R		898,137
800	8.500%, 3/01/24 (Alternative Minimum Tax)	3/10 at 102.00	N/R		822,064

5,505	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R		5,508,358

8,580	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		8,118,739

145	West Feliciana Parish, Louisiana, Pollution Control Revenue Bonds, Gulf States Utilities Company, Series 1985C, 7.000%, 11/01/15	5/08 at 100.00	BBB–		145,718

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R		1,955,385
192,620	Total Louisiana				185,142,735
	Maryland – 2.2%

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		439,860

6,800	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1		6,271,776

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R		835,420

	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Housing Revenue Bonds, Series 2007A, Municipal Trust Certificates 7057:
900	5.141%, 7/01/37 (Alternative Minimum Tax) (IF) (9)	1/17 at 100.00	Aa2		616,887
3,430	5.141%, 1/01/49 (Alternative Minimum Tax) (IF) (9)	1/17 at 100.00	Aa2		2,351,029

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2		6,462,208

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
1,250	9.253%, 9/01/42 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		857,988
2,510	9.344%, 3/01/48 (Alternative Minimum Tax) (IF)	3/17 at 100.00	Aa2		1,729,666

41,800	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R		32,510,368

2,400	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R		1,935,888

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/08 at 100.00	N/R		3,383,412

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18	1/17 at 100.00	N/R		706,215
6,260	5.500%, 7/01/38	1/17 at 100.00	N/R		5,170,259

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2001A:
25	6.750%, 4/01/20 (Pre-refunded 4/01/09)	4/09 at 100.00	N/R	(5)	25,858
800	6.750%, 4/01/23 (Pre-refunded 4/01/11)	4/11 at 101.00	N/R	(5)	890,448

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
2,160	5.250%, 1/01/27	1/17 at 100.00	N/R		1,857,708
4,345	5.300%, 1/01/37	1/17 at 100.00	N/R		3,561,162

1,400	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R		1,375,220

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
$2,250	5.300%, 7/01/08	No Opt. Call	B3	$2,239,853
710	5.375%, 7/01/14	7/08 at 100.00	B3	625,205
18,435	5.300%, 7/01/24	7/08 at 100.00	B3	14,178,543
108,565	Total Maryland			88,024,973
	Massachusetts – 1.7%

12,575	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3	11,714,241

4,175	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	3,841,125

945	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	985,087

2,960	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	2,847,579

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/08 at 102.00	BBB	863,049

845	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/09 at 102.00	BBB	874,414

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
3,630	5.250%, 10/01/26	10/12 at 102.00	BB–	3,246,890
850	5.250%, 10/01/37	10/12 at 102.00	BB–	725,620

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
290	5.700%, 7/01/15	1/09 at 101.00	BBB	295,873
1,515	5.625%, 7/01/20	1/09 at 101.00	BBB	1,495,850
230	5.750%, 7/01/28	1/09 at 101.00	BBB	219,427

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
180	6.500%, 7/01/12	No Opt. Call	BBB	188,401
430	6.250%, 7/01/22	7/12 at 101.00	BBB	437,727

14,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East Issue, 2.612%, 11/15/32 (UB)	11/17 at 100.00	A	10,150,700

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,689,580

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D:
8,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	7,237,200
6,665	5.375%, 7/01/35	7/15 at 100.00	BBB–	6,002,632

870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	BB–	866,059

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
2,425	6.250%, 7/01/24	7/14 at 100.00	BB–	2,404,072
5,650	6.375%, 7/01/34	7/14 at 100.00	BB–	5,624,406

6,915	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	6,046,476

95	Massachusetts Industrial Finance Agency, Pollution Control Revenue Bonds, General Motors Corporation, Series 1984, 5.550%, 4/01/09	10/08 at 100.00	Caa1	93,627
76,115	Total Massachusetts			67,850,035

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 4.1%

$560	Allegan Hospital Finance Authority, Michigan, Revenue Bonds, Allegan General Hospital, Series 1999, 7.000%, 11/15/21	11/09 at 101.00	N/R	$578,206

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB–	895,388

2,460	Chippewa County Hospital Finance Authority, Michigan, Revenue Bonds, Chippewa County War Memorial Hospital, Series 1997B, 5.625%, 11/01/14	11/09 at 100.00	BB+	2,416,753

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,686,833

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,545	5.000%, 11/01/26	11/16 at 100.00	BB+	2,088,834
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,222,335
2,840	5.250%, 11/01/36	11/16 at 100.00	BB+	2,260,555

1,210	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/09 at 100.00	N/R	1,214,743

875	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/09 at 100.00	N/R	887,040

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB	1,071,840
500	5.750%, 11/01/30	11/15 at 100.00	BB	438,120
2,425	5.750%, 11/01/35	11/15 at 100.00	BB	2,079,438

7,395	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/09 at 101.00	BB–	6,403,996

100	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	93,493

1,110	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	821,578

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,812,720

4,850	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38	8/17 at 100.00	N/R	3,732,512

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	958,160
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,447,950

900	Grand Traverse Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.000%, 11/01/36	11/17 at 100.00	BBB–	731,304

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BBB	180,513
3,500	6.250%, 7/01/40	7/15 at 100.00	BBB	3,543,925

1,000	Meridian, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007 A1, 5.250%, 7/01/26	7/12 at 100.00	N/R	910,400

7,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2007, 5.200%, 10/01/42 – FSA Insured (Alternative Minimum Tax) (UB)	7/15 at 100.00	AAA	6,979,697

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
1,300	7.500%, 10/01/12	10/09 at 102.00	Ba1	1,352,039
2,900	7.900%, 10/01/21	10/09 at 102.00	Ba1	3,000,340
10,550	8.000%, 10/01/31	10/09 at 102.00	Ba1	10,840,864

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
800	7.250%, 10/01/11	10/09 at 102.00	Ba1	838,848
750	7.625%, 10/01/21	10/09 at 102.00	Ba1	778,133

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	1,038,830

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
$950	6.000%, 2/01/16	No Opt. Call	BB		$940,918
1,055	6.375%, 2/01/26	2/16 at 100.00	BB		990,972
2,855	6.500%, 2/01/36	2/16 at 100.00	BB		2,633,595

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	8/08 at 101.00	BB–		722,576
2,575	5.250%, 8/15/23	8/08 at 101.00	Ba3		2,322,341
4,945	5.250%, 8/15/28	8/08 at 101.00	BB–		4,295,820

19,560	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	8/08 at 100.00	BB–		17,205,758

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
790	6.625%, 1/01/16	7/08 at 100.00	Ba3		790,032
505	6.700%, 1/01/26	7/08 at 100.00	Ba3		504,955

	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
240	5.000%, 5/15/25	5/15 at 100.00	BBB		218,657
680	5.000%, 5/15/30	5/15 at 100.00	BBB		589,968
5,100	5.000%, 5/15/37	5/15 at 100.00	BBB		4,262,478

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R		10,047,306

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R		1,955,993
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R		9,576,112

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
145	6.375%, 8/15/09	8/08 at 100.00	BB–		145,170
2,460	6.250%, 8/15/13	8/08 at 100.00	BB–		2,462,042
8,360	6.500%, 8/15/18	8/08 at 100.00	BB–		8,363,093

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Pontiac Osteopathic Hospital, Series 1994A:
1,405	6.000%, 2/01/14	8/08 at 100.00	BBB–		1,406,321
3,030	6.000%, 2/01/24	2/24 at 100.00	BBB–		3,030,545

305	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	10/08 at 100.00	CCC+		265,301

9,450	Michigan Strategic Fund, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, General Motors Corporation, Series 1995, 6.200%, 9/01/20	9/08 at 100.00	B–		8,133,710

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3		2,842,686

2,670	Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates of Participation, Series 2000, 8.250%, 6/01/30 (Pre-refunded 6/01/10)	6/10 at 102.00	N/R	(5)	2,950,617

	Pontiac Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
7,875	6.000%, 8/01/13 (11)	8/08 at 100.00	C		768,600
5,050	6.000%, 8/01/18 (11)	8/08 at 100.00	C		492,880
4,320	6.000%, 8/01/23 (11)	8/08 at 100.00	C		421,632

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
450	4.750%, 11/01/11	No Opt. Call	BB+		447,066
1,070	5.000%, 11/01/15	No Opt. Call	BB+		1,031,427
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+		1,562,036
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+		4,180,521

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	$3,150,122
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	4,922,783
197,250	Total Michigan			165,939,420
	Minnesota – 1.4%

	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006:
830	5.500%, 2/01/18	2/16 at 100.00	N/R	814,288
905	5.500%, 2/01/19	2/16 at 100.00	N/R	879,542
1,430	5.500%, 2/01/24	2/16 at 100.00	N/R	1,363,948
2,000	5.600%, 2/01/32	2/16 at 100.00	N/R	1,816,840

3,250	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB	3,374,768

2,450	Elk River, Minnesota, Multifamily Housing Revenue Bonds, Birchwood Court Apartments, Series 2007, 5.750%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	2,171,631

1,000	Eveleth, Minnesota, Health Care Revenue Bonds, Arrowhead Senior Living Community, Series 2007, 5.200%, 10/01/27	4/14 at 101.00	N/R	869,320

	Inver Grove Heights, Minnesota, Revenue Bonds, Presbyterian Homes Care Centers, Series 2006:
965	5.375%, 10/01/26	10/13 at 101.00	N/R	945,845
525	5.500%, 10/01/33	10/13 at 101.00	N/R	508,573

2,000	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,627,580

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
600	5.200%, 2/01/22	2/14 at 100.00	N/R	564,684
50	5.350%, 2/01/30	2/14 at 100.00	N/R	44,765

	Northfield Hospital, Minnesota, Revenue Bonds, Series 2006:
1,000	5.250%, 11/01/21	11/16 at 100.00	BBB–	986,690
3,000	5.375%, 11/01/26	11/16 at 100.00	BBB–	2,907,720
1,500	5.375%, 11/01/31	11/16 at 100.00	BBB–	1,399,650

	Northfield Housing and Redevelopment Authority, Minnesota, Northfield Retirement Center Project Revenue Bonds, Series 2006A:
685	5.125%, 12/01/21	12/13 at 101.00	N/R	622,692
3,000	5.375%, 12/01/36	12/13 at 101.00	N/R	2,603,970

	Pine City, Minnesota, Lease Revenue Bonds, Lakes International Language Academy, Series 2006A:
500	6.000%, 5/01/26	5/14 at 102.00	N/R	473,950
400	6.250%, 5/01/35	5/14 at 102.00	N/R	367,668

	Prior Lake Economic Development Authority, Minnesota, Senior Housing Revenue Bonds, Shepherds Path Project, Series 2006B:
1,500	5.700%, 8/01/36	8/16 at 100.00	N/R	1,402,875
1,000	5.750%, 8/01/41	8/16 at 100.00	N/R	936,840

1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,341,748

1,000	Rochester, Minnesota, Health Care & Housing Revenue Bonds, Madonna Meadows of Rochester, Series 2007A, 5.300%, 4/01/37	4/14 at 101.00	N/R	892,240

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.050%, 10/01/27	10/17 at 100.00	N/R	868,900

4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Pease Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	3,400,800

2,115	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	1,967,923

1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	813,050

100	Sartell, Minnesota, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 6/01/27	6/13 at 100.00	BBB	88,212

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	$1,626,768

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
500	6.625%, 12/01/23	6/14 at 102.00	N/R	509,345
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,136,790

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	369,900
1,000	6.000%, 9/01/36	9/14 at 102.00	N/R	919,240

1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,117,347

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,982,750

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	715,681
2,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,827,526

3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	Baa3	2,985,870

1,400	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB	1,381,800

1,700	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,696,906

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,310,805
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	674,440
59,365	Total Minnesota			55,311,880
	Mississippi – 0.0%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	A3	301,113

1,406	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,278,965
1,706	Total Mississippi			1,580,078
	Missouri – 2.7%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	237,563
600	5.625%, 3/01/25	3/16 at 100.00	N/R	548,688

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	2,743,110
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	5,046,754

	Broadway-Fairview Transportation Development District, Missouri, Transportation Sales Tax Revenue, Columbia, Series 2006A:
675	5.875%, 12/01/31	12/16 at 100.00	N/R	578,563
475	6.125%, 12/01/36	12/16 at 100.00	N/R	414,718

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	8,281,273
4,165	5.875%, 4/01/30	4/16 at 100.00	N/R	3,689,315

200	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.125%, 8/01/26	8/14 at 100.00	N/R	190,968

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
$590	5.000%, 6/01/20	6/16 at 100.00	N/R	$544,299
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,536,230

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	6,286,330

2,600	Joplin Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Leased Housing Association, Series 2007A, 5.850%, 7/01/22 (Alternative Minimum Tax)	7/17 at 100.00	N/R	2,532,660

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,585	5.150%, 6/01/16	6/14 at 102.00	N/R	2,510,216
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,691,480

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	Aaa	5,833,264

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,127,323
1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,379,186

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax)	12/10 at 102.00	Caa2	3,826,405
8,710	6.875%, 12/15/20 (Alternative Minimum Tax)	12/10 at 102.00	Caa2	8,097,426
14,585	7.200%, 12/15/28 (Alternative Minimum Tax)	12/10 at 102.00	Caa2	13,728,131
26,535	7.250%, 12/15/35 (Alternative Minimum Tax)	12/10 at 102.00	Caa2	25,101,049

1,680	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	7/08 at 100.00	N/R	1,502,340

2,431	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	10/08 at 100.00	N/R	2,315,406

1,691	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,501,743

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	2,100,174

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	470,075
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	912,140

1,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	931,290

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	590,726

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	840,550
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	2,001,075
121,757	Total Missouri			111,090,470
	Montana – 1.0%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/10 at 101.00	B+	9,492,450

32,504	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	31,608,515
42,314	Total Montana			41,100,965

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 2.2%

$7,810	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company Project, Series 1995C, 5.500%, 10/01/30	7/08 at 100.00	BB+		$6,606,401

	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A:
5,805	5.600%, 10/01/30 (Alternative Minimum Tax)	7/08 at 100.00	BB		4,854,722
170	5.600%, 10/01/30 – ACA Insured (Alternative Minimum Tax)	7/08 at 100.00	N/R		142,338

15,395	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1997A, 5.900%, 11/01/32 (Alternative Minimum Tax)	5/08 at 100.00	BB		13,319,600

100	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33 – FGIC Insured (Alternative Minimum Tax)	12/14 at 100.00	BBB–		82,592

9,745	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax) (UB)	10/15 at 100.00	Aaa		8,914,921

7,450	Clark County, Nevada, Industrial Development Revenue Refunding Bonds, Nevada Power Company, Series 1995B, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/08 at 100.00	BB		6,474,795

1,275	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R		1,218,071

	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company, Series 1995D:
25	5.300%, 10/01/11	7/08 at 100.00	BB		24,598
685	5.450%, 10/01/23	7/08 at 100.00	BB		600,135

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured	1/10 at 102.00	AAA		1,794,460
1,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	AAA		799,000

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23	1/10 at 102.00	N/R		319,010
41,800	7.375%, 1/01/40	1/10 at 102.00	N/R		13,327,930

19,160	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004A, 7.000%, 11/15/34	11/14 at 100.00	N/R		15,301,368

6,115	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Ventanas Retirement Community, Series 2004B, 6.750%, 11/15/23	11/14 at 100.00	N/R		4,912,180

1,630	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R		1,301,930

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R		1,046,150

3,125	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R		2,650,906

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
560	6.000%, 8/01/27	4/15 at 102.00	N/R		510,272
2,790	6.150%, 8/01/37	4/15 at 102.00	N/R		2,486,336

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R		2,007,778
131,015	Total Nevada				88,695,493
	New Hampshire – 0.1%

4,450	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	BBB+		3,952,846

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3		187,980

335	New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds, Littleton Hospital Association, Series 1998A, 5.450%, 5/01/08 (ETM)	No Opt. Call	BB+	(5)	335,030
4,985	Total New Hampshire				4,475,856

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 1.9%

$10,000	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 6/11/08 (12)	No Opt. Call	N/R	$4,198,000

2,750	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB+	2,460,618

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/08 at 101.00	N/R	939,610

50	New Jersey Economic Development Authority, General Motors Corporation, Series 1984, 5.350%, 4/01/09	No Opt. Call	B–	49,190

2,155	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/08 at 100.00	Ba1	2,170,085

400	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	5/08 at 100.00	CCC+	294,444

3,040	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/08 at 102.00	BB+	2,585,338

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/10 at 100.00	B3	269,750

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,085	6.625%, 9/15/12 (Alternative Minimum Tax)	No Opt. Call	B	1,044,757
4,570	6.250%, 9/15/19 (Alternative Minimum Tax)	9/09 at 101.00	B	4,062,182
13,045	6.400%, 9/15/23 (Alternative Minimum Tax)	9/09 at 101.00	B	11,439,943
37,320	6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	31,395,450

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,407,360
2,430	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,228,650

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	2,113,780

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	532,251
765	5.500%, 7/01/33	7/13 at 100.00	Ba2	639,035

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
1,000	6.750%, 10/01/11 (Alternative Minimum Tax)	10/08 at 100.00	N/R	1,000,010

8,780	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB	7,604,797
92,845	Total New Jersey			76,435,250
	New Mexico – 0.2%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,455,034
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,444,287

1,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico – San Juan Project, Series 2003B, 4.875%, 4/01/33	4/16 at 101.00	BBB–	819,270

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,063,234
500	5.750%, 9/01/21	9/16 at 100.00	N/R	466,205
3,500	6.000%, 9/01/32	9/16 at 100.00	N/R	3,091,480
9,090	Total New Mexico			8,339,510
	New York – 1.8%

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	449,130

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001:
$1,000	5.500%, 7/01/11	No Opt. Call	Ba2	$1,024,860
1,535	5.750%, 7/01/12	7/11 at 101.00	Ba2	1,589,692
1,550	5.750%, 7/01/13	7/11 at 101.00	Ba2	1,601,088
1,755	5.750%, 7/01/15	7/11 at 101.00	Ba2	1,801,525
905	5.750%, 7/01/16	7/11 at 101.00	Ba2	921,842
9,955	5.500%, 7/01/30	7/11 at 101.00	Ba2	9,388,859

500	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.125%, 7/01/21 – RAAI Insured	7/09 at 101.00	AA	515,890

4,020	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.150%, 8/01/16	No Opt. Call	N/R	3,756,529

62,000	Erie County Tobacco Asset Securitization Corporation, New York, Settlement Backed Bonds, 3rd Subordinate Series 2005D, 0.000%, 6/01/55	6/15 at 7.17	N/R	1,474,360

13,400	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B	13,138,968

1,270	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	B2	1,231,786

1,290	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	1,251,184

1,035	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	1,011,733

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
8,000	6.250%, 3/01/15	3/09 at 103.00	N/R	8,092,720
13,390	6.500%, 3/01/35	3/09 at 103.00	N/R	13,544,253

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	8/08 at 101.00	CCC+	140,538
430	5.400%, 7/01/20 (Alternative Minimum Tax)	8/08 at 101.00	CCC+	296,077

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	8/08 at 100.00	CCC+	1,759,614

2,180	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00	BB+	1,614,443

95	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB+	95,332

1,000	New York City Industrial Development Authority, New York, JetBlue,, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	689,980

10	New York City, New York, Industrial Development Agency Revenue Bonds, Harlem Auto Mall Empowerment Zone General Motors Project, Series 2004, 5.125%, 12/30/23 – MBIA Insured (Alternative Minimum Tax)	7/14 at 100.00	B–	7,410

3,500	New York Liberty Development Corporation, Revenue Bonds, National Sports Museum, 2006A, 6.125%, 2/15/19	2/16 at 100.00	N/R	3,372,670

	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996:
1,925	6.750%, 10/01/19 (Alternative Minimum Tax)	10/08 at 100.00	N/R	1,930,294

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R	89,295

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998A, 6.150%, 3/01/15	3/10 at 100.00	N/R	1,000,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. Joseph’s Hospital – Yonkers Project, Series 1998C:
$1,500	6.150%, 3/01/15	3/10 at 100.00	N/R	$1,500,240
1,600	6.200%, 3/01/20	3/10 at 100.00	N/R	1,544,224
137,950	Total New York			74,834,696
	North Carolina – 1.7%

25,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care System Revenue Bonds, Series 2007-1006, 5.000%, 1/15/45 (UB)	1/15 at 100.00	AA–	27,152,000

6,845	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	5,459,024

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	5,163,895

8,250	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, Trust 1076, 11.838%, 10/01/44 (IF)	10/16 at 100.00	AA+	8,976,825

5,350	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R	5,286,228

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
3,800	5.400%, 10/01/27	10/16 at 100.00	N/R	3,688,204
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,591,067

11,000	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Novant Health Inc., Series 2006, 4.500%, 11/01/36 (UB)	11/16 at 100.00	Aa3	9,998,670

	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Series 2005C:
750	5.250%, 10/01/24	10/15 at 100.00	N/R	722,798
1,600	5.500%, 10/01/32	10/15 at 100.00	N/R	1,542,704
69,750	Total North Carolina			69,581,415
	North Dakota – 0.3%

2,000	Burleigh County Industrial Development Authority, North Dakota, The Missouri Slope Lutheran Care Center, Series 2006, 5.375%, 11/01/28	11/15 at 100.00	N/R	1,689,220

	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006:
2,765	5.125%, 12/01/21	12/15 at 100.00	N/R	2,429,771
1,750	5.200%, 12/01/26	12/15 at 100.00	N/R	1,490,895
3,000	5.300%, 12/01/34	12/15 at 100.00	N/R	2,489,040

	Lincoln Municipal Industrial Development Act Revenue Bonds, North Dakota, Missouri Slope Lutheran Care Center, Series 2006:
640	5.250%, 11/01/26	11/15 at 100.00	N/R	540,608
2,840	5.350%, 11/01/41	11/15 at 100.00	N/R	2,264,985

355	Oakes, North Dakota, Industrial Development Revenue Bonds, Omniquip International Inc. Project, Series 1999, 5.800%, 2/01/14 (Alternative Minimum Tax)	8/08 at 100.00	N/R	354,996
13,350	Total North Dakota			11,259,515
	Ohio – 5.3%

	Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services and Education Corporation, Series 1998:
500	5.700%, 1/01/13	1/10 at 100.00	B	495,825
1,270	5.800%, 1/01/18	1/10 at 100.00	B	1,183,056

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	1,012,320

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,850	5.875%, 6/01/30	6/17 at 100.00	BBB	$1,721,425
19,895	5.750%, 6/01/34	6/17 at 100.00	BBB	17,984,881
10,000	6.500%, 6/01/47	6/17 at 100.00	BBB	9,764,000
49,845	5.875%, 6/01/47	6/17 at 100.00	BBB	44,108,773

500	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	N/R	477,705

13,915	Coshocton County, Ohio, Environmental Revenue Bonds, Smurfit-Stone Container Corporation, Series 2005, 5.125%, 8/01/13	No Opt. Call	B–	12,223,493

7,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, 5.250%, 8/15/46 (UB)	8/16 at 100.00	A3	6,601,070

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	902,290
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	820,750

4,440	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1994, 6.750%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	B–	4,174,222

1,180	Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General Motors Corporation, Series 1999, 5.650%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	B–	930,100

1,500	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	B+	1,377,075

3,800	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/08 at 102.00	N/R	3,620,298

2,200	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)	9/09 at 102.00	N/R	2,208,690

470	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/09 at 101.00	CCC+	369,495

7,965	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/10 at 101.00	CCC+	6,402,904

38,020	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba1	28,402,841

7,060	Ohio, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 5.625%, 3/01/15	No Opt. Call	B	6,190,914

7,355	Ohio, Solid Waste Revenue Bonds, General Motors Corporation, Series 2002, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	B	5,942,031

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	3,215,084
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	10,843,360

8,530	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,082,004

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	488,610

65	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/08 at 103.00	BB+	57,077

2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	N/R	2,316,480

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	11,158,975
18,400	6.350%, 7/01/27 (Alternative Minimum Tax)	7/17 at 102.00	N/R	17,087,528

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27	7/17 at 102.00	N/R	$4,671,200
242,790	Total Ohio			214,834,476
	Oklahoma – 1.9%

	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
2,780	5.500%, 9/01/25	9/16 at 100.00	BBB	2,835,628
5,210	5.375%, 9/01/29	9/16 at 100.00	BBB	5,189,942
6,710	5.375%, 9/01/36	9/16 at 100.00	BBB	6,524,066

6,715	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	6,482,661

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB	1,744,880

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,952,721
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	3,184,407

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
610	5.000%, 5/15/18	5/14 at 100.00	BBB+	613,142
450	5.000%, 5/15/19	5/14 at 100.00	BBB+	448,857

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	6/08 at 100.00	B	799,574

16,760	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/08 at 100.00	B	14,755,001

25	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000B, 6.000%, 6/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	24,886

260	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	258,731

27,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa1	26,799,120

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,869,195
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,345,196
80,600	Total Oklahoma			76,828,007
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,695,050

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	7/08 at 100.00	N/R	391,980
130	5.000%, 10/01/21	7/08 at 100.00	N/R	103,035
735	5.350%, 10/01/31	7/08 at 100.00	N/R	564,862

4,205	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax) (7)	8/08 at 100.00	B	3,757,420

2,710	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/09 at 100.00	B2	2,247,945

500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	8/08 at 100.00	B	480,855

3,350	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	2,977,514
15,130	Total Oregon			13,218,661

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania – 2.9%

$2,600	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3		$2,308,540

5,185	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		6,102,849

8,750	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	BB–		8,552,950

5,200	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R		4,914,364

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	10/08 at 102.00	BB+		22,978

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,875	5.125%, 10/15/15	No Opt. Call	N/R		2,877,588
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R		4,602,560
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R		11,233,979

1,500	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R	(5)	1,751,385

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB		1,004,170

110	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/08 at 102.00	BB+		110,723

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
4,475	5.875%, 7/01/31	7/16 at 100.00	N/R		4,135,974
2,455	5.900%, 7/01/40	7/16 at 100.00	N/R		2,202,994

13,500	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Series 2007, Drivers 1829, 7.299%, 5/01/37 (IF)	5/17 at 100.00	AA		5,576,750

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R		449,285

7,135	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East Issue, 2.622%, 11/15/34 (UB)	11/17 at 100.00	A		5,173,232

2,645	New Morgan Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)	10/08 at 100.00	BB–		2,571,469

740	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R		760,616

2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)	4/09 at 102.00	N/R		1,752,420

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/08 at 102.00	N/R		647,610

	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2001A:
1,250	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3		1,263,225
12,000	6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3		12,126,960

7,425	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3		7,503,557

3,300	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)	12/09 at 103.00	Ba3		3,334,914

1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB		991,520

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
$580	5.250%, 6/01/09	6/08 at 100.00	BB+	$576,329
2,000	5.250%, 6/01/14	6/08 at 100.00	BB+	1,905,740
200	5.125%, 6/01/18	6/08 at 100.00	BB+	183,594

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
500	6.400%, 1/01/09 (Alternative Minimum Tax)	7/08 at 100.00	B+	497,720
1,000	6.500%, 1/01/13 (Alternative Minimum Tax)	7/08 at 100.00	B+	1,002,930
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	7/08 at 100.00	B+	1,500,255

4,900	Pennsylvania Economic Development Financing Authority, Subordinate Resource Recovery Revenue Bonds, Colver Project, Series 2005G, 5.125%, 12/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	4,680,235

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	937,250

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	4,490,728

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,025	5.800%, 5/01/16	No Opt. Call	BB+	1,020,142
1,380	6.050%, 5/01/23	5/16 at 100.00	BB+	1,320,163
985	6.250%, 5/01/33	5/16 at 100.00	BB+	909,776

7,350	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, 2.622%, 11/15/34 (UB)	11/17 at 100.00	A	5,329,118

1,000	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	865,070
132,525	Total Pennsylvania			117,191,662
	Puerto Rico – 0.1%

1,800	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,886,382

3,435	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	2,548,564

280	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/08 at 100.00	CCC+	199,352

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	29,430
5,545	Total Puerto Rico			4,663,728
	Rhode Island – 0.4%

	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005:
1,180	6.750%, 1/15/13	No Opt. Call	N/R	1,195,694
10,500	7.250%, 7/15/35	7/15 at 103.00	N/R	10,865,610

2,160	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006A-1, Residuals 1591, 10.800%, 10/01/43 – FGIC Insured (Alternative Minimum Tax) (IF)	4/16 at 100.00	A	824,688

1,400	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,465,072
15,240	Total Rhode Island			14,351,064
	South Carolina – 1.9%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39	11/17 at 100.00	N/R	5,244,635

14,102	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	14,144,306

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$4,650	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	$3,723,023

3,550	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 0.000%, 5/01/20	5/16 at 101.00	N/R	3,160,459

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
1,000	5.250%, 10/01/26	11/16 at 100.00	N/R	860,590
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,630,899

500	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	473,740

850	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	849,992

	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds Project:
8,600	4.500%, 12/01/31 – RAAI Insured (UB)	12/16 at 100.00	Aa3	7,470,906
5,000	4.500%, 12/01/31 – RAAI Insured (UB)	12/16 at 100.00	Aa3	4,343,550

	South Carolina Jobs and Economic Development Authority, Revenue Bonds, Wesley Commons, Series 2006:
2,500	5.125%, 10/01/26	10/16 at 100.00	N/R	2,087,900
1,500	5.300%, 10/01/36	10/16 at 100.00	N/R	1,227,345

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	932,690
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	826,030

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+	71,917
765	6.250%, 8/01/31	8/13 at 100.00	BBB+	777,202

4,100	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	AA	3,634,527

	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
2,325	6.000%, 5/15/22	5/11 at 101.00	BBB	2,342,298
10,725	6.375%, 5/15/28	5/11 at 101.00	BBB	10,789,994
9,905	6.375%, 5/15/30	No Opt. Call	BBB	9,749,293

765	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	7/08 at 100.00	B+	661,373
81,451	Total South Carolina			76,002,669
	South Dakota – 0.2%

10,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	A1	9,515,100
	Tennessee – 1.7%

1,500	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Baa3	1,550,370

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002:
3,550	6.375%, 4/15/22	4/12 at 101.00	Ba2	3,733,500
19,160	6.500%, 4/15/31	4/12 at 101.00	Ba2	19,842,671

13,955	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	9/08 at 100.00	B–	11,940,875

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37	11/17 at 100.00	N/R	1,394,895
23,000	5.500%, 11/01/46	11/17 at 100.00	N/R	20,854,790

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$12,685	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	$11,393,794
75,350	Total Tennessee			70,710,895
	Texas – 6.8%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,569,000

775	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 1991, 7.000%, 12/01/11 (Alternative Minimum Tax)	No Opt. Call	CCC+	708,528

25,750	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	14,971,823

105	Angelina & Neches River Authority, Texas, Solid Waste Disposal Revenue Bonds, Champion International Project, Series 1995, 6.300%, 4/01/18 (Alternative Minimum Tax)	9/08 at 100.00	Baa3	105,173

8,765	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26	1/11 at 100.00	N/R	8,767,805

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006B:
5,000	5.750%, 1/01/24	1/17 at 100.00	BB	4,595,200
6,960	5.750%, 1/01/34	1/17 at 100.00	BB	6,162,662

11,520	Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Rutland Place Apartments, Series 1998A, 6.500%, 11/01/33	11/08 at 102.00	B3	10,640,909

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1	2,476,662

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	Caa1	1,737,109

3,700	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	Caa1	3,281,012

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	Caa1	778,534

535	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	523,080

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	Caa1	3,821,253

3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	Caa1	2,280,215

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Caa1	1,515,885

5,170	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1	4,830,331

295	Brazos River Authority, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999A, 5.375%, 4/01/19	4/09 at 101.00	BBB–	270,506

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,396,515

1,930	Cass County Industrial Development Corporation, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2005, 4.800%, 3/01/25	3/15 at 100.00	BBB	1,630,792

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/09 at 101.00	CCC+	2,506,749

2,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC	2,218,008

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	3,737,063

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	$1,878,220

1,250	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, A.W. Brown Fellowship Charter School, Series 2006A, 5.125%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB	1,134,888

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	383,006
895	7.000%, 2/15/24	2/13 at 100.00	N/R	905,543
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	1,098,573

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,070	7.000%, 9/01/25	9/14 at 100.00	N/R	3,118,905
15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	16,049,777

3,410	Fort Worth Higher Education Finance Corporation, Texas, Higher Education Revenue Bonds, Texas Wesleyan University, Series 1997A, 6.000%, 10/01/16	10/08 at 100.00	Ba2	3,410,921

615	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BBB–	648,991

2,130	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Baa3	2,283,190

540	Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 6.100%, 8/01/24 (Alternative Minimum Tax)	8/12 at 100.00	BBB	530,393

	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C:
4,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,377,120
1,000	5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	844,280

50	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation Project, Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)	10/08 at 102.00	BBB	45,846

3,300	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,282,312

630	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	654,879

8,605	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,705,347

1,400	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.125%, 2/15/34 (Pre-refunded 2/15/14)	2/14 at 101.00	AAA	1,696,646

1,240	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	968,142

2,560	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998C, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/09 at 101.00	B–	1,998,746

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
11,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B–	10,622,106
1,100	7.375%, 7/01/22 (Alternative Minimum Tax)	7/11 at 101.00	B–	1,064,723
10,135	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B–	9,053,596

2,360	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/08 at 100.00	B–	1,942,091

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B:
825	6.125%, 7/15/17 (Alternative Minimum Tax)	7/08 at 100.00	B–	736,040
2,970	6.125%, 7/15/27 (Alternative Minimum Tax)	7/08 at 100.00	B–	2,469,466

3,300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	No Opt. Call	BBB–	2,991,648

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R		$3,928,766

320	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R		328,298

5,000	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38 (WI/DD, Settling 5/21/08)	2/17 at 100.00	N/R		4,968,650

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project:
14,000	4.550%, 5/01/30 – AMBAC Insured (UB)	No Opt. Call	Aaa		12,588,660
16,425	4.400%, 5/01/30 – AMBAC Insured (UB)	No Opt. Call	Aaa		14,695,119

2,610	Matagorda County Navigation District 1, Texas, Revenue Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30 (Alternative Minimum Tax)	5/09 at 101.00	BBB–		2,426,230

10	Parker County Hospital District, Texas, Hospital Revenue Bonds, Campbell Health System, Series 1999, 5.700%, 8/15/08 (ETM)	No Opt. Call	BB–	(5)	10,104

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/10 at 101.00	Caa1		630,201

490	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	Caa1		457,807

135	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	Caa1		125,894

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	Caa1		1,030,312

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	Caa1		1,079,455

5,755	Sea Breeze Public Facility Corporation, Texas, Multifamily Housing Revenue Bonds, Sea Breeze Senior Apartments, Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)	1/21 at 100.00	N/R		5,313,592

5,775	Texas Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative Minimum Tax)	7/21 at 100.00	N/R		5,709,454

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 3.326%, 12/15/26	7/08 at 100.00	N/R		7,590,900

12,750	Texas Municipal Gas Acquisition and Supply Corporation II, Gas Supply Revenue Bonds, Series 2007, 6.015%, 9/15/27 (IF)	7/08 at 100.00	AA–		6,759,030

8,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	N/R		6,435,695

3,750	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB		3,835,800

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3		3,784,613

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	Caa1		443,954

7,750	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1		6,962,135

9,280	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+		8,439,603

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – MBIA Insured (UB)	8/16 at 100.00	AA		13,648,950
321,850	Total Texas				276,613,431
	Utah – 0.5%

750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/08 at 101.00	N/R		687,578

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$2,800	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	$2,825,368

4,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/09 at 100.00	N/R	4,564,730

5,000	Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)	8/08 at 100.00	BB–	5,015,800

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,495	5.550%, 11/15/21	11/16 at 100.00	N/R	1,411,355
945	5.550%, 11/15/26	11/16 at 100.00	N/R	847,816
4,095	5.700%, 11/15/36	11/16 at 100.00	N/R	3,581,037

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,569,453

5	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)	7/09 at 101.50	Aa3	5,147

1,000	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series, 6.250%, 6/15/28	6/17 at 100.00	N/R	959,620

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	616,289
23,040	Total Utah			22,084,193
	Virgin Islands – 0.0%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	986,680

625	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	642,225
1,625	Total Virgin Islands			1,628,905
	Virginia – 3.2%

1,750	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/24	1/17 at 100.00	N/R	1,606,185

9,435	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (7)	8/08 at 102.00	B2	7,734,719

840	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax) (7)	12/09 at 101.00	B2	766,105

650	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax) (7)	12/09 at 101.00	B2	577,044

502	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	510,363

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	3,472,326

2,226	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	2,224,375

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
4,750	5.375%, 12/01/28	12/15 at 100.00	N/R	4,201,898
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	10,688,640

10	Giles County Industrial Development Authority, Virginia, (Hoechst Celanese Corporation) Alternative Minimum Tax, 6.625%, 12/01/22 (Alternative Minimum Tax)	6/08 at 100.00	B+	9,378

240	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	6/08 at 100.00	B+	211,411

7,405	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax) (7)	12/08 at 101.00	B2	6,106,459

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

$515	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–		$482,802

3,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	9/08 at 100.00	BB–		2,887,456

22,055	Hopewell Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, Smurfit Stone Container Corporation, Series 2005, 5.250%, 6/01/15	No Opt. Call	B–		18,774,760

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	7/10 at 102.00	N/R		25,819
40	6.350%, 7/01/12	7/10 at 102.00	N/R		41,686
110	6.550%, 7/01/14	7/10 at 102.00	N/R		114,822
45	6.625%, 7/01/15	7/10 at 102.00	N/R		46,940
560	6.875%, 7/01/20	7/10 at 102.00	N/R		574,666
715	7.000%, 7/01/25	7/10 at 102.00	N/R		732,096
855	7.000%, 7/01/30	7/10 at 102.00	N/R		869,826

3,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		3,139,380

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R		3,837,788

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
7,400	0.000%, 8/15/14 (Pre-refunded 8/15/08)	8/08 at 73.23	AAA		5,388,532
650	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		418,906
1,200	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 28.38	AAA		338,664

	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
2,975	0.000%, 8/15/12 (Pre-refunded 8/15/08)	8/08 at 82.10	AAA		2,428,790
3,100	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 68.82	AAA		2,121,609
25	0.000%, 8/15/18 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 57.58	AAA		14,315
4,770	0.000%, 8/15/19 (Pre-refunded 8/15/08)	8/08 at 54.38	AAA		2,579,521
75	0.000%, 8/15/20 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 51.06	AAA		38,082
50	0.000%, 8/15/21 (Pre-refunded 8/15/08) – ACA Insured	8/08 at 48.20	AAA		23,966
15,300	0.000%, 8/15/23 (Pre-refunded 8/15/08)	8/08 at 42.95	AAA		6,534,783
1,750	0.000%, 8/15/29 (Pre-refunded 8/15/08)	8/08 at 30.08	AAA		523,478
24,000	0.000%, 8/15/33 (Pre-refunded 8/15/08)	8/08 at 23.55	AAA		5,620,560
10,000	0.000%, 8/15/35 (Pre-refunded 8/15/08)	8/08 at 20.95	AAA		2,082,800

	Pocahontas Parkway Association, Virginia, Subordinate Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
2,000	0.000%, 8/15/11 (Pre-refunded 8/15/08)	8/08 at 86.05	AAA		1,711,320
3,200	0.000%, 8/15/15 (Pre-refunded 8/15/08)	8/08 at 67.66	AAA		2,153,088
3,300	0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 63.56	AAA		2,085,831
200	0.000%, 8/15/17 (Pre-refunded 8/15/08)	8/08 at 59.91	AAA		119,158
4,000	0.000%, 8/15/20 (Pre-refunded 8/15/08)	8/08 at 49.60	AAA		1,972,720
4,100	0.000%, 8/15/21 (Pre-refunded 8/15/08)	8/08 at 46.70	AAA		1,904,122
4,800	0.000%, 8/15/24 (Pre-refunded 8/15/08)	8/08 at 38.40	AAA		1,832,832
5,500	0.000%, 8/15/26 (Pre-refunded 8/15/08)	8/08 at 33.98	AAA		1,858,725
5,500	0.000%, 8/15/27 (Pre-refunded 8/15/08)	8/08 at 31.68	AAA		1,732,555
5,600	0.000%, 8/15/28 (Pre-refunded 8/15/08)	8/08 at 29.79	AAA		1,658,776
6,100	0.000%, 8/15/30 (Pre-refunded 8/15/08)	8/08 at 26.34	AAA		1,597,651
6,200	0.000%, 8/15/31 (Pre-refunded 8/15/08)	8/08 at 24.77	AAA		1,526,874

615	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Bonds, Series 2001A, 7.400%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(5)	708,117

7,580	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(5)	8,498,241

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

$725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R		$646,345

1,000	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.375%, 11/01/32	11/15 at 100.00	N/R		906,640

986	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R		992,123

325	Virginia Small Business Financing Authority, Industrial Development Water Revenue Bonds, S.I.L. Clean Water, LLC Project, Series 1999, 7.250%, 11/01/09 (Alternative Minimum Tax) (4)	No Opt. Call	N/R		10,563

1,000	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	N/R		921,020
212,479	Total Virginia				130,587,651
	Washington – 0.7%

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,950	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R		1,858,038
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R		2,152,597

14,160	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R		13,817,894

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005:
1,150	5.375%, 12/01/22	12/15 at 100.00	Baa2		1,127,184
1,500	5.500%, 12/01/30	12/15 at 100.00	Baa2		1,416,645

2,265	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R		2,000,448

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R		6,635,303
31,045	Total Washington				29,008,109
	West Virginia – 0.0%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	N/R		349,885
	Wisconsin – 3.1%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
6,985	6.125%, 6/01/27	6/12 at 100.00	BBB		7,000,786
1,000	7.000%, 6/01/28	6/12 at 100.00	BBB		1,031,320
7,075	6.375%, 6/01/32	6/12 at 100.00	BBB		7,117,875

4,170	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		3,618,726

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	567,797

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		278,274

1,245	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15	No Opt. Call	B2		1,123,090

295	Nekoosa, Wisconsin, Pollution Control Revenue Bonds, Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15	No Opt. Call	B2		263,674

7,490	Onalaska Community Development Authority, Wisconsin, Senior Housing Revenue Bonds, Bethany Lutheran Homes Inc., Series 2007, 5.250%, 1/01/42	1/14 at 101.00	N/R		6,455,781

1,040	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+		991,796

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/09 at 101.00	BBB+		$90,121

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R		2,548,950

1,366	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21	10/11 at 100.00	BBB		1,400,927

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,348,663

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2002A, 7.500%, 5/01/32 (Pre-refunded 5/01/12)	5/12 at 100.00	N/R	(5)	2,888,475

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB		5,407,763

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,155	5.000%, 4/01/13	No Opt. Call	N/R		1,124,300
875	6.125%, 4/01/24	4/14 at 100.00	N/R		856,258
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		943,180

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,733,664

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,447,480

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System:
7,855	5.125%, 8/15/26 (UB)	8/16 at 100.00	A–		7,025,119
44,000	5.125%, 8/15/30 (UB)	8/16 at 100.00	A–		37,848,360
14,130	5.250%, 8/15/31 (UB)	8/16 at 100.00	A–		12,329,132
19,000	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–		16,321,380
138,896	Total Wisconsin				124,762,891
	Wyoming – 0.3%

15,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB		13,826,101
$5,186,772	Total Investments (cost $4,876,978,785) – 108.5%				4,431,973,434

	Floating Rate Obligations – (10.8)%				(439,180,000)

	Other Assets Less Liabilities – 2.3%				92,173,814

	Net Assets – 100%				$4,084,967,248

Portfolio of Investments

Nuveen High Yield Municipal Bond Fund (continued)

April 30, 2008

Futures Contracts outstanding at April 30, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at April 30, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(3,190)	6/08	$(372,881,094)	$4,433,216

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankrupcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Portion of investment, with an aggregate market value of $6,980,760, has been pledged to collateralize the net payment obligations under futures contracts.

(7)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(8)	Principal Amount for investment rounds to less than $1,000.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(10)	Portion of investment, with an aggregate market value of $17,225,061, has been pledged as collateral for an inverse floating rate trust with shortfall/forbearance agreements.

(11)	On April 14, 2008, the Adviser concluded that the issuer was not likely to meet its interest payment obligations and directed the custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(12)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

$1,635	Alabama State Board of Education, Revenue Bonds, Jefferson State Community College, Series 2005, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 101.00	Aaa		$1,697,522

400	Bayou La Batre Utilities Board, Alabama, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%, 3/01/27 – RAAI Insured	9/08 at 101.00	AA		402,212

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aaa		2,059,480

5,000	Southeast Alabama Gas District, General System Revenue Bonds, Series 2000A, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 102.00	Aaa		5,409,100
9,035	Total Alabama				9,568,314
	Alaska – 1.4%

3,215	Alaska Industrial Development and Export Authority, Revenue Bonds, Lake Dorothy Hydroelectric Project, Series 2006, 5.000%, 12/01/35 – AMBAC Insured (Alternative Minimum Tax) (4)	12/11 at 100.00	AAA		2,996,605

590	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 (Pre-refunded 9/01/09) – AMBAC Insured	9/09 at 101.00	AAA		625,135

2,610	Anchorage, Alaska, Water Revenue Refunding Bonds, Series 1999, 6.000%, 9/01/24 – AMBAC Insured	9/09 at 101.00	AAA		2,708,423
6,415	Total Alaska				6,330,163
	Arizona – 0.5%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(5)	2,363,676
	Arkansas – 0.7%

2,000	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – FSA Insured	11/15 at 100.00	AAA		2,075,980

1,185	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/30 – AMBAC Insured	12/13 at 100.00	Aaa		1,200,500
3,185	Total Arkansas				3,276,480
	California – 9.1%

5,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.375%, 5/01/21 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		6,070,514

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	Aa3		2,224,840

3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health Residual Trust 2061, 10.622%, 11/15/46 (IF)	11/16 at 100.00	Aa3		3,040,380

500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2		437,485

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–		468,000

	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D:
1,350	5.500%, 6/01/17	12/13 at 100.00	A		1,458,702
1,490	5.500%, 6/01/19	12/13 at 100.00	A		1,594,836

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 12.765%, 7/01/47 – FSA Insured (IF)	7/18 at 100.00	AAA		1,730,736

1,000	California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26	4/14 at 100.00	A+		1,024,600

3,000	California, General Obligation Bonds, Series 2005, 5.000%, 3/01/32	3/16 at 100.00	A+		3,011,370

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	AAA		4,288,960

3,500	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 – MBIA Insured (6)	No Opt. Call	AAA		3,631,950

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	Aaa		5,690,280

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$230	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	$186,141

6,740	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	4,133,777

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,540,265
46,125	Total California			40,532,836
	Colorado – 2.9%

2,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	2,132,640

1,150	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007, 5.000%, 12/01/26	12/17 at 100.00	N/R	951,855

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – XLCA Insured	9/15 at 100.00	A	1,249,163

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	485,485

1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	956,120

580	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/10 at 105.00	AA	606,854

1,850	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aa2	2,034,205

3,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,926,770

1,750	Tallgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.250%, 12/01/37	12/16 at 100.00	N/R	1,412,723
13,060	Total Colorado			12,755,815
	Connecticut – 0.3%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 12.162%, 7/01/42 (IF)	7/17 at 100.00	AAA	1,133,180
	District of Columbia – 1.0%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	AAA	4,637,070
	Florida – 4.7%

1,000	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	949,670

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	998,170

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,476,612

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA	3,529,796

1,600	Jacksonville Port Authority, Florida, Seaport Revenue Bonds, Series 2000, 5.625%, 11/01/26 – MBIA Insured (Alternative Minimum Tax)	11/10 at 100.00	Aaa	1,614,272

2,605	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,052,037

2,000	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	1,898,720

1,975	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36	5/12 at 101.00	N/R	1,742,227

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Split Pine Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.250%, 5/01/39	5/17 at 100.00	N/R	$799,110

3,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	AAA	3,244,380

2,990	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,458,079
22,235	Total Florida			20,763,073
	Georgia – 0.8%

2,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,786,200

2,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2008A, 6.250%, 7/15/28	No Opt. Call	A+	1,990,680
4,000	Total Georgia			3,776,880
	Idaho – 0.5%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
2,000	5.250%, 9/01/30	9/16 at 100.00	BBB–	1,745,560
750	5.250%, 9/01/37	9/16 at 100.00	BBB–	632,933
2,750	Total Idaho			2,378,493
	Illinois – 6.4%

995	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	AA	936,952

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa3	1,561,344
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa3	1,755,892

3,335	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 12.108%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	3,236,918

2,870	Chicago, Illinois, Multifamily Housing Revenue Bonds, Claras Village, Series 2007A, 5.000%, 11/20/48 (Alternative Minimum Tax)	5/17 at 100.00	Aaa	2,578,351

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A–	4,689,400

1,480	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	1,445,161

1,500	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	1,529,910

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	N/R	2,543,130

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	AA	1,272,310

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,158,663

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AAA	1,766,417
27,950	Total Illinois			28,474,448
	Indiana – 3.1%

1,425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	N/R	1,245,963

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – FSA Insured	1/12 at 100.00	AAA	3,041,125

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa3	1,323,414

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
$1,000	5.000%, 8/01/24	8/16 at 100.00	Baa2	$891,280
3,000	5.250%, 8/01/36	8/16 at 100.00	Baa2	2,544,660

3,500	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB–	3,075,065

530	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30 (Alternative Minimum Tax)	1/10 at 100.00	Aaa	534,590

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA	1,177,377
14,520	Total Indiana			13,833,474
	Iowa – 0.3%

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BBB–	1,377,639
	Kansas – 1.2%

2,295	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	2,307,508

3,110	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	3,076,412
5,405	Total Kansas			5,383,920
	Kentucky – 0.9%

2,005	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	2,066,153

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/08 at 102.00	BB–	1,869,840
4,005	Total Kentucky			3,935,993
	Louisiana – 6.3%

2,575	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/10 at 102.00	BB+	2,633,478

305	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/10 at 105.00	Aaa	315,440

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	AAA	5,587,737

3,000	Louisiana Local Government Envirnomental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	2,955,870

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – MBIA Insured	12/12 at 100.00	AAA	2,659,330

3,550	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	AAA	3,715,004

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	3,875,320

500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	A3	480,400

1,210	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	A3	1,169,852

4,750	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/11 at 101.00	BBB	4,606,550
28,020	Total Louisiana			27,998,981

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 1.6%

$2,000	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	6/08 at 101.00	A–	$2,020,640

5,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA	5,238,400
7,000	Total Maryland			7,259,040
	Massachusetts – 1.9%

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB	3,004,320

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – MBIA Insured	8/12 at 100.00	AAA	5,427,900
8,000	Total Massachusetts			8,432,220
	Michigan – 3.1%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	AA	2,870,545

1,000	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – FGIC Insured	7/16 at 100.00	A	991,440

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	525,065

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
2,000	5.250%, 8/15/23	8/08 at 101.00	Ba3	1,803,760
10	5.250%, 8/15/28	8/08 at 101.00	BB–	8,687

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	8/08 at 100.00	BB–	3,001,110

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – XLCA Insured (Alternative Minimum Tax)	9/11 at 100.00	A–	2,009,460

2,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – XLCA Insured (Alternative Minimum Tax)	12/12 at 100.00	A–	2,479,750
13,765	Total Michigan			13,689,817
	Minnesota – 1.6%

1,100	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 5.000%, 4/01/31	4/12 at 101.00	BBB	980,210

55	Minnesota Housing Finance Agency, Single Family Remarketed Mortgage Bonds, Series 1997G, 6.000%, 1/01/18	7/10 at 101.50	AA+	55,815

5,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	Baa3	4,976,450

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	1,158,397
7,235	Total Minnesota			7,170,872
	Mississippi – 0.3%

1,310	Mississippi Development Bank, Special Obligation Bonds, Capital Projects and Equipment Program, Series 2003A, 5.625%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA	1,304,000
	Missouri – 0.8%

1,480	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)	3/14 at 100.00	AAA	1,509,600

2,000	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/08 at 100.00	N/R	1,966,320
3,480	Total Missouri			3,475,920

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 0.2%

$1,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	AAA	$799,000
	New Hampshire – 2.6%

5,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – MBIA Insured	5/12 at 101.00	AAA	5,543,010

4,165	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	4,301,862

1,965	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	1,927,488
11,630	Total New Hampshire			11,772,360
	New Jersey – 4.1%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,535,691

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	7,863,099

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – FSA Insured	No Opt. Call	AAA	3,318,570

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – FSA Insured	No Opt. Call	AAA	2,208,100

1,200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,301,928

2,680	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	2,119,666
17,215	Total New Jersey			18,347,054
	New York – 8.6%

1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA	1,118,700

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	4,066,440

6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 200C, 5.875%, 11/01/17 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA	6,472,980

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319:
660	12.410%, 11/01/16 (IF)	5/10 at 101.00	AAA	815,971
40	12.410%, 11/01/16 (IF)	5/10 at 101.00	AAA	49,453

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,455,500

3,500	New York City, New York, General Obligation Bonds, Fiscal Series 2004A, 5.500%, 8/01/20	8/13 at 100.00	AA	3,780,350

15	New York City, New York, General Obligation Bonds, Series 1991B, 7.500%, 2/01/09	8/08 at 100.00	AA	15,065

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	3,619,630

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–	2,366,081

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	5,566,350

5,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/08 at 100.00	N/R	5,013,750
35,840	Total New York			38,340,270
	North Carolina – 0.9%

2,000	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, Trust 1076, 11.838%, 10/01/44 (IF)	10/16 at 100.00	AA+	2,176,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,800	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	$1,956,060
3,800	Total North Carolina			4,132,260
	Ohio – 1.8%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AAA	2,520,761

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	6.500%, 6/01/47	6/17 at 100.00	BBB	976,400
3,500	5.875%, 6/01/47	6/17 at 100.00	BBB	3,097,220

2,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	BBB	1,452,550
9,135	Total Ohio			8,046,931
	Oklahoma – 1.1%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – XLCA Insured	11/14 at 100.00	A	1,818,905

3,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)	12/08 at 100.00	B	2,985,360
4,730	Total Oklahoma			4,804,265
	Pennsylvania – 1.3%

1,100	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) – MBIA Insured	11/10 at 102.00	AAA	1,223,409

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,007,590

325	Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue Refunding Bonds, Delaware Valley Medical Center, Series 1992, 7.000%, 8/01/22	8/08 at 100.00	AAA	327,581

2,530	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.500%, 7/01/40	7/17 at 100.00	N/R	2,497,768

525	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	525,541
5,480	Total Pennsylvania			5,581,889
	Puerto Rico – 3.7%

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,500	6.000%, 7/01/38	7/18 at 100.00	BBB–	1,571,985
2,000	6.000%, 7/01/44	7/18 at 100.00	BBB–	2,094,380

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 – XLCA Insured	No Opt. Call	A–	4,242,400

3,000	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA	3,101,850

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	AAA	5,321,200
15,500	Total Puerto Rico			16,331,815
	South Carolina – 3.4%

3,000	Charleston, South Carolina, Tax Increment Revenue Bonds, Charleston Neck redevelopment Project, Series 2007, 7.500%, 6/01/09	6/08 at 100.00	N/R	2,993,280

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	228,728

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
$2,500	5.500%, 10/01/26	10/11 at 100.00	A		$2,538,350
3,250	5.500%, 10/01/31	10/11 at 100.00	A		3,276,488

1,000	Newberry County, South Carolina, Special Source Revenue Bonds, Newberry County Memorial Hospital, Series 2005, 5.250%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA		957,630

70	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25 (Alternative Minimum Tax)	5/08 at 100.00	Aa2		71,004

4,950	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	2/13 at 100.00	Aaa		5,020,389
14,970	Total South Carolina				15,085,869
	South Dakota – 1.3%

5,555	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	6/08 at 102.00	A2		5,647,712
	Tennessee – 4.3%

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2		2,560,865

8,115	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		8,266,341

5,400	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude’s Children’s Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(5)	5,706,179

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
2,000	5.500%, 11/01/37	11/17 at 100.00	N/R		1,859,860
1,000	5.500%, 11/01/46	11/17 at 100.00	N/R		906,730
18,950	Total Tennessee				19,299,975
	Texas – 5.8%

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,408,665

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+		1,237,541

	Gregg County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Medical Center Project, Series 2000:
3,250	6.375%, 10/01/25 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(5)	3,573,993
3,000	6.375%, 10/01/29 (Pre-refunded 10/01/10) – RAAI Insured	10/10 at 101.00	AA	(5)	3,299,070

5,250	Harlingen Independent School District, Cameron County, Texas, Unlimited Tax School Building Bonds, Series 1999, 5.500%, 8/15/26 (Pre-refunded 8/15/09)	8/09 at 100.00	AAA		5,471,025

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2		3,220,151

4,000	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(5)	4,440,320

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Baa3		3,154,239
24,360	Total Texas				25,805,004
	Utah – 0.3%

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series:
500	6.250%, 6/15/28	6/17 at 100.00	N/R		479,810
950	6.500%, 6/15/38	6/17 at 100.00	N/R		916,522
1,450	Total Utah				1,396,332

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.7%

$3,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3	$3,111,990
	Washington – 2.5%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – MBIA Insured	9/12 at 100.00	AAA	186,961

5,000	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA	5,112,650

1,000	Skagit County Public Hospital District 1 , Washington, Skagit Valley Hospital, Series 2007, 5.625%, 12/01/25	12/17 at 100.00	Baa2	992,780

4,950	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	5,050,287
11,125	Total Washington			11,342,678
	West Virginia – 0.2%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	501,540
	Wisconsin – 7.5%

2,360	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27	6/12 at 100.00	BBB	2,365,334

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	3,581,375

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A1	2,797,674

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/09 at 101.00	BBB+	1,907,300

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,932,110

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System:
780	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	708,256
11,100	5.125%, 8/15/33 (UB)	8/13 at 100.00	A–	9,398,148

8,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	6,872,160

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	215,048

2,935	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Driver Series 2053, 10.418%, 3/01/36 (Alternative Minimum Tax) (IF)	9/14 at 100.00	AA	2,649,894
36,685	Total Wisconsin			33,427,299

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.8%

$2,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB	$2,304,350

1,000	Wyoming Loan and Investment Board, Capital Facilities Revenue Bonds, Series 2005, 5.000%, 10/01/24	10/14 at 100.00	AA+	1,032,640
3,500	Total Wyoming			3,336,990
$460,875	Total Investments (cost $456,917,356) – 102.6%			456,963,537

	Floating Rate Obligations – (5.1)%			(22,910,000)

	Other Assets Less Liabilities – 2.5%			11,329,507

	Net Assets – 100%			$445,383,044

Futures Contracts outstanding at April 30, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at April 30, 2008	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Short	(115)	6/08	$(13,442,422)	$292,546

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Portion of investment, with an aggregate market value of $260,980, has been pledged to collateralize the net payment obligations under futures contracts.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formerly determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 4.6%

$10,000	Alabama Incentives Financing Authority, Special Obligation Bonds, Series 1999A, 6.000%, 10/01/29 – AMBAC Insured	10/09 at 102.00	AAA	$10,467,700

5,000	Houston County Health Care Authority, Alabama, Revenue Bonds, Series 2000, 6.125%, 10/01/25 (Pre-refunded 10/01/09) – AMBAC Insured	10/09 at 101.00	Aaa	5,318,600

9,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 101.00	AAA	9,780,030

4,000	University of Alabama, Tuscaloosa, General Revenue Bonds, Series 2004A, 5.000%, 7/01/29 – MBIA Insured	7/14 at 100.00	AAA	4,087,000

12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – MBIA Insured	8/12 at 77.49	AAA	7,706,802
40,255	Total Alabama			37,360,132
	Arizona – 1.3%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	1,031,510

4,970	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	5,005,088

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	4,659,660
11,970	Total Arizona			10,696,258
	Arkansas – 0.2%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – MBIA Insured	11/14 at 100.00	Aaa	2,061,520
	California – 18.8%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	AAA	1,294,992

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AAA	5,202,600

1,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA	1,026,470

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,000,000

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A2	1,001,840

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,151,137

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	AAA	5,013,500

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AAA	2,303,370

5,000	California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32	8/13 at 100.00	A+	5,013,350

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AAA	4,565,340

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	AAA	1,398,462

6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured (UB)	6/15 at 100.00	A	5,775,840

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – XLCA Insured	3/16 at 100.00	A–	1,513,563

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – FSA Insured	No Opt. Call	AAA	918,443

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA		$6,221,040

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A–		5,024,799

5,470	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA		5,441,994

8,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AAA		8,483,840

2,355	Oakland, California, Sewerage Revenue Bonds, Series 2004A, 5.000%, 6/15/25 – FSA Insured	6/14 at 100.00	AAA		2,426,192

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	8/08 at 100.00	AAA		15,093,649

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AA	(4)	11,092,100

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Baa3		1,956,001

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,590,100

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – FSA Insured	5/15 at 100.00	AAA		10,207,100

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – MBIA Insured	9/14 at 100.00	AAA		1,517,760

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AAA		6,903,086

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – MBIA Insured	No Opt. Call	AAA		3,470,104
51,000	0.000%, 1/15/31 – MBIA Insured	No Opt. Call	AAA		13,146,269

8,300	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – MBIA Insured (UB)	8/17 at 100.00	AA		7,636,830

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA–		3,564,126

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – MBIA Insured	10/12 at 100.00	AAA		5,101,900

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	AAA		2,008,680
194,095	Total California				152,064,477
	Colorado – 4.3%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/09 at 100.00	Aaa		5,214,551
5,000	6.000%, 12/01/29 – AMBAC Insured	12/09 at 100.00	Aaa		5,155,100

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – XLCA Insured	9/15 at 100.00	A		2,173,855

10,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24 (Pre-refunded 5/15/09) – FSA Insured	5/09 at 101.00	AAA		10,469,700

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – MBIA Insured	No Opt. Call	AAA		3,792,450

3,750	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded 9/01/10) – MBIA Insured	9/10 at 65.63	AAA		2,311,913

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	$1,089,459

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – MBIA Insured	12/14 at 100.00	Aaa	2,889,215

1,650	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	AA–	1,662,656
46,450	Total Colorado			34,758,899
	Connecticut – 0.4%

2,750	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AAA	2,848,643
	Florida – 3.0%

1,150	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	1/10 at 100.00	AAA	1,202,647

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – FSA Insured (Alternative Minimum Tax)	8/10 at 100.00	AAA	3,970,125

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – FSA Insured (Alternative Minimum Tax)	1/11 at 102.00	AAA	6,078,849

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	3,471,895
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2	6,330,760

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
920	5.550%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	933,220
2,505	5.750%, 7/01/37 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	2,518,427
24,335	Total Florida			24,505,923
	Georgia – 3.2%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – MBIA Insured	12/15 at 100.00	AAA	2,048,100

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – MBIA Insured	7/14 at 100.00	Aaa	5,183,475

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – MBIA Insured	5/14 at 100.00	AAA	1,329,638
2,490	5.250%, 5/01/23 – MBIA Insured	5/14 at 100.00	AAA	2,618,285
2,440	5.000%, 5/01/36 – MBIA Insured	5/14 at 100.00	AAA	2,480,455

	Marietta Development Authority, Georgia, First Mortgage Revenue Bonds, Life College Inc., Series 1995A:
3,020	5.950%, 9/01/19 – FSA Insured	9/08 at 100.00	AAA	3,026,553
6,180	6.250%, 9/01/25 – FSA Insured	9/08 at 100.00	AAA	6,192,916

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – XLCA Insured	7/13 at 100.00	Aa2	2,290,568

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – XLCA Insured	7/15 at 100.00	A2	969,450
25,585	Total Georgia			26,139,440
	Hawaii – 1.3%

10,000	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – FSA Insured (UB)	2/12 at 100.00	AAA	10,651,800
	Idaho – 0.3%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – MBIA Insured	7/16 at 100.00	Aaa	1,045,100
1,065	5.000%, 7/15/24 – MBIA Insured	7/16 at 100.00	Aaa	1,107,813
2,065	Total Idaho			2,152,913

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois – 3.9%

$9,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA		$9,124,380

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – MBIA Insured	1/16 at 100.00	AAA		2,949,578

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – MBIA Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA		3,069,300

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – MBIA Insured	6/08 at 100.00	AAA		310,989

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	Baa3		2,005,665

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – MBIA Insured	11/10 at 101.00	AAA		6,925,945

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – MBIA Insured	12/10 at 100.00	AAA		2,826,914

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – MBIA Insured	No Opt. Call	AAA		4,155,024
34,360	Total Illinois				31,367,795
	Indiana – 5.6%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	3,461,469
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	A+	(4)	9,337,286

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AAA		4,345,880

4,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – MBIA Insured	1/17 at 100.00	AAA		3,996,480

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA		12,936,473
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA		6,606,667

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA	(4)	3,256,950

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	AAA		1,095,721
41,800	Total Indiana				45,036,926
	Kansas – 0.9%

3,885	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – MBIA Insured	5/15 at 100.00	AAA		3,965,458

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – FSA Insured	9/14 at 101.00	AAA		3,194,006
6,950	Total Kansas				7,159,464
	Louisiana – 2.3%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – MBIA Insured	11/14 at 100.00	AAA		3,185,466

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,692,840

2,940	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		3,025,525

10,000	Louisiana State, Gasoline and Fuel Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FSA Insured (UB)	5/16 at 100.00	AAA		9,888,100
18,645	Total Louisiana				18,791,931

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maine – 0.0%

$180	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1995A, 5.875%, 7/01/25 – FSA Insured	7/08 at 100.00	AAA		$180,322
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – XLCA Insured	9/16 at 100.00	A–		1,003,265
1,750	5.250%, 9/01/28 – XLCA Insured	9/16 at 100.00	A–		1,661,818
2,800	Total Maryland				2,665,083
	Massachusetts – 2.2%

9,095	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	AAA		9,154,390

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	8,728,960
17,095	Total Massachusetts				17,883,350
	Michigan – 6.8%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	AAA		6,170,774

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – MBIA Insured	5/15 at 100.00	AAA		8,762,878

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – XLCA Insured	4/13 at 100.00	A–		3,130,374

2,420	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/08 at 101.00	AAA		2,432,681

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Ascension Health Credit Group, Series 1999A:
12,000	5.750%, 11/15/17 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		12,731,880
13,675	6.125%, 11/15/26 (Pre-refunded 11/15/09) – MBIA Insured	11/09 at 101.00	AAA		14,586,301

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,994,420

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,575,174
59,250	Total Michigan				55,384,482
	Minnesota – 1.5%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	A		2,193,968

9,675	St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 – FSA Insured	5/10 at 101.00	Aaa		10,142,593
11,825	Total Minnesota				12,336,561
	Mississippi – 1.0%

7,450	Walnut Grove Correctional Authority, Mississippi, Certificates of Participation, Department of Corrections, Series 1999, 6.000%, 11/01/19 (Pre-refunded 11/01/09) – AMBAC Insured	11/09 at 102.00	AAA		8,004,355
	Missouri – 1.0%

7,600	Missouri-Illinois Metropolitan District Bi-State Development Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA		7,944,128
	Nevada – 1.5%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/09 at 102.00	AAA		3,637,361

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		2,016,160

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
$4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	AAA	$2,613,184
2,000	5.375%, 1/01/40 – AMBAC Insured	1/10 at 100.00	AAA	1,598,000

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	AAA	2,154,600
13,795	Total Nevada			12,019,305
	New Jersey – 2.9%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – MBIA Insured	7/14 at 100.00	AAA	1,844,527
1,775	5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AAA	1,838,687

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,380,480

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A	6,691,815
4,000	5.000%, 1/01/23 – FSA Insured	7/13 at 100.00	AAA	4,174,840

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – FSA Insured	1/15 at 100.00	AAA	3,145,290
3,315	5.000%, 1/01/25 – FSA Insured	1/15 at 100.00	AAA	3,430,627
22,515	Total New Jersey			23,506,266
	New York – 3.0%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	Baa3	1,911,095

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,732,649

60	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Driver Trust 1649, 2006, 6.799%, 2/15/47 – MBIA Insured (IF)	2/17 at 100.00	AA	47,928

3,870	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – MBIA Insured (UB)	2/17 at 100.00	AA	3,610,362

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,637,260

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,147,050

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	Aaa	136,119

1,535	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AAA	1,596,646

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,746,279
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,563,116
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,029,150
23,915	Total New York			24,157,654
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	AAA	5,039,150
	Ohio – 3.0%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
145	5.125%, 6/01/24	6/17 at 100.00	BBB	136,580
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB	1,321,310

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)
$1,370	5.750%, 6/01/34	6/17 at 100.00	BBB	$1,238,466
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB	2,783,073

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – FSA Insured	6/14 at 100.00	AAA	1,059,640

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	AAA	2,535,225

8,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	Aaa	7,679,155

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	2,343,443

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – FSA Insured	12/13 at 100.00	Aaa	2,900,647

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,676,780
25,960	Total Ohio			24,674,319
	Oklahoma – 0.9%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	AA–	984,920

2,890	Oklahoma State Industries Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 1999A, 5.750%, 8/15/29 (Pre-refunded 8/15/09) – MBIA Insured	8/09 at 101.00	AAA	3,048,545

2,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999A, 6.000%, 6/01/21 – FGIC Insured	6/10 at 100.00	A–	2,038,180

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	6/10 at 100.00	A–	1,013,650
6,890	Total Oklahoma			7,085,295
	Oregon – 0.3%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	2,756,375
	Pennsylvania – 1.7%

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AAA	1,089,543

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – FSA Insured	9/14 at 100.00	AAA	5,121,183

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – MBIA Insured	9/15 at 100.00	AAA	2,590,526

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – FSA Insured	5/15 at 100.00	Aaa	5,371,184
13,660	Total Pennsylvania			14,172,436
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	BBB+	1,261,725

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	922,194
2,550	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,819,816
3,000	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	3,320,580
3,440	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,811,348
2,250	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,492,640
13,330	Total Puerto Rico			14,628,303

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Rhode Island – 0.1%

$1,000	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – MBIA Insured	7/08 at 100.00	AAA		$1,045,860
	South Carolina – 1.6%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – MBIA Insured	8/14 at 100.00	AAA		2,183,517

10,350	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – FSA Insured	4/12 at 100.00	AAA		10,493,555
12,455	Total South Carolina				12,677,072
	Tennessee – 4.6%

10,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Program Loans, Washington County, 2007 Series B12A, 4.375%, 6/01/35 – XLCA Insured	6/19 at 100.00	AA–		8,677,500

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		723,787
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		751,112
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,491,744

	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Apartments, Series 2000A:
1,190	5.850%, 7/01/20 – MBIA Insured	7/10 at 102.00	Aaa		1,170,901
5,155	5.950%, 7/01/31 – MBIA Insured	7/10 at 102.00	Aaa		5,080,613

2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		2,037,300

16,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) – AMBAC Insured	11/09 at 101.00	AAA		17,043,676
37,420	Total Tennessee				36,976,633
	Texas – 8.8%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		8,034,000
3,855	5.500%, 11/01/31 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,799,989

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	AA–	(4)	293,876

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – MBIA Insured	2/17 at 100.00	AAA		5,078,750

205	Harris County Hospital District, Texas, Revenue Refunding Bonds, Series 1990, 7.400%, 2/15/10 – AMBAC Insured	No Opt. Call	AAA		216,408

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – MBIA Insured	11/11 at 100.00	AAA		5,166,000
6,500	5.250%, 11/15/22 – MBIA Insured	11/11 at 100.00	AAA		6,679,465
6,800	5.250%, 11/15/30 – MBIA Insured	11/11 at 100.00	AAA		6,865,348
2,500	5.375%, 11/15/41 – MBIA Insured	11/11 at 100.00	AAA		2,524,775

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – MBIA Insured	3/12 at 100.00	AAA		5,114,759

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AAA		1,237,433

20,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	AAA		13,016,999

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,935	5.500% 2/15/21 – FSA Insured (UB)	2/11 at 100.00	AAA		6,328,253
6,275	5.500% 2/15/22 – FSA Insured (UB)	2/11 at 100.00	AAA		6,690,782
76,545	Total Texas				71,046,837

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah – 0.9%

$5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/08 at 100.00	AAA		$5,007,500

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007, 0.000%, 6/15/29 – MBIA Insured	6/17 at 55.29	AAA		2,161,968
11,830	Total Utah				7,169,468
	Vermont – 0.0%

310	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – FSA Insured	11/09 at 100.00	AAA		314,712
	Virginia – 0.8%

5,755	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/20 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA		6,272,087
	Washington – 7.4%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – MBIA Insured (Alternative Minimum Tax)	7/11 at 101.00	AAA		3,011,910

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA		5,003,158

	Douglas County Public Utility District 1, Washington, Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
2,975	6.300%, 9/01/15 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA		3,081,386
1,135	6.350%, 9/01/18 – MBIA Insured (Alternative Minimum Tax)	9/10 at 100.00	AAA		1,166,803

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002C, 5.750%, 7/01/18 – MBIA Insured (UB)	7/12 at 100.00	Aaa		10,754,800

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,109,500

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		7,662,398

460	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 (Pre-refunded 3/01/10) – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		493,120

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – MBIA Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		8,972,701

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,823,253

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	A+		1,049,840

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	8,453,348

2,050	Washington State Higher Education Facilities Authority, Revenue Bonds, Gonzaga University, Series 2002, 5.050%, 4/01/22 (Pre-refunded 10/01/12) – MBIA Insured	10/12 at 100.00	AAA		2,229,314
57,520	Total Washington				59,811,531
	Wisconsin – 1.2%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A–		2,428,620

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	AAA		1,659,768

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AAA		5,450,401
8,650	Total Wisconsin				9,538,789
$906,510	Total Long-Term Investments (cost $822,545,583) – 104.0%				$842,886,494

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 0.5%

$2,000	Chicago Board of Education, Illinois, General Obligation and Dedicated Tax Bonds, Variable Rate Demand Obligations, Series 2005-E2, 8.000%, 3/01/26 – CIFG Insured (5)	A-1	$2,000,000

2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Variable Rate Demand Obligations, Senior Series 1997A, Trust 489, 6.000%, 1/01/37 (5)	A-1+	2,000,000
$4,000	Total Short-Term Investments (cost $4,000,000)		4,000,000

	Total Investments (cost $826,545,583) – 104.5%		846,886,494

	Floating Rate Obligations – (6.7)%		(54,195,000)

	Other Assets Less Liabilities – 2.2%		17,731,574

	Net Assets – 100%		$810,423,068

As of April 30, 2008, the Fund was primarily invested in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	National – 0.1%

$3,500	GMAC Municipal Mortgage Trust, Series A1-1, 4.150%, 10/31/39 (Mandatory put 10/31/09) (Alternative Minimum Tax)	No Opt. Call	A3		$3,554,530
	Alabama – 2.8%

7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	AA		7,745,412

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa1		3,022,200
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa1		2,228,445

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		780,855
820	5.000%, 11/15/15	No Opt. Call	A3		847,544
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		2,991,310

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,100	5.000%, 1/01/09	No Opt. Call	A		3,814,066
6,120	5.000%, 1/01/10	No Opt. Call	A		5,695,578
4,000	5.250%, 1/01/11	No Opt. Call	A		3,724,040
10,000	5.250%, 1/01/12	No Opt. Call	A		9,313,800
7,000	5.250%, 1/01/13	No Opt. Call	A		6,521,830
10,000	5.250%, 1/01/14	No Opt. Call	A		9,319,800

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		10,044,394

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
430	5.000%, 12/01/08	No Opt. Call	BBB		432,640
790	5.000%, 12/01/09	No Opt. Call	BBB		800,902
500	5.000%, 12/01/10	No Opt. Call	BBB		508,670
1,645	5.000%, 12/01/14	No Opt. Call	BBB		1,632,202
71,090	Total Alabama				69,423,688
	Arizona – 1.5%

4,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.125%, 7/01/09 (ETM)	No Opt. Call	A	(4)	4,101,000

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A–		2,700,902
1,000	5.000%, 4/01/17	4/14 at 100.00	A–		1,022,040

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		6,660,720

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,823,825

4,000	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation Bonds, Series 2007B, 5.000%, 7/01/15 – FSA Insured	No Opt. Call	Aaa		4,395,960

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14	No Opt. Call	Baa1		2,826,200

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		11,746,790
34,245	Total Arizona				36,277,437
	Arkansas – 1.6%

500	Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Baxter County Regional Hospital, Series 1999B, 5.000%, 9/01/09	No Opt. Call	BBB		509,730

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – FSA Insured	12/15 at 100.00	AAA		1,542,210

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
$6,730	5.000%, 11/01/17 – FSA Insured	11/16 at 100.00	AAA	$7,325,874
6,740	4.500%, 11/01/19 – FSA Insured	11/16 at 100.00	AAA	6,982,370

	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006:
8,715	4.000%, 9/01/13 – FGIC Insured (5)	No Opt. Call	AA–	8,892,263
3,400	4.000%, 9/01/14 – FGIC Insured	No Opt. Call	AA–	3,457,018
535	3.950%, 9/01/15 – FGIC Insured	No Opt. Call	AA–	538,606

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A–	1,290,822
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A–	1,029,260

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	A1	581,026
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	A1	1,136,565
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	A1	1,184,905
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	A1	1,235,326

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	BBB	1,308,278
1,000	5.000%, 2/01/17	2/15 at 100.00	BBB	1,009,050
1,165	5.000%, 2/01/18	2/15 at 100.00	BBB	1,167,563
37,915	Total Arkansas			39,190,866
	California – 7.7%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
8,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	9,017,680
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	11,225,200

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	7/08 at 100.00	AAA	3,851,537

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/08 at 100.00	BB–	936,000

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A	8,804,334
3,940	5.500%, 6/01/17	12/13 at 100.00	A	4,257,249

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
2,070	5.250%, 7/01/11	No Opt. Call	BBB+	2,147,439
750	5.250%, 7/01/13	No Opt. Call	BBB+	777,743
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB+	1,147,080

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AAA	10,177,800

	California, Economic Recovery Revenue Bonds, Series 2004A:
15,000	5.250%, 7/01/12	No Opt. Call	AA+	16,257,750
20,000	5.250%, 7/01/13	No Opt. Call	AA+	21,918,400
7,500	5.250%, 7/01/14	No Opt. Call	AA+	8,270,400

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – MBIA Insured	2/13 at 100.00	AAA	11,693,185

18,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	19,734,480

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,141,874

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB	7,312,650
11,425	4.500%, 6/01/27	6/17 at 100.00	BBB	10,246,740

850	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	932,892

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	AAA		$5,565,350

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA		5,538,600

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/08 at 101.00	AAA		6,058,740

4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 1999, 6.250%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 101.00	Baa3	(4)	4,250,360

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		106,071

9,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – FSA Insured	5/13 at 101.00	AAA		9,535,410

8,780	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003Q, 5.000%, 9/01/16 (Pre-refunded 9/01/11) – FSA Insured	9/11 at 101.00	AAA		9,514,184

670	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	9/08 at 100.00	Baa3		666,315
179,695	Total California				191,085,463
	Colorado – 2.2%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		16,942,929

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB–		6,317,129

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,031,490
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,029,150

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		10,284,000

3,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	AAA		3,084,090

9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		10,088,612

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – XLCA Insured	12/13 at 100.00	A3	(4)	6,255,711
54,245	Total Colorado				55,033,111
	District of Columbia – 2.0%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
325	5.375%, 5/15/10	No Opt. Call	BBB		329,404
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,344,177
3,500	5.800%, 5/15/13	5/11 at 101.00	BBB		3,606,400
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,832,911
9,035	6.250%, 5/15/24	5/11 at 101.00	BBB		9,117,941
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,898,480

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – FSA Insured	4/09 at 160.00	AAA		11,405,054

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	AAA		12,317,384
48,195	Total District of Columbia				50,851,751
	Florida – 5.8%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA		5,086,150

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
$12,380	5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AAA		$13,084,546
33,060	5.000%, 3/01/17 – MBIA Insured	No Opt. Call	AAA		34,724,568

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,422,750

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – FSA Insured	7/13 at 101.00	AAA		8,266,431

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		7,826,038

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	AAA		5,504,750

45	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	6/08 at 101.00	BBB+		45,215

3,675	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/10	No Opt. Call	BBB+		3,780,509

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA		5,056,250

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A2	(4)	6,518,258

50	Orange County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Series 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)	9/08 at 101.00	AAA		50,488

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,443,115

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – MBIA Insured	No Opt. Call	AAA		8,345,951

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – MBIA Insured	9/16 at 100.00	Aaa		10,432,458

20,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		20,057,400

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – FSA Insured	1/15 at 100.00	AAA		6,361,816
137,880	Total Florida				145,006,693
	Georgia – 0.4%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/11 at 100.00	AAA		10,002,100

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB		961,190
11,000	Total Georgia				10,963,290
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		446,076
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,237,509
1,750	Total Idaho				1,683,585
	Illinois – 5.7%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		19,134,675

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	AAA		9,999,899

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	7/08 at 100.00	AA		$7,013,084

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AAA		10,176,900

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AAA		21,438,200

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AAA		6,852,235

1,000	Illinois Development Finance Authority, Adjustable Rate Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB		1,007,170

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa1		1,793,446

	Illinois Health Facilities Authority, Revenue Bonds, Centegra Health System, Series 1998:
500	5.500%, 9/01/09	9/08 at 101.00	A–		508,410
900	5.500%, 9/01/10	9/08 at 101.00	A–		914,661

9,025	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2000, 7.000%, 5/15/22	5/10 at 101.00	Baa3		9,398,996

	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002:
595	5.125%, 5/15/10	No Opt. Call	Baa3		611,868
905	5.250%, 5/15/11	No Opt. Call	Baa3		939,046
600	5.250%, 5/15/12	No Opt. Call	Baa3		623,250

1,480	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2		1,537,824

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – MBIA Insured	11/08 at 101.00	AAA		1,024,360

3,000	Illinois Health Facilities Authority, Revenue Bonds, Passavant Memorial Hospital Association, Series 2001, 6.000%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	A	(4)	3,263,190

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – MBIA Insured	8/13 at 100.00	AAA		7,877,126

10,400	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	AA		11,339,744

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – MBIA Insured	6/12 at 101.00	AAA		24,674,400

2,320	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		2,251,815
134,095	Total Illinois				142,380,299
	Indiana – 0.8%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB+		2,822,250

9,515	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	9/08 at 100.00	AAA		9,679,990

1,920	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/08 at 100.00	N/R	(4)	2,267,386

5,815	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17	2/15 at 100.00	BBB		5,649,447
20,250	Total Indiana				20,419,073
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BBB–		1,300,926
2,235	5.250%, 7/01/14	No Opt. Call	BBB–		2,236,006
4,460	5.250%, 7/01/15	No Opt. Call	BBB–		4,425,524
2,000	5.250%, 7/01/16	No Opt. Call	BBB–		1,962,140
820	5.000%, 7/01/19	7/16 at 100.00	BBB–		757,024

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa (continued)

$265	Iowa Housing Finance Authority, Single Family Mortgage Bonds, Series 1977A, 5.875%, 8/01/08	8/08 at 100.00	Aaa		$267,059

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		53,905

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		2,687,157
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		97,715
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA		1,297,435
14,880	Total Iowa				15,084,891
	Kansas – 0.1%

1,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,766,144
	Kentucky – 0.9%

500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	525,055

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	AAA		22,237,613
21,170	Total Kentucky				22,762,668
	Louisiana – 3.0%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA		12,200,195
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	AAA		9,487,800
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	AAA		12,583,132

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa		11,977,943

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R		1,937,660

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	A3		2,055,940
5,155	5.000%, 5/15/20	5/17 at 100.00	A3		5,154,897

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – FSA Insured	12/08 at 102.00	AAA		5,185,679

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A		2,434,632

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB		12,253,808
72,645	Total Louisiana				75,271,686
	Maryland – 0.4%

1,025	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	7/08 at 101.00	Aa2		1,033,610

7,820	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2007A, 5.000%, 7/15/16	No Opt. Call	AA+		8,666,124
8,845	Total Maryland				9,699,734
	Massachusetts – 5.9%

8,140	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		8,860,797

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,675	5.000%, 10/01/17	No Opt. Call	BB–		2,520,305
515	5.000%, 10/01/18	10/17 at 100.00	BB–		475,314

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 1998B, 5.250%, 7/01/10 – ACA Insured	7/08 at 101.00	BB+		$802,784

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,503,675
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,838,560

8,350	Massachusetts State, General Obligation Bonds, Series 2007B, 5.000%, 11/01/16	No Opt. Call	AA		9,195,187

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA		11,309,300

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(4)	13,403,625

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA	(4)	7,595,949

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	AAA		10,848,300

7,000	Massachusetts, General Obligation Bonds, Series 2003D, 5.500%, 10/01/15	No Opt. Call	AA		7,946,820

29,740	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – FSA Insured	No Opt. Call	AAA		34,038,917

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
22,325	5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa		24,242,048
12,000	5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		13,143,600
134,410	Total Massachusetts				147,725,181
	Michigan – 6.1%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – FSA Insured	7/16 at 100.00	AAA		9,936,820

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	AAA		8,211,479

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – MBIA Insured	1/12 at 100.00	AAA		11,311,234

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,620,750

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		6,591,257

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BBB		1,125,144

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,054,080
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,588,386

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	AAA		1,325,238

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – FSA Insured	6/15 at 100.00	AAA		9,369,804

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 1998I:
14,080	4.750%, 10/15/17	10/09 at 100.00	A+		14,247,411
3,850	4.750%, 10/15/21	10/09 at 100.00	A+		3,874,255

	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I:
5,930	5.250%, 10/15/12 – FSA Insured	No Opt. Call	AAA		6,468,088
3,500	5.250%, 10/15/15 – FSA Insured	10/13 at 100.00	AAA		3,812,025

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
20,185	5.750%, 8/15/13	8/08 at 100.00	BB–		19,422,411
41,900	5.500%, 8/15/23	8/08 at 100.00	BB–		36,856,913

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$175	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08	No Opt. Call	BBB–		$175,214

40	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 4.900%, 6/01/08 (ETM)	No Opt. Call	BBB–	(4)	40,094

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	Baa3		1,059,156
1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3		1,230,491
1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3		1,278,689

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A		1,535,048
153,995	Total Michigan				151,133,987
	Minnesota – 0.7%

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	Baa1		1,091,780
3,130	5.250%, 12/01/11	No Opt. Call	Baa1		3,273,229

805	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – MBIA Insured	8/08 at 100.00	AAA		810,241

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	Baa1		986,980

950	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Facility Revenue Bonds, Regions Hospital, Series 1998, 5.000%, 5/15/09	No Opt. Call	Baa1		964,507

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R		428,127

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R		225,020
375	5.000%, 2/01/13	No Opt. Call	N/R		373,954
400	5.000%, 2/01/14	No Opt. Call	N/R		396,720
300	5.000%, 2/01/15	No Opt. Call	N/R		294,504

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	Baa3		2,686,955

2,685	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+		2,916,474

4,135	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R		4,253,757
18,200	Total Minnesota				18,702,248
	Mississippi – 0.8%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/08 at 100.00	BBB		8,626,139

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A		10,263,302
18,800	Total Mississippi				18,889,441
	Missouri – 2.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R		1,214,149
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R		2,910,285

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
$1,290	4.250%, 3/01/12	No Opt. Call	BBB+	$1,299,198
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,452,987
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,488,957

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,192,714

	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A:
270	5.375%, 11/15/09	11/08 at 102.00	N/R	265,275
3,650	5.800%, 11/15/17	11/08 at 102.00	N/R	3,436,913

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	13,871,027

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,646,170
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,705,355

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,484,528

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	470,075
49,875	Total Missouri			51,437,633
	Montana – 0.3%

6,665	Montana Health Facility Authority, Healthcare Facility Revenue Bonds, Community Medical Center Inc., Series 1996, 6.375%, 6/01/18	6/08 at 100.00	BB+	6,668,199
	Nevada – 0.3%

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
3,030	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	AAA	1,820,394
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA	33,250

1,920	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/08 at 103.00	N/R	1,927,507

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	3,138,450
8,015	Total Nevada			6,919,601
	New Hampshire – 0.5%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+	416,879
430	5.000%, 7/01/15	No Opt. Call	BBB+	440,114
445	5.000%, 7/01/16	No Opt. Call	BBB+	451,831

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3	427,093
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3	974,110

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	10,092,300
12,695	Total New Hampshire			12,802,327
	New Jersey – 5.3%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB	1,156,973

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$1,000	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 7.000%, 12/01/29 (Mandatory put 12/01/09) (Alternative Minimum Tax)	No Opt. Call	BBB		$1,044,390

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,760	5.375%, 6/15/15	No Opt. Call	BBB		7,839,462
2,270	5.625%, 6/15/19	6/10 at 100.00	BBB		2,270,953

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11	No Opt. Call	Baa1		1,688,455
3,145	5.500%, 7/01/12	No Opt. Call	Baa1		3,309,515

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		390,324

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AAA		34,649,451
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA–		8,789,489

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,939,869

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		107,265
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		107,265
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,500,133
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,526,990
1,680	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,822,699

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
24,955	4.500%, 6/01/23	6/17 at 100.00	BBB		22,656,395
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		21,653,750
131,140	Total New Jersey				132,453,378
	New Mexico – 0.3%

7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	8,305,812
	New York – 11.1%

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
2,150	5.000%, 11/01/13	11/10 at 100.00	Aa1		2,243,525
1,065	5.000%, 11/01/14	11/10 at 100.00	Aa1		1,111,328

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,295,055

16,500	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – FSA Insured	No Opt. Call	AAA		17,764,725

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – MBIA Insured	10/12 at 100.00	AAA		8,812,704

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		7,912,286

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		13,605,500

17,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		18,238,280

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – MBIA Insured	11/16 at 100.00	AAA		10,732,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$16,195	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	AAA		$17,421,285

2,245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		2,209,866

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,076,121

8,180	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/08 at 101.00	AAA		8,314,397

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		6,166,083

4,170	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/16	9/15 at 100.00	AA		4,465,486

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – MBIA Insured	8/14 at 100.00	AAA		5,338,600

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		22,632,551

2,325	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		2,316,398

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		15,918,404

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
2,000	5.250%, 6/01/16	6/10 at 100.00	AA–		2,052,320
40,000	5.500%, 6/01/17	6/11 at 100.00	AA–		41,582,795

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,593,550
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,483,100

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		1,058,680

11,525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.250%, 11/15/14	No Opt. Call	Aa2		12,857,521
260,420	Total New York				277,203,260
	North Carolina – 2.2%

2,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15	1/09 at 102.00	Baa1		2,568,650

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	Baa1		21,072,400
11,000	5.125%, 1/01/23	1/13 at 100.00	Baa1		11,001,430

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	AA–		2,072,420

500	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006B, 4.200%, 7/01/10	7/08 at 100.00	N/R		500,515

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
7,000	5.500%, 1/01/13	No Opt. Call	A2		7,406,140
10,000	5.250%, 1/01/18 – MBIA Insured	1/13 at 100.00	AAA		10,503,100

405	Wilmington Housing Authority, North Carolina, First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)	6/08 at 100.00	N/R	(4)	406,895
53,405	Total North Carolina				55,531,550
	Ohio – 2.9%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006A, 5.000%, 1/01/13	No Opt. Call	A–		4,093,960

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB	$1,354,774

38,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	36,075,916

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Trust 2456, Series 2008, 11.713%, 6/01/26 (IF)	12/17 at 100.00	Aa2	5,651,502

1,000	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1988C, 6.050%, 10/01/09	No Opt. Call	AA	1,047,550

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–	2,051,046

11,890	Ohio State, General Obligation Bonds, Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+	13,118,356

6,140	Ohio, State Appropriation Lease Bonds, Higher Education Capital Facilities, Series 2002A-II, 5.375%, 12/01/12	No Opt. Call	AA	6,753,386

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–	759,821
805	5.000%, 11/15/16	No Opt. Call	A–	821,808
70,890	Total Ohio			71,728,119
	Oklahoma – 0.6%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BBB	2,558,498

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA	8,965,521

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+	125,604
700	5.250%, 5/15/13	No Opt. Call	BBB+	734,041
790	5.250%, 5/15/14	No Opt. Call	BBB+	828,686
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+	1,093,491
13,530	Total Oklahoma			14,305,841
	Oregon – 0.2%

4,520	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA–	4,871,746
	Pennsylvania – 2.1%

3,285	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	3,334,604

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	BBB+	1,161,000

15,675	Pennsylvania State, General Obligation Bonds, Series 2007A, 5.000%, 11/01/18	11/17 at 100.00	AA	17,172,746

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	AAA	10,470,300

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA	11,341,054

11,000	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.841%, 12/01/24	12/17 at 100.00	A	8,484,300
51,700	Total Pennsylvania			51,964,004
	Puerto Rico – 2.5%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA	4,657,422
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	AAA	5,471,250

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – MBIA Insured	7/17 at 100.00	AAA	3,081,990

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	BBB–	10,334,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

$5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – MBIA Insured	No Opt. Call	AAA	$5,408,450

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/16 – MBIA Insured	No Opt. Call	AAA	10,825,800

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	BBB–	10,991,456

11,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA	11,638,770
58,825	Total Puerto Rico			62,409,338
	Rhode Island – 0.3%

7,895	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	7,820,392
	South Carolina – 0.8%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	4,484,960

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	BBB+	1,475,640
2,000	5.250%, 12/01/24	12/15 at 100.00	BBB+	1,955,520

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	Aaa	7,419,803

5,700	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22	5/11 at 101.00	BBB	5,742,408
19,950	Total South Carolina			21,078,331
	South Dakota – 0.4%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
450	5.000%, 4/01/09	No Opt. Call	BBB+	457,065
760	5.000%, 4/01/17	4/13 at 100.00	BBB+	765,236
800	5.000%, 4/01/18	4/13 at 100.00	BBB+	801,352
840	5.000%, 4/01/19	4/13 at 100.00	BBB+	833,692
820	5.000%, 4/01/20	4/13 at 100.00	BBB+	811,267

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–	1,028,690

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–	4,071,400

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
275	4.500%, 9/01/10	No Opt. Call	A–	281,168
295	4.500%, 9/01/12	No Opt. Call	A–	300,806
300	4.550%, 9/01/14	No Opt. Call	A–	303,774
9,540	Total South Dakota			9,654,450
	Tennessee – 2.5%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+	725,275
750	5.000%, 7/01/18	7/16 at 100.00	BBB+	737,633

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+	4,708,250

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
14,645	5.000%, 12/01/13 – MBIA Insured	No Opt. Call	AAA	16,016,944
10,000	5.000%, 12/01/15 – MBIA Insured	12/13 at 100.00	AAA	10,769,000

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB	$520,840

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB	2,039,380

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	AA	7,356,248

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+	1,359,806

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	AA–	5,846,453
11,885	5.250%, 9/01/20	No Opt. Call	AA–	11,774,588
60,035	Total Tennessee			61,854,417
	Texas – 6.6%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – MBIA Insured	5/13 at 100.00	AAA	9,222,224

8,210	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2007, 5.000%, 11/15/19 – FSA Insured	11/17 at 100.00	AAA	8,837,572

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA	6,168,180

15,845	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	17,331,578

3,000	Goose Creek Consolidated Independent School District, Harris County, Texas, General Obligation Refunding Bonds, Series 1993, 0.000%, 2/15/09	No Opt. Call	AAA	2,947,110

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
3,290	5.000%, 12/01/09	No Opt. Call	A	3,390,674
1,475	5.250%, 12/01/10	No Opt. Call	A	1,550,638
1,000	5.250%, 12/01/11	No Opt. Call	A	1,060,020
1,150	5.250%, 12/01/12	No Opt. Call	A	1,223,773
1,000	5.250%, 12/01/13	No Opt. Call	A	1,066,880

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	8/08 at 100.00	AAA	7,792,190

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	6,700,500
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA	6,013,699

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – FSA Insured	12/11 at 100.00	AAA	10,799,200

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – FSA Insured	12/12 at 100.00	AAA	10,848,500

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–	1,616,357

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	AAA	6,493,689

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	AAA	4,833,894

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A3	3,605,263

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2	8,923,072
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2	9,660,452

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		$5,365,100

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,204,600

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 11.808%, 4/01/25 (IF)	4/18 at 100.00	Aa1		5,624,352

500	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09	No Opt. Call	Baa3		510,295

2,560	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa3		2,601,216

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	BBB+		4,902,150
11,300	5.250%, 7/01/28	7/17 at 100.00	BBB+		10,957,384
155,875	Total Texas				165,250,562
	Virgin Islands – 0.0%

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09	7/08 at 101.00	N/R		1,011,880
	Virginia – 0.6%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A3		2,512,650

5,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Goverment Center Properties, Series 2003, 5.000%, 5/15/14	No Opt. Call	AA+		5,455,800

555	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11	10/09 at 101.00	A3		574,453

7,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,543,693
15,060	Total Virginia				16,086,596
	Washington – 2.8%

2,255	Chelan County Public Utility District 1, Washington, Rocky Reach Hydroelectric System Revenue Bonds, Series 1968, 5.125%, 7/01/23	7/08 at 100.00	AA		2,257,796

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A1		5,151,850

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,718,780

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – MBIA Insured	7/12 at 100.00	AAA		5,375,500

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,520,818

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,151,688

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	Aa3		9,613,513

7,805	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09	No Opt. Call	Aaa		8,230,216

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
5,000	5.250%, 6/01/09	No Opt. Call	BBB		5,035,950
320	5.500%, 6/01/12	No Opt. Call	BBB		327,968
6,280	6.500%, 6/01/26	6/13 at 100.00	BBB		6,407,233

Portfolio of Investments

Nuveen Intermediate Duration Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – MBIA Insured	No Opt. Call	AAA		$14,043,840

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, Trust 2599, 11.819%, 1/01/23 (IF)	1/18 at 100.00	Aa1		3,635,088
64,435	Total Washington				69,470,240
	Wisconsin – 3.5%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,000	5.000%, 6/01/08	No Opt. Call	BBB		3,000,960
1,265	5.000%, 6/01/09	No Opt. Call	BBB		1,271,186
150	5.500%, 6/01/10	No Opt. Call	BBB		152,531
100	5.750%, 6/01/12	No Opt. Call	BBB		103,520
4,100	6.000%, 6/01/17	6/12 at 100.00	BBB		4,133,661

4,552	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	AAA		4,875,055

750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Carroll College, Series 1998, 5.000%, 10/01/09	10/08 at 100.00	BBB		754,058

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,902,660

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,166,073
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,341,599

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,787,422

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	A–		2,351,890
11,955	5.250%, 8/15/20	8/16 at 100.00	A–		11,412,004

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	A–		9,408,810

10,000	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27 (Alternative Minimum Tax)	9/08 at 101.50	AA		10,078,000

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,586,477

2,570	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	2,776,988

17,620	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – MBIA Insured	5/15 at 100.00	AAA		19,093,032
85,812	Total Wisconsin				87,195,926

$2,327,512	Total Long-Term Investments (cost $2,398,074,793) – 97.1%				2,422,929,368

	Short-Term Investments – 0.5%

$13,310	Florida Board of Education, Lottery Revenue Bonds, Series 2001B, Variable Rate Demand Obligations, Trust 570, 5.700%, 7/01/14 – FGIC Insured (6)		A-1+		13,310,000

	Total Short-Term Investments (cost $13,310,000)				13,310,000

	Total Investments (cost $2,411,384,793) – 97.6%				2,436,239,368

	Other Assets Less Liabilities – 2.4%				59,269,311

	Net Assets – 100%				$2,495,508,679

Forward Swaps outstanding at April 30, 2008:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Citigroup Inc.	$23,000,000	Receive	3-Month USD-LIBOR	4.803%	Semi-Annually	2/18/09	2/18/27	$124,222
Goldman Sachs	84,000,000	Receive	3-Month USD-LIBOR	4.868	Semi-Annually	11/12/08	11/12/13	(3,268,161)
Goldman Sachs	67,000,000	Receive	SIFM	3.613	Quarterly	6/30/09	6/30/19	(561,544)
								$(3,705,483)

USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate).

SIFM	– Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA).

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment, with an aggregate market value of $2,652,884, has been pledged to collateralize the net payment obligations under forward swap contracts.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 2.0%

$3,815	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.500%, 12/01/12	12/11 at 101.00	A–	$3,920,447

3,630	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa1	3,708,227

1,775	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%, 6/01/09	No Opt. Call	Baa3	1,795,111

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3	1,040,170
1,000	5.000%, 11/15/14	No Opt. Call	A3	1,037,800

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	6/09 at 100.00	BBB	1,483,140

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, International Paper Company, Series 1998A, 4.750%, 4/01/10	No Opt. Call	BBB	1,007,710

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	BBB	938,292
745	5.000%, 12/01/12	No Opt. Call	BBB	751,035
570	5.000%, 12/01/13	No Opt. Call	BBB	569,977
15,960	Total Alabama			16,251,909
	Alaska – 0.6%

4,980	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3	4,648,382
	Arizona – 1.5%

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
1,025	5.125%, 5/15/09	No Opt. Call	A–	1,042,886
695	5.250%, 5/15/11	No Opt. Call	A–	723,877
1,000	5.250%, 5/15/12	No Opt. Call	A–	1,048,110

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13	No Opt. Call	Baa1	3,181,455
3,000	5.000%, 4/01/15	No Opt. Call	Baa1	3,081,060

2,900	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	2,936,482
11,700	Total Arizona			12,013,870
	Arkansas – 0.8%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	Baa3	1,692,236
3,415	5.500%, 11/01/12	11/11 at 101.00	Baa3	3,566,182

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	BBB	1,657,548
6,640	Total Arkansas			6,915,966
	California – 6.4%

5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2007F, 5.000%, 4/01/17	No Opt. Call	AA	5,519,800

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AAA	10,844,163

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	A2	1,061,490

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB+	1,036,990

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A+		$10,316,333

10,000	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – MBIA Insured	No Opt. Call	AAA		10,963,597

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,538,396
1,000	5.000%, 8/15/13	No Opt. Call	N/R		1,020,650

2,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/15	No Opt. Call	BBB		2,461,850

2,540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		2,787,701

305	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		366,872

125	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		145,743

1,585	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	Baa3	(4)	1,660,494

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,448,088
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,521,510
49,030	Total California				52,693,677
	Colorado – 2.5%

2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11) (WI/DD, Settling 5/02/08)	No Opt. Call	AA		2,896,491

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005:
260	5.000%, 6/01/08	No Opt. Call	A–		260,445
275	5.000%, 6/01/09	No Opt. Call	A–		280,321
250	5.000%, 6/01/11	No Opt. Call	A–		259,930

	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2001:
690	5.400%, 9/01/08 (ETM)	No Opt. Call	A3	(4)	697,562
830	5.500%, 9/01/09 (ETM)	No Opt. Call	A3	(4)	865,707

	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004:
680	4.500%, 1/15/09	No Opt. Call	BBB+		685,875
500	5.000%, 1/15/11	No Opt. Call	BBB+		515,145

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – MBIA Insured	No Opt. Call	AAA		2,600,749

1,600	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,529,264

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – FSA Insured	6/16 at 100.00	AAA		9,652,900
20,435	Total Colorado				20,244,389
	Connecticut – 1.8%

1,000	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		928,270

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – FSA Insured	11/12 at 100.00	AAA		11,011,097

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
25	5.500%, 1/01/14 (Alternative Minimum Tax)	7/08 at 100.00	BBB		25,005
115	5.500%, 1/01/20 (Alternative Minimum Tax)	7/08 at 100.00	BBB		109,796

3,000	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	BBB+		3,003,390
14,140	Total Connecticut				15,077,558

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Delaware – 0.8%

$2,000	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)	No Opt. Call	Baa2		$2,102,240

2,155	Delaware Economic Development Authority, Pollution Control Revenue Refunding Bonds, Delmarva Power and Light Company, Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10) (Alternative Minimum Tax)	No Opt. Call	Baa2		2,266,327

	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2004A:
580	5.250%, 6/01/09	No Opt. Call	BBB+		590,017
1,215	5.250%, 6/01/10	No Opt. Call	BBB+		1,248,425

505	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	BBB+		512,115
6,455	Total Delaware				6,719,124
	Florida – 4.3%

5,000	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A, 5.000%, 3/01/15 – MBIA Insured	No Opt. Call	AAA		5,284,550

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – FSA Insured	No Opt. Call	AAA		9,071,280

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	A+		263,308

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	A1	(4)	834,480

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	567,365

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,732,088

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		2,742,444

1,110	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 1996A, 5.600%, 7/01/08	6/08 at 101.00	BBB+		1,115,295

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,989,889

975	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	AAA		1,231,961

4,390	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA		5,081,776

2,000	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) (WI/DD, Settling 5/09/08)	No Opt. Call	A–		2,007,980

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R		1,783,026
32,985	Total Florida				35,705,442
	Georgia – 1.2%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A		3,201,840

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
5,160	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		5,561,861
350	6.600%, 1/01/18 – MBIA Insured	No Opt. Call	AAA		405,094

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – MBIA Insured	No Opt. Call	Aa3		240,431

235	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – MBIA Insured (ETM)	No Opt. Call	AAA		252,019
8,955	Total Georgia				9,661,245

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 6.3%

$1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	$912,885

3,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation and Revenue Bonds, Series 2005-D1, Variable Rate Demand, 9.000%, 3/01/12	7/08 at 100.00	AA–	3,000,000

4,275	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.000%, 7/01/08 (ETM)	No Opt. Call	Aaa	4,296,290

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	AAA	5,130,900

3,995	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	4,571,918

1,660	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AAA	1,724,790

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – XLCA Insured	No Opt. Call	A	1,199,332
1,030	5.000%, 11/15/12 – XLCA Insured	No Opt. Call	A	1,093,407

2,000	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13	No Opt. Call	N/R	1,975,820

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
1,785	5.250%, 11/15/09	No Opt. Call	A	1,831,178
2,540	5.250%, 11/15/10	No Opt. Call	A	2,636,495

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3	1,001,090

2,460	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa2	2,556,112

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,215,850

3,500	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – MBIA Insured	No Opt. Call	AAA	3,788,610

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,905	3.939%, 12/15/13	No Opt. Call	AAA	1,790,795
1,000	2.326%, 12/15/16	12/14 at 100.00	AAA	910,050

1,163	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,128,819

7,500	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AAA	9,028,800
49,353	Total Illinois			51,793,141
	Indiana – 0.3%

	Goshen, Indiana, Revenue Refunding Bonds, Greencroft Obligation Group, Series 1998:
680	5.300%, 8/15/08	No Opt. Call	N/R	679,483
775	5.350%, 8/15/09	8/08 at 101.00	N/R	772,869

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,046,190
2,455	Total Indiana			2,498,542
	Iowa – 0.1%

175	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	196,298

960	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 1996, 9.150%, 7/01/09 (ETM)	No Opt. Call	AAA	998,986
1,135	Total Iowa			1,195,284

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas – 0.7%

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
$1,000	5.250%, 11/15/11	No Opt. Call	A2		$1,060,710
650	5.250%, 11/15/14	No Opt. Call	A2		696,930

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – FSA Insured	No Opt. Call	AAA		3,972,127
5,315	Total Kansas				5,729,767
	Kentucky – 1.4%

8,500	Ashland, Kentucky, Pollution Control Revenue Refunding Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%, 11/01/09 (ETM)	No Opt. Call	Ba1	(4)	8,925,935

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – FSA Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,450,077

345	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.000%, 3/01/09 (Alternative Minimum Tax)	No Opt. Call	Baa3		347,401
11,150	Total Kentucky				11,723,413
	Louisiana – 0.4%

185	Jefferson Parish Hospital Service District No. 1, Hospital Revenue Bonds (Series 1979) Parish of Jefferson, State of Louisiana (West Jefferson General Hospital Project), 7.250%, 1/01/09 (ETM)	No Opt. Call	Aaa		190,498

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R		2,667,897

585	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.000%, 1/01/14 – MBIA Insured	No Opt. Call	AAA		626,634
3,470	Total Louisiana				3,485,029
	Maryland – 2.0%

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004:
515	5.000%, 8/15/09	No Opt. Call	A–		525,825
1,755	5.000%, 8/15/10	No Opt. Call	A–		1,813,178

470	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		536,792

12,250	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA		13,604,112
14,990	Total Maryland				16,479,907
	Massachusetts – 4.7%

1,770	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,702,775

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
5,000	5.500%, 1/01/10 – MBIA Insured	No Opt. Call	AAA		5,201,000
5,000	5.625%, 1/01/12 – MBIA Insured	No Opt. Call	AAA		5,369,750

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E:
1,270	5.250%, 10/01/09 – RAAI Insured	No Opt. Call	AA		1,299,235
545	5.250%, 10/01/10 – RAAI Insured	No Opt. Call	AA		564,364
1,625	5.000%, 10/01/11 – RAAI Insured	No Opt. Call	AA		1,680,071

700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 1999B, 5.000%, 7/01/09	No Opt. Call	AA		719,614

2,500	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.200%, 12/01/08 (Alternative Minimum Tax)	No Opt. Call	BBB		2,501,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – FSA Insured	12/10 at 100.00	Aaa		$5,373,750

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A	(4)	9,225,284

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		5,476,500

20	The Commonwealth of Massachusetts, General Obligation Bonds, Series 1992B Refunding, 6.500%, 8/01/08 (ETM)	No Opt. Call	Aa2	(4)	20,212
36,985	Total Massachusetts				39,134,355
	Michigan – 1.8%

3,365	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – MBIA Insured	No Opt. Call	AAA		3,715,734

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,178,860

3,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – FSA Insured	No Opt. Call	AAA		3,872,827

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A:
2,000	5.000%, 3/01/09 (ETM)	No Opt. Call	A1	(4)	2,047,520
3,000	5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,320,220
13,880	Total Michigan				15,135,161
	Minnesota – 0.9%

6,137	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		6,457,390

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,346,588
7,387	Total Minnesota				7,803,978
	Mississippi – 1.7%

5,000	Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Series 2000B-3, 5.450%, 3/01/10 (Alternative Minimum Tax)	No Opt. Call	A2		5,161,600

5,485	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		5,742,137

2,660	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB		2,773,183
13,145	Total Mississippi				13,676,920
	Missouri – 0.3%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,000	5.000%, 4/01/12	No Opt. Call	N/R		1,043,290
500	5.000%, 4/01/13	No Opt. Call	N/R		524,045

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
150	5.000%, 11/01/08	No Opt. Call	N/R		151,071
215	5.000%, 11/01/09	No Opt. Call	N/R		218,571
300	5.000%, 11/01/11	No Opt. Call	N/R		306,615
2,165	Total Missouri				2,243,592
	Montana – 0.4%

3,000	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Portland General Electric Company, Series 1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)	No Opt. Call	A		3,036,870

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 0.5%

	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003:
$1,725	5.000%, 11/15/08	No Opt. Call	A1	$1,746,597
2,540	5.000%, 11/15/09	No Opt. Call	A1	2,622,144
4,265	Total Nebraska			4,368,741
	Nevada – 2.0%

	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002:
610	5.500%, 9/01/08	No Opt. Call	BBB	614,374
685	5.500%, 9/01/09	No Opt. Call	BBB	702,577
535	5.750%, 9/01/10	No Opt. Call	BBB	559,664
970	6.000%, 9/01/13	9/12 at 101.00	BBB	1,039,423

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
35	0.000%, 1/01/09 – AMBAC Insured	No Opt. Call	AAA	33,786
235	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	AAA	161,424
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	AAA	3,210,300
30	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	AAA	18,024
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA	624,079

2,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 1999, 5.500%, 7/01/09 –AMBAC Insured	No Opt. Call	AAA	2,076,420

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – FSA Insured	No Opt. Call	AAA	7,604,538
18,380	Total Nevada			16,644,609
	New Jersey – 7.0%

1,930	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	1,966,651

5,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB	5,277,300

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–	2,172,460
2,325	5.000%, 9/01/14	No Opt. Call	AA–	2,539,505

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – FSA Insured	No Opt. Call	AAA	4,133,905

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A:
2,285	5.750%, 6/01/09 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,348,980
2,035	5.800%, 6/01/10 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,115,281
2,250	5.900%, 6/01/11 – MBIA Insured (Alternative Minimum Tax)	6/10 at 101.00	AAA	2,342,093

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – MBIA Insured (ETM)	No Opt. Call	AAA	478,720

30	New Jersey Highway Authority, Senior Revenue Refunding Bonds, Garden State Parkway, Series 1992, 6.200%, 1/01/10 (ETM)	No Opt. Call	AAA	31,233

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – FSA Insured	No Opt. Call	AAA	5,576,200

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – MBIA Insured (ETM)	No Opt. Call	AAA	5,596,200

85	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa	90,834

585	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA	659,541

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
2,895	6.500%, 1/01/16	No Opt. Call	A	3,304,295
25	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AAA	28,785

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$75	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		$86,216
180	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		206,919
1,000	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,149,550
85	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		97,712
380	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		436,829

755	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		823,358

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	Baa3		2,834,895

7,360	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,985,158

290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		325,711

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,750	5.000%, 6/01/14	No Opt. Call	BBB		2,732,813
2,000	5.000%, 6/01/15	No Opt. Call	BBB		1,969,480
53,065	Total New Jersey				57,310,624
	New Mexico – 2.4%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	A+		2,520,418
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	A+		2,653,067
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	A+		2,783,240

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
2,710	4.800%, 8/01/10	No Opt. Call	AA–		2,824,416
3,505	4.900%, 8/01/11	No Opt. Call	AA–		3,688,627

1,250	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,502,588

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,130,665

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,073,640
19,290	Total New Mexico				20,176,661
	New York – 8.3%

	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999:
1,225	5.300%, 7/01/09 – RAAI Insured	No Opt. Call	AA		1,249,990
1,385	6.250%, 7/01/10 – RAAI Insured	7/09 at 101.00	AA		1,439,209

1,860	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		1,987,168

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	Aaa		1,674,672
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	Aaa		1,918,821

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		2,305,946

1,990	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11 (ETM)	No Opt. Call	AA–	(4)	2,135,151

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
$985	5.500%, 7/01/12	No Opt. Call	Baa1		$1,041,165
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,103,170

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		6,091,368

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,093,440

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,736,670

4,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		3,937,400

	New York City, New York, General Obligation Bonds, Fiscal Series 2003A:
2,880	5.500%, 8/01/10	No Opt. Call	AA		3,051,590
2,000	5.000%, 8/01/10	No Opt. Call	AA		2,097,920

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,442,200

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – FSA Insured	No Opt. Call	AAA		5,081,240

565	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	A1	(4)	607,804

5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA		5,447,200

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		1,496,070

580	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R		570,923

12,265	Suffolk County Industrial Development Agency, New York, Resource Recovery Revenue Bonds, Huntington LP, Series 1999, 5.950%, 10/01/09 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		12,666,430

1,425	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–		1,497,362

520	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R		511,862
64,325	Total New York				68,184,771
	North Carolina – 2.0%

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	Baa1		4,227,840

7,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10	No Opt. Call	Baa1		7,221,060

4,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11	No Opt. Call	A2		4,700,340
15,500	Total North Carolina				16,149,240
	North Dakota – 0.9%

6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2		7,069,456
	Ohio – 3.4%

690	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.000%, 11/15/08	No Opt. Call	Baa1		696,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,415	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	$2,628,921

2,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/14	No Opt. Call	BBB	1,988,520

3,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	3,263,787

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	AA–	3,180,600
2,000	5.500%, 1/01/12	No Opt. Call	AA–	2,142,220

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A	1,208,240
845	5.500%, 8/15/12	No Opt. Call	A	900,652

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	250,331

435	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	446,762

8,915	Ohio, General Obligation Refunding Bonds, Higher Education, Series 2002C, 5.500%, 11/01/12	No Opt. Call	AA+	9,865,785

720	Sandusky County, Ohio, Hospital Facilities Revenue Refunding Bonds, Memorial Hospital, Series 1998, 5.100%, 1/01/09	7/08 at 102.00	BBB–	727,380

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	949,700
26,860	Total Ohio			28,249,598
	Oklahoma – 0.4%

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AAA	2,074,552

1,120	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R	1,042,507
3,055	Total Oklahoma			3,117,059
	Oregon – 0.9%

7,500	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Variable Rate Demand Obligations, Series 2000A, 4.150%, 8/01/25 (Mandatory put 5/01/09) (Alternative Minimum Tax)	No Opt. Call	N/R	7,497,975
	Pennsylvania – 6.3%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3	359,089
755	4.200%, 2/15/12	No Opt. Call	Baa3	748,311
785	4.300%, 2/15/13	No Opt. Call	Baa3	776,420
1,480	4.375%, 2/15/14	No Opt. Call	Baa3	1,456,498

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa1	1,768,003
1,800	5.000%, 5/01/13	No Opt. Call	Baa1	1,859,454
1,890	5.000%, 5/01/14	No Opt. Call	Baa1	1,949,252

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA	29,426

2,000	Allegheny County, Pennsylvania, Revenue Refunding Bonds, Greater Pittsburgh International Airport, Series 1999, 5.625%, 1/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	BBB+	2,038,880

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,585	Carbon County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Panther Creek Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)	No Opt. Call	BBB–	$1,608,934

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA	1,119,181

7,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.000%, 1/01/09	7/08 at 102.00	BB+	7,029,820

245	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds, 6.500%, 1/15/11 (ETM)	7/08 at 100.00	AAA	260,803

4,000	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	7/08 at 100.00	B+	4,011,720

2,510	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny Delaware Valley Obligated Group, Series 1996A, 5.600%, 11/15/09 – MBIA Insured	No Opt. Call	AAA	2,511,029

10,000	Pennsylvania, General Obligation Bonds, Series 2004, 5.375%, 7/01/16 – MBIA Insured	No Opt. Call	AAA	11,268,797

3,095	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	AAA	3,660,642

1,810	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986, 7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	2,057,572

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – MBIA Insured	No Opt. Call	AAA	4,461,304
2,750	5.000%, 9/01/12 – MBIA Insured	No Opt. Call	AAA	2,922,810
49,035	Total Pennsylvania			51,897,945
	South Carolina – 3.2%

	Charleston County, South Carolina, Revenue Bonds, CareAlliance Heath Services, Series 2004A:
1,690	5.000%, 8/15/08	No Opt. Call	A–	1,700,241
1,400	5.000%, 8/15/09	No Opt. Call	A–	1,433,726
1,980	5.000%, 8/15/10	No Opt. Call	A–	2,056,270

3,000	Charleston, South Carolina, Tax Increment Revenue Bonds, Charleston Neck redevelopment Project, Series 2007, 7.500%, 6/01/09	6/08 at 100.00	N/R	2,993,280

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,355,011

7,215	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.250%, 12/01/09	No Opt. Call	AA–	7,523,441

1,325	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+	1,430,099

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+	2,070,900
25,720	Total South Carolina			26,562,968
	South Dakota – 0.6%

4,165	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	4,671,048
	Tennessee – 2.6%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – XLCA Insured	No Opt. Call	A2	1,516,230

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	537,684
695	5.000%, 7/01/14	No Opt. Call	BBB+	709,366

7,350	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put 10/01/08)	No Opt. Call	AA	7,356,248

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
$1,645	5.750%, 9/01/08 (ETM)	No Opt. Call	N/R	(4)	$1,663,934
1,740	6.125%, 9/01/09 (ETM)	No Opt. Call	N/R	(4)	1,824,842
1,350	6.250%, 9/01/10 (ETM)	No Opt. Call	N/R	(4)	1,457,676

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,000	5.000%, 9/01/11	No Opt. Call	AA–		1,013,200
4,175	5.000%, 9/01/13	No Opt. Call	AA–		4,208,358

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	AA–		1,387,662
21,375	Total Tennessee				21,675,200
	Texas – 8.1%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – XLCA Insured	No Opt. Call	A–		2,287,724

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	AAA		3,084,090

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Caa1		3,824,960

1,370	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984, 9.375%, 10/01/13 – MBIA Insured (ETM)	10/08 at 100.00	AAA		1,659,193

6,700	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		7,328,594

3,050	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2001A, 5.000%, 7/01/10 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	A+		3,115,484

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
215	4.000%, 8/15/09	No Opt. Call	BBB–		215,823
605	4.125%, 8/15/10	No Opt. Call	BBB–		608,061

2,800	Lubbock Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Carillon Project, Series 1999A, 6.500%, 7/01/19 (Pre-refunded 7/01/09)	7/09 at 102.00	AAA		2,965,984

4,200	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Baylor Healthcare System, Series 2002, 5.500%, 5/15/08	No Opt. Call	Aa2		4,205,586

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,365,100

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	AA+		9,267,220

9,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 2.206%, 12/15/09	7/08 at 100.00	A+		8,572,950

6,065	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		6,665,132

5,000	Texas State, Transportation Commission Highway Fund Revenue Bonds, Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,374,750

1,780	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Baa3		1,885,572
63,440	Total Texas				66,426,223
	Virgin Islands – 0.1%

500	University of the Virgin Islands, Revenue Bonds, Series 1999A, 5.400%, 12/01/09 – ACA Insured	No Opt. Call	N/R		513,480
	Virginia – 1.0%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		394,892
400	4.000%, 9/01/13	No Opt. Call	BBB		390,308
400	4.000%, 9/01/14	No Opt. Call	BBB		384,112
400	4.125%, 9/01/15	No Opt. Call	BBB		382,372

Portfolio of Investments

Nuveen Limited Term Municipal Bond Fund (continued)

April 30, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virginia (continued)

$1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/08 at 101.00	AA		$1,763,440

5,000	York County Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 1985, 5.500%, 7/01/09	11/08 at 100.00	A–		5,036,800
8,350	Total Virginia				8,351,924
	Washington – 1.5%

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – XLCA Insured	No Opt. Call	AA–		6,409,680

2,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded 10/01/09)	10/09 at 101.00	AAA		2,124,260

3,500	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 – FSA Insured (ETM)	No Opt. Call	AAA		3,655,715
11,500	Total Washington				12,189,655
	Wisconsin – 1.3%

400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, FH Healthcare Development Inc., Series 1999, 5.625%, 11/15/09 (ETM)	No Opt. Call	N/R	(4)	410,672

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001:
1,000	5.625%, 10/01/10	No Opt. Call	AA–		1,063,930
1,100	5.625%, 10/01/11	No Opt. Call	AA–		1,185,349

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B:
600	6.250%, 2/15/09	No Opt. Call	BBB+		613,824
1,250	6.500%, 2/15/12	No Opt. Call	BBB+		1,356,000

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+		464,828
400	5.000%, 2/15/13	No Opt. Call	BBB+		412,684
350	5.000%, 2/15/14	No Opt. Call	BBB+		360,612
500	5.000%, 2/15/15	No Opt. Call	BBB+		513,280

4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.000%, 8/15/14	No Opt. Call	A–		3,993,280

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	A–		248,390
10,295	Total Wisconsin				10,622,849

$749,255	Total Long-Term Investments (cost $776,267,466) – 95.4%				$785,547,547

Principal Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 2.3%

$3,400	Atlanta, Georgia, Airport Revenue Bonds, Hartsfield International Airport, Variable Rate Demand Obligations, Series 2003C-2, 3.000%, 1/01/30 – MBIA Insured (5)	A-1+	$3,400,000

1,645	Deschutes County Hospital Facilities Authority, Oregon, Revenue Bonds, Cascade Healthcare Community, Variable Rate Demand Obligations, Series 2005A, 3.500%, 1/01/32 – AMBAC Insured (5)	A-1+	1,645,000

4,000	Golden State Tobacco Securitization Corporation, Tobacco Settlement Enhanced Revenue Bonds, Variable Rate Demand Obligations, Trust 1220, 6.000%, 6/01/35 (5)	VMIG-1	4,000,000

4,855	Grundy, Kendall and Will Counties Community High School District 111 Minooka, Illinois, General Obligation Bonds, Variable Rate Demand Obligations, Series 2006, 4.600%, 5/01/26 – AMBAC Insured (5)	VMIG-1	4,855,000

4,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Macon Trust, Variable Rate Demand Obligations, Series 2005K, 4.150%, 1/01/34 – FGIC Insured (5)	A–1	4,000,000

1,185	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Variable Rate Demand Obligations, Series 2003D, Trust M1J Floating Rate Bonds, 5.450%, 4/01/13 – MBIA Insured (5)	VMIG-1	1,185,000
$19,085	Total Short-Term Investments (cost $19,085,000)		19,085,000

	Total Investments (cost $795,352,466) – 97.7%		804,632,547

	Other Assets Less Liabilities – 2.3%		19,279,673

	Net Assets – 100%		$823,912,220

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Managers’ Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

April 30, 2008

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $4,876,978,785, $456,917,356, $826,545,583, $2,411,384,793 and $795,352,466, respectively)	$4,431,973,434	$456,963,537	$846,886,494	$2,436,239,368	$804,632,547
Cash	11,481,830	3,369,095	6,324,518	—	7,450,285
Unrealized appreciation on forward swaps	—	—	—	124,222	—
Receivables:
Interest	89,497,722	7,811,483	12,630,366	40,775,765	12,680,352
Investments sold	13,609,370	177,777	55,000	28,116,084	6,828,754
Shares sold	19,092,132	2,173,009	594,669	2,914,130	4,171,847
Other assets	135,860	36,148	83,476	262,704	66,230
Total assets	4,565,790,348	470,531,049	866,574,523	2,508,432,273	835,830,015
Liabilities
Cash overdraft	—	—	—	3,679,152	—
Floating rate obligations	439,180,000	22,910,000	54,195,000	—	—
Unrealized depreciation on forward swaps	—	—	—	3,829,705	—
Payables:
Investments purchased	16,250,528	—	—	—	7,701,216
Shares redeemed	9,242,422	819,152	241,203	1,655,747	2,378,447
Variation margin on futures contracts	2,492,188	89,844	—	—	—
Accrued expenses:
Management fees	1,767,139	171,403	306,651	902,079	276,486
12b-1 distribution and service fees	1,089,080	126,546	86,810	96,733	178,605
Other	1,742,250	118,500	307,248	830,657	221,257
Dividends payable	9,059,493	912,560	1,014,543	1,929,521	1,161,784
Total liabilities	480,823,100	25,148,005	56,151,455	12,923,594	11,917,795
Net assets	$4,084,967,248	$445,383,044	$810,423,068	$2,495,508,679	$823,912,220
Class A Shares
Net assets	$1,959,271,162	$315,884,863	$242,492,581	$292,750,424	$487,490,982
Shares outstanding	101,748,922	30,084,146	23,212,058	33,349,095	45,866,775
Net asset value per share	$19.26	$10.50	$10.45	$8.78	$10.63
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$20.10	$10.96	$10.91	$9.05	$10.90
Class B Shares
Net assets	$139,376,854	$17,623,937	$23,124,983	$17,745,240	N/A
Shares outstanding	7,243,985	1,674,056	2,209,400	2,014,907	N/A
Net asset value and offering price per share	$19.24	$10.53	$10.47	$8.81	N/A
Class C Shares
Net assets	$1,071,895,087	$100,333,450	$48,374,562	$56,740,891	$219,227,888
Shares outstanding	55,691,704	9,552,385	4,657,921	6,445,585	20,686,695
Net asset value and offering price per share	$19.25	$10.50	$10.39	$8.80	$10.60
Class R Shares
Net assets	$914,424,145	$11,540,794	$496,430,942	$2,128,272,124	$117,193,350
Shares outstanding	47,465,890	1,094,572	47,608,897	242,060,991	11,090,674
Net asset value and offering price per share	$19.26	$10.54	$10.43	$8.79	$10.57

Net Assets Consist of:
Capital paid-in	$4,688,315,544	$455,773,632	$793,805,669	$2,470,139,635	$826,759,023
Undistributed (over-distribution of) net investment income	6,157,820	57,523	(277,066)	5,656,246	706,880
Accumulated net realized gain (loss) from investment and derivative transactions	(168,933,981)	(10,786,838)	(3,446,446)	(1,436,294)	(12,833,764)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(440,572,135)	338,727	20,340,911	21,149,092	9,280,081
Net assets	$4,084,967,248	$445,383,044	$810,423,068	$2,495,508,679	$823,912,220

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended April 30, 2008

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$305,472,414	$22,219,796	$42,661,233	$112,649,192	$31,507,549
Expenses
Management fees	25,194,646	1,958,855	3,751,128	10,949,808	3,024,969
12b-1 service fees – Class A	4,727,444	599,536	469,426	580,266	888,441
12b-1 distribution and service fees – Class B	1,559,374	185,860	232,729	174,940	N/A
12b-1 distribution and service fees – Class C	9,455,094	646,637	295,159	410,191	1,164,498
Shareholders’ servicing agent fees and expenses	2,381,172	192,541	486,689	1,468,406	317,188
Interest expense on borrowings	2,847,332	—	—	—	—
Interest expense on floating rate obligations	9,127,559	463,021	1,767,509	—	—
Custodian’s fees and expenses	952,451	123,200	169,104	598,081	174,570
Trustees’ fees and expenses	125,464	8,830	17,440	55,305	15,730
Professional fees	525,713	28,916	44,912	121,506	38,973
Shareholders’ reports – printing and mailing expenses	578,425	56,024	83,280	352,982	92,046
Federal and state registration fees	653,374	110,340	105,885	125,441	135,272
Portfolio insurance expense	—	—	2,249	—	—
Other expenses	90,624	10,041	16,378	47,778	13,528
Total expenses before custodian fee credit	58,218,672	4,383,801	7,441,888	14,884,704	5,865,215
Custodian fee credit	(33,688)	(55,290)	(90,646)	(184,240)	(111,414)
Net expenses	58,184,984	4,328,511	7,351,242	14,700,464	5,753,801
Net investment income	247,287,430	17,891,285	35,309,991	97,948,728	25,753,748
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(152,895,738)	295,564	(3,447,741)	8,165,129	(715,932)
Forward swaps	—	—	—	(4,764,000)	—
Futures	(15,976,343)	—	—	(3,274,013)	—
Call swaptions written	—	—	—	(218,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(647,225,420)	(17,392,159)	(24,591,500)	(45,535,604)	2,905,428
Forward swaps	—	—	—	(3,502,361)	—
Futures	4,433,216	292,546	—	—	—
Net realized and unrealized gain (loss)	(811,664,285)	(16,804,049)	(28,039,241)	(49,128,849)	2,189,496
Net increase (decrease) in net assets from operations	$(564,376,855)	$1,087,236	$7,270,750	$48,819,879	$27,943,244

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High-Yield		All-American
	Year Ended 4/30/08	Year Ended 4/30/07	Year Ended 4/30/08	Year Ended 4/30/07
Operations
Net investment income	$247,287,430	$195,023,892	$17,891,285	$15,681,304
Net realized gain (loss) from:
Investments	(152,895,738)	(284,983)	295,564	369,628
Forward swaps	—	—	—	—
Futures	(15,976,343)	—	—	—
Call swaptions written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(647,225,420)	121,481,525	(17,392,159)	3,781,763
Forward swaps	—	—	—	—
Futures	4,433,216	—	292,546	—
Net increase (decrease) in net assets from operations	(564,376,855)	316,220,434	1,087,236	19,832,695
Distributions to Shareholders
From undistributed net investment income:
Class A	(120,041,439)	(106,067,529)	(12,979,113)	(11,531,204)
Class B	(7,083,271)	(7,221,273)	(686,911)	(980,851)
Class C	(56,916,043)	(47,405,043)	(3,253,459)	(2,850,352)
Class R	(53,633,777)	(35,974,078)	(474,698)	(333,738)
From accumulated net realized gains:
Class A	—	(132,666)	—	—
Class B	—	(11,378)	—	—
Class C	—	(65,403)	—	—
Class R	—	(34,736)	—	—
Decrease in net assets from distributions to shareholders	(237,674,530)	(196,912,106)	(17,394,181)	(15,696,145)
Fund Share Transactions
Net proceeds from sale of shares	2,143,963,998	2,952,495,199	222,846,560	94,711,153
Net proceeds from shares issued to shareholders due to reinvestment of distributions	134,141,021	99,029,917	8,010,041	6,623,919
	2,278,105,019	3,051,525,116	230,856,601	101,335,072
Cost of shares redeemed	(2,756,657,128)	(976,719,733)	(162,863,018)	(75,750,817)
Net increase (decrease) in net assets from Fund share transactions	(478,552,109)	2,074,805,383	67,993,583	25,584,255
Net increase (decrease) in net assets	(1,280,603,494)	2,194,113,711	51,686,638	29,720,805
Net assets at the beginning of year	5,365,570,742	3,171,457,031	393,696,406	363,975,601
Net assets at the end of year	$4,084,967,248	$5,365,570,742	$445,383,044	$393,696,406
Undistributed (over-distribution of) net investment income at the end of year	$6,157,820	$(3,233,017)	$57,523	$(438,913)

See accompanying notes to financial statements.

	Insured		Intermediate Duration
	Year Ended 4/30/08	Year Ended 4/30/07	Year Ended 4/30/08	Year Ended 4/30/07
Operations
Net investment income	$35,309,991	$35,515,706	$97,948,728	$97,208,872
Net realized gain (loss) from:
Investments	(3,447,741)	565,334	8,165,129	8,334,985
Forward swaps	—	—	(4,764,000)	—
Futures	—	—	(3,274,013)	—
Call swaptions written	—	—	(218,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(24,591,500)	9,165,765	(45,535,604)	21,926,459
Forward swaps	—	—	(3,502,361)	(203,122)
Futures	—	—	—	—
Net increase in net assets from operations	7,270,750	45,246,805	48,819,879	127,267,194
Distributions to Shareholders
From undistributed net investment income:
Class A	(9,979,649)	(8,846,151)	(11,000,509)	(11,718,899)
Class B	(841,916)	(1,047,798)	(556,514)	(745,825)
Class C	(1,449,432)	(1,208,234)	(1,766,472)	(1,803,128)
Class R	(22,797,039)	(24,358,211)	(84,918,124)	(84,049,742)
From accumulated net realized gains:
Class A	(164,560)	(462)	(662,711)	(516,736)
Class B	(16,256)	(532)	(42,087)	(46,156)
Class C	(26,983)	(210)	(124,014)	(95,670)
Class R	(354,722)	(5,528)	(4,917,162)	(3,581,801)
Decrease in net assets from distributions to shareholders	(35,630,557)	(35,467,126)	(103,987,593)	(102,557,957)
Fund Share Transactions
Net proceeds from sale of shares	113,680,033	42,821,700	365,746,579	116,821,972
Net proceeds from shares issued to shareholders due to reinvestment of distributions	25,339,245	23,130,934	85,026,377	75,216,699
	139,019,278	65,952,634	450,772,956	192,038,671
Cost of shares redeemed	(122,843,836)	(96,626,108)	(326,724,065)	(293,376,425)
Net increase (decrease) in net assets from Fund share transactions	16,175,442	(30,673,474)	124,048,891	(101,337,754)
Net increase (decrease) in net assets	(12,184,365)	(20,893,795)	68,881,177	(76,628,517)
Net assets at the beginning of year	822,607,433	843,501,228	2,426,627,502	2,503,256,019
Net assets at the end of year	$810,423,068	$822,607,433	$2,495,508,679	$2,426,627,502
Undistributed (over-distribution of) net investment income at the end of year	$(277,066)	$(513,830)	$5,656,246	$6,186,941

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	Limited Term
	Year Ended 4/30/08	Year Ended 4/30/07
Operations
Net investment income	$25,753,748	$24,141,512
Net realized gain (loss) from:
Investments	(715,932)	(1,241,703)
Forward swaps	—	—
Futures	—	—
Call swaptions written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,905,428	4,437,532
Forward swaps	—	—
Futures	—	—
Net increase in net assets from operations	27,943,244	27,337,341
Distributions to Shareholders
From undistributed net investment income:
Class A	(16,027,526)	(15,405,021)
Class B	N/A	N/A
Class C	(6,913,359)	(7,718,691)
Class R	(3,030,398)	(864,026)
From accumulated net realized gains:
Class A	—	—
Class B	N/A	N/A
Class C	—	—
Class R	—	—
Decrease in net assets from distributions to shareholders	(25,971,283)	(23,987,738)
Fund Share Transactions
Net proceeds from sale of shares	370,284,321	128,547,550
Net proceeds from shares issued to shareholders due to reinvestment of distributions	14,441,218	12,496,314
	384,725,539	141,043,864
Cost of shares redeemed	(228,758,363)	(227,912,780)
Net increase (decrease) in net assets from Fund share transactions	155,967,176	(86,868,916)
Net increase (decrease) in net assets	157,939,137	(83,519,313)
Net assets at the beginning of year	665,973,083	749,492,396
Net assets at the end of year	$823,912,220	$665,973,083
Undistributed (over-distribution of) net investment income at end of year	$706,880	$933,095

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield seeks to provide high current income exempt from regular federal income taxes, and capital appreciation. Under normal circumstances, at least 65% of the Fund’s net assets will be invested in medium- to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Intermediate Duration and Limited Term seek to provide high current income exempt from regular federal income taxes, and capital appreciation. Under normal circumstances, at least 80% of each Fund’s assets will be invested in investment grade quality municipal bonds. Each Fund may also invest up to 20% of its net assets in below investment grade (“high-yield” or “junk”) municipal bonds.

Insured seeks to provide high tax-free income and preservation of capital. Under normal circumstances, at least 80% of the Fund’s net assets will be investments in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts and swaption contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap and futures contract or swaption contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2008, High Yield and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $10,201,192 and $4,900,000, respectively. There were no such outstanding purchase commitments in All American, Insured and Intermediate Duration.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Notes to Financial Statements (continued)

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the fiscal year ended April 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Insurance

During the fiscal year ended April 30, 2008, Insured invested primarily in municipal securities which were either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Effective March 20, 2008, pursuant to action taken by the Funds’ Board of Trustees, under normal circumstances, Insured must invest at least 80% of its net assets in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least “A” at the time of purchase. In addition, Insured must invest at least 80% of its net assets in municipal securities that are rated at least “AA” at the time of purchase. Insured may also invest up to 20% of its net assets in municipal securities rated below “AA” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the fiscal year ended April 30, 2008, High Yield, All-American and Insured invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Intermediate Duration and Limited Term did not invest in any such instruments during the fiscal year ended April 30, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2008, were as follows:

	High Yield	All-American	Insured
Average floating rate obligations	$292,000,642	$14,725,738	$51,458,197
Average annual interest rate and fees	3.13%	3.14%	3.43%

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at

Notes to Financial Statements (continued)

least the predetermined threshold amount. Intermediate Duration was the only Fund to invest in forward interest rate swap transactions during the fiscal year ended April 30, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. High Yield, All-American and Intermediate Duration were the only Funds to invest in futures contracts during the fiscal year ended April 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Options Transactions

Each Fund is authorized purchase put and call options and to write (sell) call options on securities, swaps or currencies. The purchase of put and call options involves the risk of loss of all or a part of the cash paid for the options. Put and call options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premiums paid.

When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase or transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. Intermediate Duration was the only Fund to enter into option transactions during the fiscal year ended April 30, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,592,719	$1,031,090,856	61,820,494	$1,394,381,358
Class A – automatic conversion of Class B shares	95,183	2,002,552	33,410	757,388
Class B	595,586	12,663,480	1,250,731	28,147,754
Class C	15,887,723	336,859,867	24,115,238	544,419,273
Class R	36,004,584	761,347,243	43,571,589	984,789,426
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,429,962	72,069,619	2,340,671	52,878,858
Class B	157,713	3,306,606	126,919	2,861,302
Class C	1,267,537	26,587,742	835,523	18,861,143
Class R	1,523,215	32,177,054	1,077,785	24,428,614
	107,541,797	2,278,105,019	135,172,360	3,051,525,116
Shares redeemed:
Class A	(65,760,281)	(1,380,205,539)	(30,402,874)	(684,891,247)
Class B	(1,546,860)	(32,467,172)	(985,957)	(22,223,507)
Class B – automatic conversion to Class A shares	(95,289)	(2,002,552)	(33,451)	(757,388)
Class C	(21,915,904)	(457,869,279)	(5,702,179)	(128,630,821)
Class R	(41,730,041)	(884,112,586)	(6,185,641)	(140,216,770)
	(131,035,950)	(2,756,657,128)	(43,310,102)	(976,719,733)
Net increase (decrease)	(23,494,153)	$(478,552,109)	91,862,258	$2,074,805,383

	All-American
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,123,177	$161,659,791	6,345,146	$69,011,349
Class A – automatic conversion of Class B shares	136,104	1,466,070	693,972	7,590,868
Class B	163,125	1,757,822	123,787	1,358,045
Class C	4,871,931	52,164,900	1,174,396	12,814,480
Class R	535,980	5,797,977	358,604	3,936,411
Shares issued to shareholders due to reinvestment of distributions:
Class A	560,512	5,975,289	445,533	4,862,428
Class B	37,128	397,307	45,449	496,811
Class C	115,576	1,232,000	93,879	1,024,220
Class R	37,919	405,445	21,961	240,460
	21,581,452	230,856,601	9,302,727	101,335,072
Shares redeemed:
Class A	(11,723,773)	(125,275,809)	(4,392,059)	(47,840,553)
Class B	(408,887)	(4,390,523)	(554,116)	(6,051,553)
Class B – automatic conversion to Class A shares	(135,790)	(1,466,070)	(692,530)	(7,590,868)
Class C	(2,668,856)	(28,589,098)	(1,078,241)	(11,748,658)
Class R	(292,406)	(3,141,518)	(229,500)	(2,519,185)
	(15,229,712)	(162,863,018)	(6,946,446)	(75,750,817)
Net increase (decrease)	6,351,740	$67,993,583	2,356,281	$25,584,255

Notes to Financial Statements (continued)

	Insured
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,389,300	$78,372,332	2,834,850	$30,569,425
Class A – automatic conversion of Class B shares	169,819	1,807,032	305,524	3,298,140
Class B	283,080	3,002,440	95,538	1,035,876
Class C	2,162,767	22,820,418	508,362	5,457,152
Class R	725,105	7,677,811	227,631	2,461,107
Shares issued to shareholders due to reinvestment of distributions:
Class A	611,524	6,466,310	464,884	5,021,277
Class B	43,077	456,879	48,636	525,855
Class C	86,445	908,313	67,365	722,820
Class R	1,657,248	17,507,743	1,564,389	16,860,982
	13,128,365	139,019,278	6,117,179	65,952,634
Shares redeemed:
Class A	(5,333,303)	(56,348,329)	(2,494,921)	(26,897,608)
Class B	(485,110)	(5,153,768)	(494,697)	(5,338,455)
Class B – automatic conversion to Class A shares	(169,577)	(1,807,032)	(305,170)	(3,298,140)
Class C	(786,249)	(8,313,269)	(531,172)	(5,701,091)
Class R	(4,837,947)	(51,221,438)	(5,146,581)	(55,390,814)
	(11,612,186)	(122,843,836)	(8,972,541)	(96,626,108)
Net increase (decrease)	1,516,179	$16,175,442	(2,855,362)	$(30,673,474)

	Intermediate Duration
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,415,392	$83,384,329	7,994,487	$71,445,722
Class A – automatic conversion of Class B shares	137,673	1,218,379	216,637	1,947,746
Class B	255,042	2,268,197	51,586	462,801
Class C	2,067,903	18,397,147	892,601	8,027,189
Class R	29,186,045	260,478,527	3,888,077	34,938,514
Shares issued to shareholders due to reinvestment of distributions:
Class A	956,945	8,474,079	820,971	7,371,738
Class B	28,196	250,524	32,452	292,058
Class C	85,325	757,518	72,229	650,044
Class R	8,516,862	75,544,256	7,441,704	66,902,859
	50,649,383	450,772,956	21,410,744	192,038,671
Shares redeemed:
Class A	(11,046,483)	(97,936,494)	(7,679,841)	(68,827,635)
Class B	(430,746)	(3,841,289)	(722,747)	(6,498,996)
Class B – automatic conversion to Class A shares	(137,253)	(1,218,379)	(216,098)	(1,947,746)
Class C	(1,810,239)	(16,115,803)	(1,346,290)	(12,089,372)
Class R	(23,370,870)	(207,612,100)	(22,735,752)	(204,012,676)
	(36,795,591)	(326,724,065)	(32,700,728)	(293,376,425)
Net increase (decrease)	13,853,792	$124,048,891	(11,289,984)	$(101,337,754)

	Limited Term
	Year Ended 4/30/08		Year Ended 4/30/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,754,336	$220,399,605	7,515,582	$79,648,353
Class C	5,411,081	57,384,499	1,591,315	16,811,109
Class R	8,753,405	92,500,217	3,038,983	32,088,088
Shares issued to shareholders due to reinvestment of distributions:
Class A	990,358	10,502,749	845,033	8,957,107
Class C	290,843	3,075,320	289,411	3,059,735
Class R	81,799	863,149	45,461	479,472
	36,281,822	384,725,539	13,325,785	141,043,864
Shares redeemed:
Class A	(14,646,839)	(155,700,086)	(13,274,100)	(140,647,791)
Class C	(5,175,293)	(54,864,113)	(7,560,533)	(79,879,726)
Class R	(1,718,542)	(18,194,164)	(701,333)	(7,385,263)
	(21,540,674)	(228,758,363)	(21,535,966)	(227,912,780)
Net increase (decrease)	14,741,148	$155,967,176	(8,210,181)	$(86,868,916)

3. Investment Transactions

Purchases and sales (including maturities but excluding put swaptions, call swaptions written, short-term investments and derivative transactions) during the fiscal year ended April 30, 2008, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$1,366,748,864	$185,732,714	$74,364,527	$605,268,507	$213,695,564
Sales and maturities	1,966,401,078	123,736,532	81,508,141	572,797,310	87,772,711

Transactions in call swaptions written during the fiscal year ended April 30, 2008, were as follows:

	Intermediate Duration
	Number of Contracts	Premiums Received
Outstanding, beginning of year	—	$—
Call options written	50,000,000	357,000
Call options terminated in closing purchase transactions	(50,000,000)	(357,000)
Outstanding, end of the year	—	$—

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2008, the cost of investments was as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$4,436,077,891	$433,750,234	$771,905,438	$2,406,806,895	$795,060,927

Notes to Financial Statements (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Gross unrealized:
Appreciation	$53,211,556	$11,846,132	$30,305,704	$61,868,019	$14,103,006
Depreciation	(496,508,924)	(11,542,667)	(9,562,473)	(32,435,546)	(4,531,386)
Net unrealized appreciation (depreciation) of investments	$(443,297,368)	$303,465	$20,743,231	$29,432,473	$9,571,620

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds’ tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$17,958,143	$1,369,761	$2,257,117	$8,287,885	$2,661,658
Undistributed net ordinary income**	1,273,885	27	—	510,308	147,537
Undistributed net long-term capital gains	—	—	—	—	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 9, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2008 and April 30, 2007, was designated for purposes of the dividends paid deduction as follows:

2008	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income***	$239,008,433	$17,162,974	$35,039,864	$97,843,377	$25,276,491
Distributions from net ordinary income**	413,584	—	—	1,511,832	218,408
Distributions from net long-term capital gains****	—	—	558,624	4,262,170	—

2007	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$188,189,609	$15,581,176	$35,493,720	$95,107,969	$23,992,518
Distributions from net ordinary income**	214,444	—	85,793	3,227,465	73,540
Distributions from net long-term capital gains	237,351	—	6,732	4,240,363	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2008, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2008.

At April 30, 2008, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Limited Term
Expiration:
April 30, 2009	$—	$6,509,058	$—	$1,811,729
April 30, 2010	—	—	—	337,552
April 30, 2011	—	—	—	998,547
April 30, 2012	—	3,378,131	—	—
April 30, 2013	—	605,409	—	169,527
April 30, 2014	—	—	—	1,064,312
April 30, 2015	273,441	—	—	7,283,015
April 30, 2016	25,595,622	—	695,665	546,020
Total	$25,869,063	$10,492,598	$695,665	$12,210,702

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

High Yield	Insured	Intermediate Duration	Limited Term
$134,610,299	$2,750,779	$889,811	$614,340

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components–a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of April 30, 2008, the complex-level fee rate was .1855%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Notes to Financial Statements (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and .75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended April 30, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected (Unaudited)	$5,285,867	$564,847	$569,312	$244,426	$275,334
Paid to financial intermediaries (Unaudited)	4,768,395	519,118	516,180	216,131	245,233

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances (Unaudited)	$5,263,238	$417,156	$355,228	$183,129	$308,167

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2008, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained (Unaudited)	$4,266,768	$248,639	$247,235	$191,474	$107,188

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2008, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained (Unaudited)	$1,533,019	$94,819	$74,054	$51,955	$69,546

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. Borrowing Arrangements

Certain Nuveen funds, including High Yield, participate in a joint credit facility for temporary liquidity purposes including shareholder redemptions. The joint facility includes a $150 million unsecured committed facility (Committed Line) and a $25 million unsecured uncommitted facility (Uncommitted Line). Interest charged to the funds on both its Committed Line and Uncommitted Line is based on the borrowings at a rate per annum equal to the Federal Funds Rate plus .45%. In addition, the funds accrue a commitment fee of .07% per annum on the unused portion of the Committed Line. On January 2, 2008, High Yield borrowed the entire Committed Line and Uncommitted Line to fund shareholder redemptions, and during the period ending February 20, 2008, paid down the entire borrowing. For the fiscal year ended April 30, 2008, the combined average daily loan balance outstanding on the Committed Line and Uncommitted Line and weighted average annualized interest rate for the Fund were $10,669,400 and 4.80%, respectively.

On April 3, 2008, High Yield obtained an exclusive dedicated credit facility for temporary liquidity purposes including a $150 million unsecured committed line of credit and a $50 million unsecured uncommitted line of credit. Terms for the High Yield facility are the same as the terms for the joint facility described above. Effective, April 3, 2008, High Yield no longer participates in the foregoing joint facility. High Yield did not draw on its dedicated credit facility during the fiscal year ended April 30, 2008.

Interest expense incurred on borrowings and commitment fees incurred are recognized as “Interest expense on borrowings” and “Other expenses”, respectively, in the Statement of Operations.

7. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Notes to Financial Statements (Unaudited) (continued)

8. Subsequent Events

Recent Fund Policy Changes

On March 31, 2008, the Nuveen mutual funds announced the following policy changes applicable to the Funds effective May 1, 2008:

•

The period after purchase for which a 1% CDSC is imposed on Class A Share purchases of $1 million or more will be reduced from 18 months to 12 months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed prior to May 1, 2008, will no longer be subject to a CDSC;

•

High Yield, All-American, Insured and Intermediate Duration will cease offering new Class B Shares to the public and will only issue Class B Shares upon exchange of Class B shares from another Nuveen fund or for purposes of dividend reinvestment; and

•	Class R Shares will be renamed Class I Shares.

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 2, 2008, to shareholders of record on May 29, 2008, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Dividend per share:
Class A	$.0910	$.0385	$.0375	$.0280	$.0315
Class B	.0790	.0320	.0310	.0225	N/A
Class C	.0825	.0335	.0325	.0240	.0285
Class R	.0945	.0400	.0390	.0295	.0335

N/A –	Limited Term is not authorized to issue Class B Shares.

Recent Credit Market Events

Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
HIGH YIELD												Ratios to Average Net Assets Before Credit/ Reimbursement/ Refund			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement/ Refund(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income	Expenses(e)		Net Invest- ment Income	Expenses(e)		Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/99)
2008	$22.77	$1.12	$(3.55)	$(2.43)	$(1.08)	$—		$(1.08)	$19.26	(10.97)%	$1,959,271	1.08	%**	5.27%	1.08	%**	5.27%	1.08	%**	5.27%	27%
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24	2,627,743.88			4.70	.88		4.70	.87		4.70	5
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25	1,800,261.88			4.97	.88		4.97	.88		4.97	4
2005	20.55	1.18	1.34	2.52	(1.22)	(.01)		(1.23)	21.84	12.60	786,921.91			5.52	.91		5.52	.91		5.53	5
2004	19.67	1.24	.88	2.12	(1.24)	—		(1.24)	20.55	11.01	257,187.95			6.07	.95		6.07	.95		6.07	18
Class B (6/99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)	139,377	1.83	**	4.53	1.83	**	4.53	1.83	**	4.53	27
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43	184,996	1.63		3.97	1.63		3.97	1.62		3.97	5
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48	171,326	1.62		4.23	1.62		4.23	1.62		4.24	4
2005	20.53	1.03	1.34	2.37	(1.07)	(.01)		(1.08)	21.82	11.78	146,041	1.66		4.84	1.66		4.84	1.65		4.85	5
2004	19.65	1.09	.88	1.97	(1.09)	—		(1.09)	20.53	10.21	101,693	1.70		5.33	1.70		5.33	1.69		5.33	18
Class C (6/99)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)	1,071,895	1.63	**	4.73	1.63	**	4.73	1.63	**	4.73	27
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65	1,375,664	1.43		4.15	1.43		4.15	1.42		4.15	5
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68	908,434	1.43		4.42	1.43		4.42	1.43		4.43	4
2005	20.54	1.06	1.35	2.41	(1.11)	(.01)		(1.12)	21.83	12.00	463,435	1.46		4.98	1.46		4.98	1.46		4.98	5
2004	19.66	1.13	.88	2.01	(1.13)	—		(1.13)	20.54	10.43	156,610	1.51		5.52	1.51		5.52	1.50		5.52	18
Class R (6/99)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)	914,424.89		**	5.49	.89	**	5.49	.89	**	5.49	27
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48	1,177,168.67			4.87	.67		4.87	.67		4.87	5
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45	291,435.68			5.16	.68		5.16	.68		5.16	4
2005	20.55	1.21	1.37	2.58	(1.27)	(.01)		(1.28)	21.85	12.87	78,569.71			5.70	.71		5.70	.71		5.71	5
2004	19.67	1.28	.88	2.16	(1.28)	—		(1.28)	20.55	11.24	19,073.75			6.27	.75		6.27	.75		6.28	18

*	Capital Gains rounds to less than $.01 per share.
**	The expense ratios for the fiscal year ended April 30, 2008, include the interest expense paid on borrowings, as described in Footnote 6 – Borrowing Arrangements. The amount of this interest expense for such period expressed as a percentage of average net assets was 0.06% for each share class.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit, expense reimbursement and legal fee refund, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended April 30:
2008	.19%
2007	.05
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ALL-AMERICAN											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/88)
2008	$10.92	$.48	$(.44)	$.04	$(.46)	$—	$(.46)	$10.50	.41%	$315,885.91%		4.43%	.91%	4.43%	.89%	4.44%	29%
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47	283,722.91		4.21	.91	4.21	.90	4.22	6
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33	247,254.79		4.37	.79	4.37	.78	4.38	8
2005	10.75	.51	.29	.80	(.52)	—	(.52)	11.03	7.58	234,606.80		4.68	.80	4.68	.80	4.68	11
2004	10.94	.54	(.18)	.36	(.55)	—	(.55)	10.75	3.31	224,903.82		4.92	.82	4.92	.81	4.92	25
Class B (2/97)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)	17,624	1.66	3.66	1.66	3.66	1.65	3.67	29
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66	22,087	1.67	3.46	1.67	3.46	1.65	3.47	6
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55	33,500	1.54	3.61	1.54	3.61	1.53	3.62	8
2005	10.77	.43	.29	.72	(.44)	—	(.44)	11.05	6.75	40,377	1.55	3.93	1.55	3.93	1.55	3.94	11
2004	10.95	.46	(.18)	.28	(.46)	—	(.46)	10.77	2.62	43,771	1.57	4.17	1.57	4.17	1.56	4.18	25
Class C (6/93)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)	100,333	1.46	3.89	1.46	3.89	1.44	3.90	29
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87	78,977	1.46	3.66	1.46	3.66	1.45	3.67	6
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75	76,049	1.34	3.82	1.34	3.82	1.33	3.83	8
2005	10.75	.45	.29	.74	(.46)	—	(.46)	11.03	6.97	74,254	1.35	4.13	1.35	4.13	1.35	4.13	11
2004	10.93	.48	(.17)	.31	(.49)	—	(.49)	10.75	2.83	71,038	1.37	4.37	1.37	4.37	1.36	4.37	25
Class R (2/97)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58	11,541.71		4.64	.71	4.64	.70	4.65	29
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72	8,910.71		4.42	.71	4.42	.70	4.43	6
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40	7,173.59		4.57	.59	4.57	.58	4.58	8
2005	10.78	.53	.30	.83	(.54)	—	(.54)	11.07	7.83	6,767.60		4.87	.60	4.87	.60	4.87	11
2004	10.96	.56	(.17)	.39	(.57)	—	(.57)	10.78	3.57	5,534.62		5.12	.62	5.12	.61	5.12	25

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended April 30:
2008	.11%
2007	.12
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2008	$10.82	$.45	$(.36)	$.09	$(.45)	$(.01)	$(.46)	$10.45	.85%	$242,493.99%		4.25%	.99%	4.25%	.98%	4.26%	9%
2007	10.69	.45	.13	.58	(.45)	— *	(.45)	10.82	5.52	220,377.96		4.17	.96	4.17	.96	4.17	10
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84	205,982.78		4.13	.78	4.13	.78	4.13	27
2005	10.86	.47	.19	.66	(.48)	—	(.48)	11.04	6.19	200,707.79		4.32	.79	4.32	.79	4.33	26
2004	11.19	.49	(.32)	.17	(.50)	—	(.50)	10.86	1.50	200,862.81		4.43	.81	4.43	.81	4.43	16
Class B (2/97)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14	23,125	1.74	3.49	1.74	3.49	1.73	3.50	9
2007	10.70	.37	.13	.50	(.37)	— *	(.37)	10.83	4.70	27,490	1.71	3.42	1.71	3.42	1.71	3.42	10
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06	34,186	1.53	3.38	1.53	3.38	1.53	3.38	27
2005	10.86	.39	.20	.59	(.40)	—	(.40)	11.05	5.48	40,777	1.54	3.58	1.54	3.58	1.54	3.58	26
2004	11.20	.41	(.34)	.07	(.41)	—	(.41)	10.86	.65	44,231	1.57	3.68	1.57	3.68	1.56	3.69	16
Class C (9/94)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31	48,375	1.54	3.70	1.54	3.70	1.53	3.71	9
2007	10.62	.39	.13	.52	(.39)	— *	(.39)	10.75	4.91	34,338	1.51	3.62	1.51	3.62	1.51	3.62	10
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33	33,459	1.33	3.58	1.33	3.58	1.33	3.58	27
2005	10.78	.41	.18	.59	(.41)	—	(.41)	10.96	5.60	33,857	1.34	3.78	1.34	3.78	1.34	3.78	26
2004	11.11	.43	(.33)	.10	(.43)	—	(.43)	10.78	.91	35,547	1.36	3.88	1.36	3.88	1.36	3.88	16
Class R (12/86)
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11	496,431.79		4.44	.79	4.44	.78	4.45	9
2007	10.67	.47	.12	.59	(.47)	— *	(.47)	10.79	5.61	540,402.76		4.37	.76	4.37	.76	4.37	10
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11	569,874.58		4.33	.58	4.33	.58	4.33	27
2005	10.83	.50	.18	.68	(.50)	—	(.50)	11.01	6.38	614,657.59		4.53	.59	4.53	.59	4.53	26
2004	11.16	.51	(.32)	.19	(.52)	—	(.52)	10.83	1.67	634,616.61		4.63	.61	4.63	.61	4.63	16

*	Capital Gains round to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
Year Ended April 30:
2008	.22%
2007	.19
2006	—
2005	—
2004	—

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
INTERMEDIATE DURATION											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (6/95)
2008	$8.97	$.33	$(.16)	$.17	$(.34)	$(.02)	$(.36)	$8.78	1.90%	$292,750.75%		3.77%	.75%	3.77%	.74%	3.77%	23%
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98	304,084.75		3.76	.75	3.76	.75	3.77	38
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70	289,148.75		3.76	.75	3.76	.75	3.76	43
2005	9.01	.35	.22	.57	(.35)	(.13)	(.48)	9.10	6.39	250,322.76		3.85	.76	3.85	.76	3.85	32
2004	9.32	.39	(.22)	.17	(.41)	(.07)	(.48)	9.01	1.86	234,434.78		4.23	.78	4.23	.78	4.24	63
Class B (2/97)
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13	17,745	1.50	3.01	1.50	3.01	1.49	3.02	23
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27	20,700	1.50	3.01	1.50	3.01	1.50	3.02	38
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01	28,104	1.50	2.99	1.50	2.99	1.50	2.99	43
2005	9.02	.28	.22	.50	(.28)	(.13)	(.41)	9.11	5.55	36,106	1.51	3.10	1.51	3.10	1.51	3.10	32
2004	9.33	.32	(.22)	.10	(.34)	(.07)	(.41)	9.02	1.07	37,167	1.53	3.48	1.53	3.48	1.53	3.48	63
Class C (6/95)
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22	56,741	1.30	3.22	1.30	3.22	1.29	3.23	23
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58	54,909	1.30	3.21	1.30	3.21	1.30	3.21	38
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10	57,734	1.30	3.20	1.30	3.20	1.30	3.20	43
2005	9.02	.30	.22	.52	(.30)	(.13)	(.43)	9.11	5.75	63,972	1.31	3.30	1.31	3.30	1.31	3.30	32
2004	9.33	.34	(.22)	.12	(.36)	(.07)	(.43)	9.02	1.27	62,461	1.33	3.66	1.33	3.66	1.33	3.67	63
Class R (11/76)
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99	2,128,272.55		3.96	.55	3.96	.54	3.97	23
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30	2,046,934.55		3.96	.55	3.96	.55	3.96	38
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90	2,128,270.55		3.95	.55	3.95	.55	3.95	43
2005	9.02	.37	.22	.59	(.37)	(.13)	(.50)	9.11	6.59	2,298,373.56		4.05	.56	4.05	.56	4.05	32
2004	9.33	.41	(.22)	.19	(.43)	(.07)	(.50)	9.02	2.06	2,373,846.58		4.44	.58	4.44	.58	4.44	63

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
LIMITED TERM												Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (10/87)
2008	$10.60	$.38	$.03	$.41	$(.38)	$—		$(.38)	$10.63	3.95%	$487,491.72%		3.57%	.72%	3.57%	.70%	3.59%	12%
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07	410,955.73		3.55	.73	3.55	.72	3.56	16
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29	460,864.72		3.36	.72	3.36	.72	3.36	59
2005	10.78	.35	(.02)	.33	(.35)	—		(.35)	10.76	3.08	489,920.72		3.29	.72	3.29	.72	3.29	37
2004	10.86	.37	(.10)	.27	(.35)	—		(.35)	10.78	2.53	523,396.73		3.36	.73	3.36	.73	3.36	29
Class C (12/95)
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61	219,228	1.07	3.22	1.07	3.22	1.05	3.24	12
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72	213,117	1.08	3.20	1.08	3.20	1.07	3.21	16
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86	271,925	1.07	3.00	1.07	3.00	1.07	3.01	59
2005	10.76	.32	(.03)	.29	(.31)	—		(.31)	10.74	2.75	313,073	1.07	2.93	1.07	2.93	1.07	2.94	37
2004	10.84	.33	(.09)	.24	(.32)	—		(.32)	10.76	2.20	355,503	1.08	3.01	1.08	3.01	1.08	3.01	29
Class R (2/97)
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21	117,193.52		3.77	.52	3.77	.50	3.79	12
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22	41,901.52		3.78	.52	3.78	.51	3.79	16
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43	16,703.52		3.55	.52	3.55	.52	3.55	59
2005	10.74	.37	(.02)	.35	(.37)	—		(.37)	10.72	3.33	17,786.52		3.48	.52	3.48	.52	3.49	37
2004	10.82	.39	(.09)	.30	(.38)	—		(.38)	10.74	2.77	11,931.53		3.56	.53	3.56	.53	3.56	29

*	Capital Gains rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Multistate Trust, hereafter referred to as the “Funds”) at April 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 23, 2008

Notes

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	185

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	185

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	185

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	185

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	183

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	185

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	185

Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (2005-12/2007); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	185

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	185

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	185

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	65

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	185

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	185

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	185

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	185

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	185

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	185

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	185

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	185

Christopher M. Rohrbacher 8/1/71 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	185

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	185

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	65

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	185

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Advance Refundings: Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $153 billion in assets as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-NAT-0408D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended April 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	18,619	0	2,151	0
Limited Term Municipal Bond Fund	25,802	0	3,293	0
High Yield Municipal Bond Fund	107,655	0	22,983	0
National Insured Municipal Bond Fund	26,662	0	3,948	0
Intermediate Duration Bond Fund	66,005	0	10,693	0

Total	$244,743	$0	$43,067	0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

Fiscal Year Ended April 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
All-American Municipal Bond Fund	15,267	0	1,739	0
Limited Term Municipal Bond Fund	20,934	0	3,149	0
High Yield Municipal Bond Fund	118,029	0	19,181	0
National Insured Municipal Bond Fund	24,294	0	3,753	0
Intermediate Duration Bond Fund	58,049	0	11,174	0

Total	$236,573	$0	$38,997	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
All-American Municipal Bond Fund	0	0	0	0
Limited Term Municipal Bond Fund	0	0	0	0
High Yield Municipal Bond Fund	0	0	0	0
National Insured Municipal Bond Fund	0	0	0	0
Intermediate Duration Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended April 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended April 30, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	2,151	0	0	2,151
Limited Term Municipal Bond Fund	3,293	0	0	3,293
High Yield Municipal Bond Fund	22,983	0	0	22,983
National Insured Municipal Bond Fund	3,948	0	0	3,948
Intermediate Duration Bond Fund	10,693	0	0	10,693

Total	$43,067	$0	$0	$43,067

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended April 30, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
All-American Municipal Bond Fund	1,739	0	0	1,739
Limited Term Municipal Bond Fund	3,149	0	0	3,149
High Yield Municipal Bond Fund	19,181	0	0	19,181
National Insured Municipal Bond Fund	3,753	0	0	3,753
Intermediate Duration Bond Fund	11,174	0	0	11,174

Total	$38,997	$0	$0	$38,997

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date July 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date July 9, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date July 9, 2008